As filed with the Securities and Exchange Commission on April 22, 2005

                                                              File No. 333-23171
                                                                       811-04721
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Pre-Effective Amendment No.                                          [ ]


       Post-Effective Amendment No.   17                                    |X|
                                    ------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       Amendment No.   19                                                   |X|
                     ------


                        (Check appropriate box or boxes.)

                             ----------------------

                  Phoenix Life Variable Universal Life Account

                           (Exact Name of Registrant)

                             ----------------------


                         Phoenix Life Insurance Company

                               (Name of Depositor)

                             ----------------------


               One American Row, Hartford, Connecticut 06102-5056
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
              (Depositor's Telephone Number, including Area Code)

                             ----------------------

                              John R. Flores, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (Name and Address of Agent for Service)

                             ----------------------


Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

|X| on May 1, 2005 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on _________________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                             ----------------------

================================================================================

                                     PART A

                                                                   [VERSION A]

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                          MAY 1, 2005
This prospectus describes a survivorship flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection on the lives of two insureds. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]   Phoenix-Aberdeen International Series

   [diamond]   Phoenix-AIM Growth Series
               (fka, Phoenix-MFS Investors Growth Stock Series)
   [diamond]   Phoenix-Alger Small-Cap Growth Series
               (fka, Phoenix-State Street Research Small-Cap Growth Series)

   [diamond]   Phoenix-Alliance/Bernstein Enhanced Index Series

   [diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond]   Phoenix-Engemann Capital Growth Series

   [diamond]   Phoenix-Engemann Growth and Income Series
               (fka, Phoenix-Oakhurst Growth and Income Series)
   [diamond]   Phoenix-Engemann Small-Cap Growth Series
               (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
   [diamond]   Phoenix-Engemann Strategic Allocation Series
               (fka, Phoenix-Oakhurst Strategic Allocation Series)
   [diamond]   Phoenix-Engemann Value Equity Series
               (fka, Phoenix-Oakhurst Value Equity Series)

   [diamond]   Phoenix-Goodwin Money Market Series
   [diamond]   Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond Series
   [diamond]   Phoenix-Kayne Rising Dividends Series
   [diamond]   Phoenix-Kayne Small-Cap Quality Value Series
   [diamond]   Phoenix-Lazard International Equity Select Series

   [diamond]   Phoenix-Northern Dow 30 Series
   [diamond]   Phoenix-Northern Nasdaq-100 Index(R) Series

   [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond]   Phoenix-Seneca Mid-Cap Growth Series
   [diamond]   Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   [diamond]   AIM V.I. Capital Appreciation Fund
   [diamond]   AIM V.I. Mid Cap Core Equity Fund

   [diamond]   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   [diamond]   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond]   Federated Fund for U.S. Government Securities II
   [diamond]   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   [diamond]   VIP Contrafund(R) Portfolio
   [diamond]   VIP Growth Opportunities Portfolio
   [diamond]   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond]   Mutual Shares Securities Fund
   [diamond]   Templeton Developing Markets Securities Fund *
   [diamond]   Templeton Foreign Securities Fund
   [diamond]   Templeton Global Asset Allocation Fund *
   [diamond]   Templeton Growth Securities Fund


LAZARD RETIREMENT SERIES
------------------------
   [diamond]   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
   [diamond]   Bond-Debenture Portfolio
   [diamond]   Growth and Income Portfolio
   [diamond]   Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
   [diamond]   Rydex Variable Trust Juno Fund
   [diamond]   Rydex Variable Trust Nova Fund
   [diamond]   Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
   [diamond]   Scudder VIT EAFE(R) Equity Index Fund
   [diamond]   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   [diamond]   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond]   Wanger International Select
   [diamond]   Wanger International Small Cap
   [diamond]   Wanger Select
   [diamond]   Wanger U.S. Smaller Companies

* Not available for new investors

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:                  [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                              PO Box 8027
                                                                              Boston, MA 02266-8027

                                                                  [telephone] 800/541-0171

                         TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------

RISK/BENEFIT SUMMARY .................................     3
   Policy Benefits ...................................     3
   Policy Risks ......................................     3
FEE TABLES ...........................................     4
   Transaction Fees ..................................     4
   Periodic Charges Other than Fund Operating
    Expenses..........................................     5
   Minimum and Maximum Fund Operating Expenses........     6
   Annual Fund Expenses...............................     7
PHOENIX LIFE INSURANCE COMPANY .......................     9
THE SEPARATE ACCOUNT..................................     9
   Valuation Date.....................................     9
   Performance History ...............................     9
VOTING RIGHTS ........................................     9
THE GUARANTEED INTEREST ACCOUNT ......................    10
CHARGES AND DEDUCTIONS................................    10
   General ...........................................    10
   Charges Deducted from Premium Payments.............    10
   Tax................................................    11
   Periodic Charges ..................................    11
   Loan Interest Charged..............................    12
   Conditional Charges ...............................    12
   Transfer Charge....................................    13
   Other Tax Charges .................................    13
   Fund Charges.......................................    13
THE POLICY ...........................................    13
   Contract Rights: Owner, Insureds, Beneficiary .....    13
   Contract Limitations...............................    14
   Purchasing a Policy................................    14
GENERAL ..............................................    15
   Postponement of Payments ..........................    15
   Optional Insurance Benefits .......................    15
   Death Benefit......................................    16
PAYMENT OF PROCEEDS ..................................    17
   Surrender and Death Benefit Proceeds ..............    17
   Payment Options ...................................    17
   Surrenders.........................................    18

   Transfer of Policy Value...........................    18

   Disruptive Trading and Market Timing...............    19


   Loans..............................................    21

   Lapse..............................................    21

FEDERAL INCOME TAX CONSIDERATIONS ....................    22
   Introduction ......................................    22
   Income Tax Status..................................    22

   Policy Benefits....................................    22

   Business-Owned Policies............................    23
   Modified Endowment Contracts.......................    23
   Limitations on Unreasonable Mortality and
      Expense Charges.................................    24
   Qualified Plans....................................    24
   Diversification Standards..........................    24
   Change of Ownership or Insured or Assignment.......    25
   Other Taxes........................................    25
   Withholding........................................    25
FINANCIAL STATEMENTS..................................    25

APPENDIX A - INVESTMENT OPTIONS.......................   A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.


POLICY BENEFITS

DEATH BENEFITS
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the last surviving insured under the policy.

You will choose a death benefit when you apply for a policy:

[diamond]  Option 1 is equal to the policy's face amount on the date of death of the last surviving insured, or, if greater, the minimum death benefit on that date.

[diamond]  Option 2 equals the face amount on the date of death of the last surviving insured plus the policy value, or, if greater, the minimum death benefit on that date.

You may change your Death Benefit Option at any time. Option 1 applies if you do not choose an option.

After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

The minimum death benefit is equal to the policy value on the date of death of the last surviving insured increased by a percentage taken from a table in the policy based on the policy year and the last surviving insured person's age.

Death Benefit at Endowment. After age 100 of the younger insured, the death benefit equals policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Temporary Insurance Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond]  Disability Benefit Rider
[diamond]  Four Year Survivorship Term Rider
[diamond]  Conditional Exchange Option Rider
[diamond]  Policy Split Option Rider
[diamond]  Guaranteed Death Benefit Rider (not available with policies issued on or after January 27, 2003)
[diamond]  Conversion to Universal Life Rider
[diamond]  Age 100+ Rider
[diamond]  LifePlan Options Rider
[diamond]  Estate Term Rider

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.


POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Separate Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.



FEE TABLES
------------------------------------------------------------------------------------------------------------------------------------

                                TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                       WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
-------------------------------- ---------------------------- ----------------------------------------------------------------------
SALES CHARGE(1)                  Upon premium payment.        We charge up to 20% of the premium payment.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
TAX CHARGE                       Upon premium payment.        2.25% of each premium for nonqualified plans.
                                                              1.50% of each premium for qualified plans.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FEDERAL TAX CHARGE               Upon premium payment.        1.50% of each premium payment.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ISSUE EXPENSE CHARGE             On Policy Date and monthly   $600 which is deducted at a rate of $50 per month for 12 months.
                                 on Monthly Calculation Day
                                 during 12 policy months
                                 following issue. We will
                                 deduct any unpaid balance
                                 in the event of lapse or
                                 termination.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
SURRENDER CHARGE(2)              Upon Full Surrender during   Up to 100% of the Target Annual Premium (TAP). The TAP is
                                 the first 9 policy years.    established at issue by an arithmetic formula based on personal
                                 Charge does not apply to a   information (age, gender, risk class) and face amount of insurance
                                 policy lapse.                coverage. A complete display of the surrender charges is provided in the contract.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         Upon Partial Surrender or    For a partial surrender:
                                 a reduction In the policy    ------------------------
                                 face amount.
                                                              The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

                                                              For a decrease in face amount:
                                                              ------------------------------

                                                              The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER FEE(3)         Upon Partial Surrender.      2.00% of the amount withdrawn.
-------------------------------- ---------------------------- ---------------------------------------------------------------------
TRANSFER CHARGE                  Upon Transfer.               At present, we do not charge for transfers between investment options; however, we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1)The maximum sales charge of 20% applies only during the first policy year and only on premium amounts up to the TAP. We deduct a sales charge of 5% of premiums in excess of TAP during the first policy year, and on all other premiums. TAP is the greater of (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expense risk charges, or (b) $1,200. We will determine the TAP before we issue the policy, and it will be based on the policy face amount, and the ages of those insured by the policy.
(2)The maximum surrender charge applies during the six years after we issue the policy. After that the surrender charge decreases each year, eventually becoming 0% in the tenth policy year. Your policy will contain a table of surrender charges that apply to your policy. We provide a table of maximum surrender charges for each policy year in the "Charges and Deductions" section.
(3)We limit this fee to a maximum of $25.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                       WHEN DEDUCTED                                   AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
COST OF INSURANCE(1)             On Policy Date and monthly
                                 on each Monthly Calculation
                                 Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
   Minimum and Maximum                                        $0.0001 - $83.33 per $1,000 of net amount at risk(2). We will increase
   Charges                                                    this charge as the insured people age.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
   Example for a male age 45                                  $0.0002 per $1,000 of net amount at risk(2). We will increase this
   and female age 42 both in                                  charge as they age.
   the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each monthly processing   $20 per month for policies with face amounts up to $400,000.
                                 day for the first 10         $0.05 per $1,000 of face amount for policies with face amounts
                                 policy years.                greater than $400,000, but less than $1,600,000.
                                                              $80 per month for policies with face amounts greater than $1,600,000.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        Daily.                      Maximum of 0.80% of average daily net assets on an annual basis.
CHARGE(3)
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LOAN INTEREST CHARGED(4)         Interest accrues daily and   The maximum net cost to the policy is 2.00% of the loan balance.
                                 is due on each policy
                                 anniversary. If not paid
                                 on that date, we will
                                 treat the accrued interest
                                 as another loan against
                                 the policy.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right
                                 taxes.                       to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
------------------------------------------------------------------------------------------------------------------------------------
                                                     OPTIONAL INSURANCE BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
FOUR-YEAR SURVIVORSHIP           On Rider Policy Date, and
TERM RIDER(1)                    monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.01 - $20.27 per $1,000 of rider face amount.
    Charges
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age                                    $0.01 per $1,000 of rider face amount.
    45 and female age 42 both
    in the nonsmoker
    premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
                                 On Rider Policy Date and
ESTATE TERM RIDER(1)             monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum Charges                               $0.0003 - $83.33 per $1,000 of term rider face amount.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.001 per $1,000 of term rider face amount.
    and female age 42 both in
    the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CONDITIONAL EXCHANGE             On each Monthly              $0.03 per $1,000 of total face amount.
OPTION RIDER                     Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
GUARANTEED DEATH BENEFIT         On each Monthly              $0.01 per $1,000 of base policy face amount.
RIDER (not available after       Calculation Day beginning
1/27/03)                         in policy year 11.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER           We do not charge for this    We describe this rider later under "Optional Insurance Benefits".
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
POLICY SPLIT OPTION RIDER        We do not charge for this    You must provide evidence of insurability. We describe this rider
                                 rider.                       later under "Additional Rider Benefits."
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CONVERSION TO UNIVERSAL          We do not charge for this    We describe this rider later under "Optional Insurance Benefits".
LIFE  RIDER                      rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
DISABILITY BENEFIT RIDER(5)      On Rider Policy Date, and
                                 monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.22 - $0.82 per $100 of annual benefit.
    Charges
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.33 and $0.36 respectively, per $100 of annual benefit.
    and female age 42 both in
    the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
AGE 100+ RIDER                   We do not charge for this    We describe this rider later under "Optional Insurance Benefits".
                                 rider.
------------------------------------------------------------------------------------------------------------------------------------

(1)These charges will depend on the personal information of those insured under the policy (i.e. age, gender and premium class) and the net amount at risk (see 2, next). The charges will increase as those insured under the policy age. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the maximum guaranteed charges. We will provide more detailed information upon request. Before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the personal information of those to be insured by the policy, the death benefit option, face amount, planned periodic premiums, and any optional riders you request.
(2)The "net amount at risk" is the difference between the policy value and the death benefit that would be payable at the time.
(3)At present, we reduce this charge to 0.25% in policy year 16 and after. We do not deduct this charge from amounts allocated to the Guaranteed Interest Account.
(4)Depending on state of issue and policy year, we charge loan interest from 2.50% to 6.00% of the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account from 2% to 4% with the maximum possible difference between the rate we charge and the rate we credit of 2.00%. At our current rates the cost to the policy is between 0.50% and 2.00% of the outstanding loan balance annually, depending on policy year. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section.
(5)This charge depends on age when the rider is issued, but does not increase.



THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                             MINIMUM AND MAXIMUM FUND ANNUAL EXPENSES

                                                                              Minimum                            Maximum

Total Annual Fund Operating Expenses(1)                                        0.29%              -               2.68%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)


(1)We have provided the total and net fund operating expenses for each available investment portfolio in the following tables.

  ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1       Other Operating       Total Annual Fund
                        Series                           Management Fee      Fees          Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.30%                 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                            0.75%          N/A             0.47% (3)             1.22% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                0.85%          N/A             0.89% (1)             1.74% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.27% (2)             0.72% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.29%                 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.21%                 0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                            0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                             0.90%          N/A             0.67% (4)             1.57% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                         0.58%          N/A             0.20%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                                 0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.24%                 0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.23%                 0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50% (5)      N/A             0.58% (2)             1.08% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             0.75% (1)             1.45% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             1.78% (1)             2.68% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             0.40% (1)             1.30% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.56% (3)             0.91% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             0.74% (3)             1.09% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.29% (3)             1.34% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.38% (3)             1.43% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.38% (4)             1.18% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.33%                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                  Net Annual Fund                                                    Net Annual Fund
                                                  ---------------                                                    ---------------
                Series             Reimbursements    Expenses               Series                    Reimbursements    Expenses
                ------             --------------    --------               ------                    --------------    --------
Phoenix-AIM Growth                    (0.22%)         1.00%      Phoenix-Kayne Small-Cap Quality Value     (1.63%)          1.05%
Phoenix-Alger Small-Cap Growth        (0.74%)         1.00%      Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                              Select                                    (0.25%)          1.05%
Index                                 (0.07%)         0.65%      Phoenix-Northern Dow 30                   (0.31%)          0.60%
Phoenix-Engemann Growth and Income    (0.03%)         0.95%      Phoenix-Northern Nasdaq-100 Index(R)      (0.49%)          0.60%
Phoenix-Engemann Small-Cap Growth     (0.32%)         1.25%      Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity         (0.03%)         0.95%      Value                                     (0.04%)          1.30%
Phoenix-Goodwin Multi-Sector Short                               Phoenix-Sanford Bernstein
Term Bond                             (0.38%)         0.70%      Small-Cap Value                           (0.13%)          1.30%
Phoenix-Kayne Rising Dividends        (0.60%)         0.85%      Phoenix-Seneca Mid-Cap Growth             (0.03%)          1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                Investment    12b-1 or      Other                     Contractual        After
                                                Management     Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                        Fee          Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%        N/A         0.31%         1.04%          (0.00%)         1.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%        N/A         0.12%         0.97%          (0.00%)         0.97%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                 Investment   12b-1 or      Other                     Contractual        After
                                                 Management    Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                         Fee         Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%        0.25% (1)   0.13%         0.98%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%        0.25% (1)   0.14%         0.99%         ---              ---(11)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%        0.10%       0.11% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%        0.10%       0.14% (2)     0.82%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%        0.10%       0.10% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%        0.25% (4)   0.15%         1.00%        (0.00%)           1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%        0.25%       0.29%         1.79%        (0.00%)           1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%        0.25%       0.19%         1.12%        (0.05%) (5)       1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.61%        0.25%       0.24%         1.10%        (0.01%) (5)       1.09%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79% (3)    0.25% (4)   0.07%         1.11%        (0.00%)           1.11%
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%        0.25%       0.37%         1.37%        (0.12%) (6)       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%         N/A        0.48%         0.98%        (0.08%) (7)       0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%         N/A        0.39%         0.89%        (0.00%)           0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%         N/A        0.42%         1.17%        (0.00%)           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%         N/A        0.71%         1.46%        (0.00%)           1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%         N/A        0.37%         0.82%        (0.17%) (8)       0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%         N/A        0.09%         0.29%        (0.00%)           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%         N/A        0.49%         1.29% (9)      ---             ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%         N/A        0.43%         1.43%        (0.01%) (10)      1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%         N/A        0.19%         1.36%        (0.16%) (10)      1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%         N/A        0.15%         1.10%        (0.10%) (10)      1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%         N/A        0.08%         1.00%        (0.01%) (10)      0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3)  The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.63% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10) Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                   Net Annual Fund                                                   Net Annual Fund
                                                   ---------------                                                   ---------------
                Series              Reimbursements    Expenses                Series                  Reimbursements    Expenses
                ------              --------------    --------                ------                  --------------    --------
Federated Fund for U.S. Government                                 VIP Growth Opportunities Portfolio    (0.02%)          0.80%
Securities II                          (0.26%)         0.72%       VIP Growth Portfolio                  (0.03%)          0.75%
Federated High Income Bond Fund                                    Technology Portfolio                  (0.14%)          1.15%
II - Primary Shares                    (0.25%)         0.74%
VIP Contrafund(R) Portfolio            (0.02%)         0.76%

     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated
                          at anytime without notice.)

PHOENIX LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------
Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our" "Company").


THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix Life Insurance Company established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Account or of Phoenix.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Account without regard to the other income, gains and losses whether or not realized of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

    Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.


VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.  the NYSE is closed or may have closed early;

2.  the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time). The NYSE is scheduled to be closed on the following days:


      --------------------------------------------------------
       New Year's Day                    Independence Day
      --------------------------------------------------------
       Martin Luther King, Jr. Day       Labor Day
      --------------------------------------------------------

       Presidents Day                    Thanksgiving Day

      --------------------------------------------------------
       Good Friday                       Christmas Day
      --------------------------------------------------------
       Memorial Day
      --------------------------------------------------------


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1)  the election of the fund's Trustees;

2)  the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page one.


THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  First Year:     25% of the total value
[diamond]  Second Year:    33% of remaining value
[diamond]  Third Year:     50% of remaining value
[diamond]  Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

Charges are deducted in connection with the policy to compensate us for:

[diamond]  our expenses in selling the policy;

[diamond]  underwriting and issuing the policy;

[diamond]  premium and federal taxes incurred on premiums received;

[diamond]  providing the insurance benefits set forth in the policy; and

[diamond]  assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]  sales charge,

[diamond]  issue expense charge;

[diamond]  administrative charge; and/or

[diamond]  surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


CHARGES DEDUCTED FROM PREMIUM PAYMENTS

SALES CHARGE
To help reimburse ourselves for a variety of expenses incurred in selling the policy (e.g., commissions, advertising, printing) we impose a sales charge on premiums paid on the policy.

The sales charge is assessed according to the following schedule:

Policy Year 1:                20% of premiums paid up to the
                              first TAP 5% of premiums in
                              excess of the TAP
Policy Years 2-10             5% of premium
Policy Years 11 and over:     0% of premiums

The Target Annual Premium (TAP) is established at the time the policy is issued and is based on the face amount and personal information (i.e. age, gender, risk class) of those insured. TAP will be the greater of: (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses; and (b) $1,200. The sales charge does not fully cover our total sales expenses, but we expect to recover these expenses in full over the period the policy remains in force.

TAX
Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of an Investment Division. No federal income taxes are applicable under present law and we are not presently making any such deduction.

FEDERAL TAX CHARGE
A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.


PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond]  ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. The issue expense charge is $600. Rather than deduct the full amount at once, the charge is deducted in equal monthly installments of $50 over the first twelve months of the policy. Any unpaid balance of the Issue Expense Charge will be paid to us if the policy lapses or is terminated.

[diamond]  ADMINISTRATIVE CHARGE. This charge is assessed to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. The administrative charge is only assessed during the first ten policy years and varies by the face amount of the policy as follows:

           o  $20 per month for policies with face amounts of up to $400,000;

           o $0.05 per $1,000 for policies with face amounts of $400,001 up to $1,600,000; and

           o $80 per month for policies with face amounts of greater than $1,600,000.

[diamond]  COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the gender, attained age, and risk class of the insureds. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

           We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine the risk class based on the health and the medical information provided about the insureds. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond]  COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.


           Four riders are available at no charge with every Estate Edge(R) policy:


           o POLICY SPLIT OPTION RIDER. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. You must show satisfactory evidence of insurability.

           o CONVERSION TO UNIVERSAL LIFE RIDER. This rider permits you to convert from a variable life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th policy anniversary.

           o AGE 100+ RIDER. This rider maintains the full death benefit under the Policy after the younger insured's age 100, as long as the cash surrender value is greater than zero.

           o LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, certain favorable policy options may be exercised or elected.

           We charge for providing benefits under the following riders:

           o DISABILITY BENEFIT RIDER. This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

           o FOUR YEAR SURVIVORSHIP TERM RIDER. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

           o CONDITIONAL EXCHANGE OPTION RIDER. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events: (1) the divorce of the insureds, or (2) major change in the federal estate tax law. Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

           o ESTATE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two insureds. The rider has a target face amount that can be increased under death benefit Option 1. Four increase options are available. Cost of insurance charges apply to the rider.

           o GUARANTEED DEATH BENEFIT RIDER. (This rider is not available for policies issued on or after January 27, 2003.) This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

              For the first 10 policy years, the monthly guarantee premium is 1/12 of the target annual premium. For policy years 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

              The rider will remain in effect if one of three conditions (as set forth in the rider) is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges.

DAILY CHARGES
We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

[diamond]  MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

           We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

           We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

           If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

           We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

           For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the subaccounts each month for all policy options. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25%.


LOAN INTEREST CHARGED
We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

 -----------------------------------------------------------
                                       RATE WE CREDIT THE
                                     LOANED PORTION OF THE
                 LOAN INTEREST RATE   GUARANTEED INTEREST
                      CHARGED               ACCOUNT
 -----------------------------------------------------------
     POLICY       MOST       NEW        MOST        NEW
     YEARS       STATES      YORK      STATES       YORK
 ------------- ---------- ---------- ---------- ------------
      1-10         4%         6%         2%          4%
 ------------- ---------- ---------- ---------- ------------
     11-16         3%         5%         2%          4%
 ------------- ---------- ---------- ---------- ------------
      16+         2.5%       4.5%        2%          4%
 -----------------------------------------------------------


CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           During the first 10 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 10th policy year. The maximum surrender charge that a policy owner could pay while he or she owns the policy is equal to the percentage amount shown below:


 --------------------------------------------------------------
                    SURRENDER CHARGE TABLE
 --------------------------------------------------------------
              SURRENDER          SURRENDER          SURRENDER
    POLICY     CHARGE   POLICY    CHARGE    POLICY   CHARGE
    MONTH     % OF TAP  MONTH    % OF TAP    MONTH  % OF TAP
    -----     --------  -----    --------    -----  --------
    1-70       100%       87        66%       104       32%
     71         98%       88        64%       105       30%
     72         96%       89        62%       106       28%
     73         94%       90        60%       107       26%
     74         92%       91        58%       108       24%
     75         90%       92        56%       109       22%
     76         88%       93        54%       110       20%
     77         86%       94        52%       111       18%
     78         84%       95        50%       112       16%
     79         82%       96        48%       113       14%
     80         80%       97        46%       114       12%
     81         78%       98        44%       115       10%
     82         76%       99        42%       116       08%
     83         74%       100       40%       117       06%
     84         72%       101       38%       118       04%
     85         70%       102       36%       119       02%
     86         68%       103       34%       120       0%

Policy Year 11+ (Since Issue): No surrender charge applies

We establish the Target Annual Premium (TAP) before we issue the policy and it will be based on the personal information of those insured (i.e. age, gender, risk class) and the policy face amount. TAP will be either (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expense risk charges, or (b) $1,200.

[diamond]   PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]   PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full cash surrender value is being withdrawn. We withdraw this amount from the subaccounts and the Guaranteed
            Interest Account in the same proportion as for the withdrawal.

            A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.


TRANSFER CHARGE
Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


OTHER TAX CHARGES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.


FUND CHARGES
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.


These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSUREDS
The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit at the death of the last surviving insured. If the named beneficiary dies before the death of the last surviving insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the last surviving insured, the death benefit payable under the policy will be paid to you or your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed by written request, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the last surviving insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


PURCHASING A POLICY


UNDERWRITING PROCEDURES
We base our rates on the insured persons' gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the persons to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the lives of 2 other individuals provided you have the insureds' consents and a legally recognized interest for insuring their lives. You could, for example, purchase a policy on the lives of spouses, family members, business partners.

PREMIUM PAYMENTS

The Estate Edge(R) policy is a flexible premium variable universal life insurance policy issued on the lives of two insureds. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.


The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. Both insureds must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. You decide the amount of planned annual premium (within limits set by us) when you apply for the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the persons you insure and the policy features you desire will affect our required issue premium. The persons' age, gender and risk class can affect the issue premium, as can policy features such as face amount, added benefits and planned premiums. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we temporarily allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may increase or decrease the planned annual premium amount (within limits) or payment frequency at any time by written notice. We reserve the right to limit increases to such maximums as we may establish and change from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this

Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
-------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]   for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest
            Account;

[diamond]   We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S.
            Government bond market is closed on Columbus Day and Veteran's Day);
            or

[diamond]   whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.


OPTIONAL INSURANCE BENEFITS
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond]   DISABILITY BENEFIT RIDER. This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

            The rider terminates at the insured's attained age 65. However, benefits will continue to be paid for the covered insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.

[diamond]   FOUR-YEAR SURVIVORSHIP TERM. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

[diamond]   POLICY SPLIT OPTION RIDER. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.

[diamond]   CONDITIONAL EXCHANGE OPTION RIDER. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events:

            1) the divorce of the insureds, or

            2) major change in the federal estate tax law.

Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

[diamond]   GUARANTEED DEATH BENEFIT RIDER. This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

            For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

            The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges. The three conditions are:

            1) Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

            2) Tabular Account Value Test - the policy's cash surrender value is not less than the policy's Tabular Account Value (as listed on policy's schedule pages) on the policy anniversary on or immediately preceding the monthly calculation day.

            3) Annual Premium Test - the total premium paid during the policy year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the policy year began.

[diamond]   CONVERSION TO UNIVERSAL LIFE RIDER. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable
            General Account ("NTGA"). You may make this election on or after the 15th policy anniversary. There is no charge for this rider.

[diamond]   AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the younger insured's age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond]   LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

            1) An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

            2) An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

            3) An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

            4) An option to split the policy into single-life policies without incurring a surrender charge and without a medical exam requirement, while other traditional underwriting rules will still apply.

[diamond]   ESTATE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two insureds.
            The rider has a target face amount that can be increased under death benefit Option Four increase options are available:

            1) Premiums Paid Increases - provides a monthly increase equal to the premiums paid for the previous policy month.

            2) Percentage Increase - allows the total death benefit to increase each year by a whole percentage up to 5%.

            3) Dollar Increase - allows the total death benefit to increase each year by an annually fixed dollar amount.

            4) Varying Schedule Increases - provides a schedule of varying amounts to increase the total death benefit up to 10% each year.

            Cost of insurance charges apply to the rider.


DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the last surviving insured or, if greater, the minimum death benefit on that date.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the last surviving insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the last surviving insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

A Guaranteed Death Benefit Rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force; there may be limitations on the amount of partial surrenders or decreases in face amount permitted. See the description above under "Optional Insurance Benefits" and the rider for more information.

Death Benefit at Endowment. After age 100 of the younger insured, the death benefit equals the policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT:
EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

REQUEST FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $250,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under the policy, the death proceeds will be paid upon the death of the last surviving insured.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]   the death of the payee; or

[diamond]   the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]   10 years;

[diamond]   20 years; or

[diamond]   until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3 3/8% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]   the end of the 10-year period certain;

[diamond]   the death of the insured; or

[diamond]   the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3/8% per year.

For additional information concerning the above payment options, see the policy.


SURRENDERS

GENERAL
At any time during the lifetime of the insureds and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General-Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insureds, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]   The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount and/or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]   The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]   A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount and/or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.


TRANSFER OF POLICY VALUE

INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS


We do not permit transfers of less than $500 unless either:

[diamond]   the entire balance in the subaccount or the Guaranteed Interest
            Account is being transferred; or

[diamond]   the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.



DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond]   dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

[diamond]   an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]   increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]   limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]   restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond]   require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]   impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

[diamond]   $25 monthly              [diamond]   $150 semiannually
[diamond]   $75 quarterly            [diamond]   $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO, or calling us (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO, or calling us (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts and/or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insureds while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insureds while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The policy's cash value available for withdrawal is also reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond]   In most states except New York, the rates in effect will be:

            o   Policy years 1-10:                        4%
            o   Policy years 11-15:                       3%
            o   Policy years 16 and thereafter:          2 1/2%

            We credit the loaned portion of the Guaranteed Interest Account for these policies at an annual rate of 2%.

[diamond]   In New York only, the rates will be:

            o   Policy years 1-10:                        6%
            o   Policy years 11-15:                       5%
            o   Policy years 16 and thereafter:          4 1/2%

            We credit the loaned portion of the Guaranteed Interest Account for these policies at an annual rate of 4%.

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and/or the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. Outstanding loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 3 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as you have paid all premiums planned at issue. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts and/or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


FEDERAL INCOME TAX CONSIDERATIONS
-------------------------------------------------------------------------------
INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]   made on or after the taxpayer attains age 59 1/2;

[diamond]   attributable to the taxpayer's disability (within the meaning of
            Code Section 72(m)(7)); or

[diamond]   part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an

Optional Insurance Benefit (described above), with the following two exceptions.

[diamond]   First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]   Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

            o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

            o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]   55% in any one investment

[diamond]   70% in any two investments

[diamond]   80% in any three investments

[diamond]   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.


OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Estate Edge(R)) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES

-------------------------------------------------------------------------------------------------------------------
                                                                               Investment Type
                                                 ------------------------------------------------------------------
                                                 Aggressive                           Growth &
                    Subaccount                     Growth     Conservative   Growth    Income    Income   Specialty
-------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                         |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                     |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                         |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                              |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                                                                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                        |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                               |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                          |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
Series                                                                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                             |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                          |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                        |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                         |X|
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
-------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                             |X|

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                     |X|
-------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                      |X|
-------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                   |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                            |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                           |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                              |X|
-------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                         |X|
-------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                             |X|
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                       |X|

-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                               |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                      |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                    |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund               |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Select                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      |X|
-------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                 |X|
-------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                 |X|
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Duff &
                                             Phoenix    Phoenix   Phelps                                      Deutsche   Federated
                                            Investment Variable  Investment   AIM     Engemann   Fred Alger    Asset     Investment
                                            Counsel,   Advisors, Management Advisors,   Asset    Management, Management, Management
            Subaccounts                       Inc.       Inc.       Co.       Inc.    Management    Inc.        Inc.      Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series         |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series        |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series      |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                     |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                            |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series          |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
----------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                        |X|

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                          |X|
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              |X|
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisors
-----------------------------------------------------------------------------------------------------------------------------
                                             Fidelity                               Morgan
                                            Management Franklin   Lazard     Lord,  Stanley            Templeton   Templeton
                                               and      Mutual     Asset    Abbett Investment  Rydex     Asset      Global
                                             Research  Advisers, Management  & Co. Management  Global  Management, Advisors
            Subaccounts                      Company     LLC        LLC       LLC     Inc.    Advisors    Ltd.     Limited
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                    |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio             |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                           |X|
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                            |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                                                                                      |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                               |X|
-----------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                      |X|

-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                 Advisors
------------------------------------------------------------------

                                            Templeton   Wanger
                                            Investment   Asset
                                             Counsel,  Management,
            Subaccounts                        LLC        L.P.
------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
------------------------------------------------------------------
Templeton Foreign Securities Fund              |X|
------------------------------------------------------------------
Templeton Global Asset Allocation Fund         |X|
------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------
Wanger International Select                               |X|
------------------------------------------------------------------
Wanger International Small Cap                            |X|
------------------------------------------------------------------
Wanger Select                                             |X|
------------------------------------------------------------------
Wanger U.S. Smaller Companies                             |X|
------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subadvisors
                                              --------------------------------------------------------------------------------------
                                                                                                              Kayne
                                                                                                             Anderson
                                               Aberdeen      AIM        Alliance                              Rudnick       Lazard
                                                Asset       Capital      Capital    Engemann    Fred Alger   Investment     Asset
                                              Management  Management,  Management,    Asset     Management,  Management,  Management
              Subaccounts                        Inc.        Inc.         L.P.      Management     Inc.         LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series                                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        Subadvisors
                                              ---------------------------


                                                  Northern      Seneca
                                                   Trust        Capital
                                                Investments,  Management,
              Subaccounts                           N.A.         LLC
-------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------

Phoenix-AIM Growth Series
-------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
-------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
-------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                      |X|
-------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series         |X|
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             |X|
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            |X|
-------------------------------------------------------------------------

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012








Additional information about the Estate Edge(R) (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V602

Investment Company Act File No. 811-4721

[logo] PHOENIX WEALTH MANAGEMENT


L0271 PR (C)2005 The Phoenix Companies, Inc.                  [logo] Printed on recycled paper.                            5-05


                                                                     [VERSION B]
                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                 DEVELOPED EXCLUSIVELY FOR NFP SECURITIES, INC.

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                          MAY 1, 2005

This prospectus describes a survivorship flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection on the lives of two insureds. We pay a death benefit when the last insured dies. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series

[diamond] Phoenix-AIM Growth Series
          (fka, Phoenix-MFS Investors Growth Stock Series)
[diamond] Phoenix-Alger Small-Cap Growth Series
          (fka, Phoenix-State Street Research Small-Cap Growth Series)

[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series

[diamond] Phoenix-Duff & Phelps Real Estate Securities Series

[diamond] Phoenix-Engemann Capital Growth Series

[diamond] Phoenix-Engemann Growth and Income Series
          (fka, Phoenix-Oakhurst Growth and Income Series)
[diamond] Phoenix-Engemann Small-Cap Growth Series
          (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
[diamond] Phoenix-Engemann Strategic Allocation Series
          (fka, Phoenix-Oakhurst Strategic Allocation Series)
[diamond] Phoenix-Engemann Value Equity Series
          (fka, Phoenix-Oakhurst Value Equity Series)

[diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series
[diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series
[diamond] Phoenix-Lazard International Equity Select Series

[diamond] Phoenix-Northern Dow 30 Series

[diamond] Phoenix-Northern Nasdaq-100 Index(R) Series

[diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series

[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[diamond] AIM V.I. Capital Appreciation Fund
[diamond] AIM V.I. Mid Cap Core Equity Fund

[diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
[diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond] Mutual Shares Securities Fund

[diamond] Templeton Foreign Securities Fund
[diamond] Templeton Growth Securities Fund

LAZARD RETIREMENT SERIES
------------------------
[diamond] Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
[diamond] Bond-Debenture Portfolio
[diamond] Growth and Income Portfolio
[diamond] Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
[diamond] Rydex Variable Trust Juno Fund
[diamond] Rydex Variable Trust Nova Fund
[diamond] Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
[diamond] Scudder VIT EAFE(R) Equity Index Fund
[diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger International Select
[diamond] Wanger International Small Cap
[diamond] Wanger Select
[diamond] Wanger U.S. Smaller Companies

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is neither a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:             [ENVELOPE]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                         PO Box 8027
                                                                         Boston, MA 02266-8027

                                                             [TELEPHONE] 800/541-0171

                    TABLE OF CONTENTS


 Heading                                              Page
------------------------------------------------------------

RISK/BENEFIT SUMMARY..................................   3
   Policy Benefits....................................   3
   Policy Risks.......................................   3
FEE TABLES............................................   4
   Transaction Fees...................................   4
   Periodic Charges Other than Fund Operating
     Expenses.........................................   5
   Minimum and Maximum Fund Operating Expenses........   6
   Annual Fund Expenses...............................   7
PHOENIX LIFE INSURANCE COMPANY........................   9
THE SEPARATE ACCOUNT..................................   9
   Valuation Date ....................................   9
   Performance History ...............................   9
VOTING RIGHTS ........................................   9
THE GUARANTEED INTEREST ACCOUNT ......................  10
CHARGES AND DEDUCTIONS ...............................  10
   General ...........................................  10
   Charges Deducted from Premium Payments ............  10
   Tax................................................  10
   Periodic Charges ..................................  11
   Loan Interest Charged..............................  12
   Conditional Charges ...............................  12
   Transfer Charge....................................  13
   Other Tax Charges .................................  13
   Fund Charges ......................................  13
THE POLICY ...........................................  13
   Contract Rights: Owner, Insureds, Beneficiary .....  13
   Contract Limitations ..............................  13
   Purchasing a Policy ...............................  13
GENERAL...............................................  15
   Postponement of Payments...........................  15
   Optional Insurance Benefits .......................  15
   Death Benefit .....................................  16
PAYMENT OF PROCEEDS ..................................  16
   Surrender and Death Benefit Proceeds ..............  16
   Payment Options ...................................  17
   Surrenders.........................................  17
   Transfer of Policy Value...........................  18

   Disruptive Trading and Market Timing...............  18
   Loans..............................................  20
   Lapse..............................................  21

FEDERAL INCOME TAX CONSIDERATIONS.....................  21
   Introduction.......................................  21
   Income Tax Status..................................  21

   Policy Benefits....................................  22

   Business-Owned Policies............................  22
   Modified Endowment Contracts.......................  22
   Limitations on Unreasonable Mortality and
       Expense Charges................................  23
   Qualified Plans....................................  23
   Diversification Standards..........................  23

   Change of Ownership or Insured or Assignment.......  24
   Other Taxes........................................  24
   Withholding........................................  24
FINANCIAL STATEMENTS..................................  24

APPENDIX A - INVESTMENT OPTIONS....................... A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the Insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.


POLICY BENEFITS

DEATH BENEFIT
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the last surviving insured under the policy.

You will choose a death benefit when you apply for a policy:

[diamond]   Option 1 is equal to the policy's face amount on the date of death of the last surviving insured, or, if greater, the minimum death benefit on that date.

[diamond]   Option 2 equals the face amount on the date of death of the last surviving insured plus the policy value, or, if greater, the minimum death benefit on that date.

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.

After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

The minimum death benefit is equal to the policy value on the date of death of the last surviving insured increased by a percentage taken from a table in the policy based on the policy year and the last surviving insured person's age.

DEATH BENEFIT AT ENDOWMENT
After age 100 of the younger insured, the death benefit equals policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

Also available, is the Guaranteed Death Benefit Rider, an additional insurance option that you may purchase by paying specified premiums.

LOANS AND SURRENDERS
Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Temporary Insurance Receipt.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond]   Guaranteed Death Benefit Rider
[diamond]   Disability Benefit Rider
[diamond]   Four Year Survivorship Term Rider
[diamond]   Policy Split Option Rider
[diamond]   Conditional Exchange Option Rider
[diamond]   Conversion to Universal Life Rider
[diamond]   Age 100+ Rider
[diamond]   LifePlan Options Rider
[diamond]   Estate Term Rider

Availability of these riders depends upon state approval and may involve extra cost.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.


POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first five years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Separate Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY.

THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


FEE TABLES
------------------------------------------------------------------------------------------------------------------------------------
                                                          TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
-------------------------------- ---------------------------- ----------------------------------------------------------------------
SALES CHARGE(1)                  Upon premium payment.        We charge up to 30% of the premium payment.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
TAX CHARGE                       Upon premium payment.        2.25% of each premium for nonqualified plans.

                                                              1.50% of each premium for qualified plans.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
FEDERAL TAX CHARGE               Upon premium payment.        1.50% of each premium payment.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ISSUE EXPENSE CHARGE             On Policy Date and monthly   $3,000 which is deducted at a rate of $50 per month.
                                 on Monthly Calculation Day
                                 during 60 policy months
                                 following issue. We will
                                 deduct any unpaid balance
                                 in the event of lapse or
                                 termination.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
SURRENDER CHARGE(2)              Upon Full Surrender during   Up to 50% of the Target Annual Premium (TAP). The TAP is established
                                 the first 5 policy years.    at issue by an arithmetic formula based on personal information
                                                              (age, gender, risk class) and face amount of insurance coverage. A
                                 Charge does not apply to a   complete display of surrender charges is provided in the contract.
                                 policy lapse.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER CHARGE         Upon Partial Surrender or    For a partial surrender:
                                 a reduction in the policy    ------------------------
                                 face amount.
                                                              The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

                                                              For a decrease in face amount:
                                                              ------------------------------

                                                              The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
PARTIAL SURRENDER FEE(3)         Upon Partial Surrender.      2.00% of the amount withdrawn.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
TRANSFER CHARGE                  Upon Transfer.               At present, we do not charge for transfers between investment options; however, we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
------------------------------------------------------------------------------------------------------------------------------------

(1) The maximum sales charge of 30% applies only during the first policy year and only on premium amounts up to the TAP. Reduced sales charges apply payments in excess of TAP in the first policy year, and in policy years two through 20 and become 3% of all premiums paid beginning in policy year 11. As of the date of this prospectus we do not deduct a sales charge from premiums paid in policy year 21 and later. TAP is the greater of (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expense risk charges, or (b) $1,200. We will determine the TAP before we issue the policy, and it will be based on the policy face amount, and the ages of those insured by the policy. We provide a table of sales charges by policy year in the "Charges and Deductions" section.
(2) The maximum surrender charge applies during the first year after we issue the policy. After that the surrender charge decreases each year, eventually becoming 0% in the sixth policy year. Your policy will contain a table of surrender charges that apply to your policy. We provide a table of maximum surrender charges for each policy year in the "Charges and Deductions" section.
(3)  We limit this fee to a maximum of $25.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
COST OF INSURANCE(1)             On Policy Date and monthly
                                 on each Monthly Calculation
                                 Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.0001 - $83.33 per $1,000 of net amount at risk(2). We will increase
    Charges                                                   this charge as the insured people age.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.0007 per $1,000 of net amount at risk(2). We will increase this
    and female age 42 both in                                 charge as they age.
    the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each monthly processing   $7.50 plus $0.02 per $1,000 of face amount per month.
                                 day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       Daily.                       Maximum of 0.60% of average daily net assets on an annual basis.
CHARGE(3)
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LOAN INTEREST CHARGED(4)         Interest accrues daily and   The maximum net cost to the policy is 2.00% of the loan balance.
                                 is due on each policy
                                 anniversary. If not paid
                                 on that date, we will
                                 treat the accrued interest
                                 as another loan against
                                 the policy.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right
                                 taxes.                       to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.
------------------------------------------------------------------------------------------------------------------------------------
                                                     OPTIONAL INSURANCE BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
FOUR-YEAR SURVIVORSHIP           On Rider Policy Date, and
TERM RIDER(1)                    monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.01 - $24.33 per $1,000 of rider face amount.
    Charges
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age                                    $0.10 per $1,000 of rider face amount.
    45 and female age 42 both
    in the nonsmoker
    premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
ESTATE TERM RIDER(1)             On Rider Policy Date and
                                 monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum Charges                               $0.0003 - $83.33 per $1,000 of term rider face amount.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.001 per $1,000 of term rider face amount.
    and female age 42 both in
    the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CONDITIONAL EXCHANGE OPTION      On each Monthly              $0.03 per $1,000 of total face amount.
RIDER                            Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER   On each Monthly              $0.01 per $1,000 of base policy face amount.
                                 Calculation Day beginning
                                 in policy year 11.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
LIFEPLAN OPTIONS RIDER           We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider. It is available on
                                 a state-by-state basis.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
POLICY SPLIT OPTION RIDER        We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
                                 rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
CONVERSION TO UNIVERSAL          We do not charge for this    We describe this rider later under "Optional Insurance Benefits."
LIFE RIDER                       rider.
-------------------------------- ---------------------------- ----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
-------------------------------- ---------------------------- ----------------------------------------------------------------------
DISABILITY BENEFIT RIDER         On Rider Policy Date, and
                                 monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.22 - $0.82 per $100 of annual benefit.
    Charges
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.33 and $0.36 respectively, per $100 of annual benefit.
    and female age 42 both in
    the nonsmoker premium class
-------------------------------- ---------------------------- ----------------------------------------------------------------------
AGE 100+ RIDER                   On Rider Policy Date, and
                                 monthly on each Monthly
                                 Calculation Day.
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Minimum and Maximum                                       $0.22 - $0.82 per $1,000 of face amount.
    Charges
-------------------------------- ---------------------------- ----------------------------------------------------------------------
    Example for a male age 45                                 $0.33 per $1,000 of face amount.
    and female age 42 both in
    the nonsmoker premium class
------------------------------------------------------------------------------------------------------------------------------------

 (1) These charges will depend on the personal information of those insured under the policy (i.e. age, gender and premium class) and the net amount at risk (see 2, next). The charges will increase as those insured under the policy age. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the maximum guaranteed charges. We will provide more detailed information upon request. Before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the personal information of those to be insured by the policy, the death benefit option, face amount, planned periodic premiums, and any optional riders you request.
 (2) The "net amount at risk" is the difference between the policy value and the death benefit that would be payable at the time.
 (3) As of the date of this prospectus we charge 0.40% of average daily net assets on an annual basis. We do not deduct this charge from amounts allocated to the Guaranteed Interest Account.
 (4) Depending on state of issue and policy year, we charge loan interest from 2.50% to 6.00% of the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account from 2% to 4% with the maximum possible difference between the rate we charge and the rate we credit of 2.00%. At our current rates the cost to the policy is between 0.50% and 2.00% of the outstanding loan balance annually, depending on policy year. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section.


   THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                        MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                              Minimum                            Maximum

   Total Annual Fund Operating Expenses(1)                                     0.29%              -               2.68%
   (expenses that are deducted from a fund's assets,
   including management fees, distribution and/or
   12b-1 fees, and other expenses)


 (1) We have provided the total and net fund operating expenses for each available investment portfolio in the following tables.


ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Investment         Rule
                  Series                      Management Fee    12b-1 Fees   Other Operating Expenses   Total Annual Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                    0.75%             N/A                  0.30%                    1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                0.75%             N/A                  0.47%(3)                 1.22%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                    0.85%             N/A                  0.89%(1)                 1.74%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index         0.45%             N/A                  0.27%(2)                 0.72%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities      0.75%             N/A                  0.29%                    1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                   0.66%             N/A                  0.21%                    0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                 0.90%             N/A                  0.67%(4)                 1.57%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation             0.58%             N/A                  0.20%                    0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                     0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                      0.40%             N/A                  0.24%                    0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         0.50%             N/A                  0.23%                    0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond      0.50%(5)          N/A                  0.58%(2)                 1.08%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                    0.70%             N/A                  0.75%(1)                 1.45%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value             0.90%             N/A                  1.78%(1)                 2.68%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select        0.90%             N/A                  0.40%(1)                 1.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                           0.35%             N/A                  0.56%(3)                 0.91%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)              0.35%             N/A                  0.74%(3)                 1.09%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value           1.05%             N/A                  0.29%(3)                 1.34%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value         1.05%             N/A                  0.38%(3)                 1.43%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                     0.80%             N/A                  0.38%(4)                 1.18%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                    0.75%             N/A                  0.33%                    1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                     Net Annual Fund                                                 Net Annual Fund
                                                     ---------------                                                 ---------------
               Series                 Reimbursements     Expenses                 Series               Reimbursements    Expenses
               ------                 --------------     --------                 ------               --------------    --------
Phoenix-AIM Growth                        (0.22%)          1.00%    Phoenix-Kayne Small-Cap Quality Value  (1.63%)         1.05%
Phoenix-Alger Small-Cap Growth            (0.74%)          1.00%    Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                                  Select                                (0.25%)         1.05%
 Index                                    (0.07%)          0.65%    Phoenix-Northern Dow 30                (0.31%)         0.60%
Phoenix-Engemann Growth and Income        (0.03%)          0.95%    Phoenix-Northern Nasdaq-100 Index(R)   (0.49%)         0.60%
Phoenix-Engemann Small-Cap Growth         (0.32%)          1.25%    Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity             (0.03%)          0.95%     Value                                 (0.04%)         1.30%
Phoenix-Goodwin Multi-Sector Short                                  Phoenix-Sanford Bernstein
 Term Bond                                (0.38%)          0.70%     Small-Cap Value                       (0.13%)         1.30%
Phoenix-Kayne Rising Dividends            (0.60%)          0.85%    Phoenix-Seneca Mid-Cap Growth          (0.03%)         1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%       N/A       0.31%         1.04%         (0.00%)           1.04%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%       N/A       0.12%         0.97%         (0.00%)           0.97%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%       0.25%(1)  0.13%         0.98%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%       0.25%(1)  0.14%         0.99%           ---             ---(11)
Shares
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%       0.10%     0.11%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%       0.10%     0.14%(2)      0.82%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%       0.10%     0.10%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%       0.25%(4)  0.15%         1.00%         (0.00%)           1.00%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%       0.25%     0.19%         1.12%         (0.05%)(5)        1.07%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79%(3)    0.25%(4)  0.07%         1.11%         (0.00%)           1.11%
----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%       0.25%     0.37%         1.37%         (0.12%)(6)        1.25%
----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%       N/A       0.48%         0.98%         (0.08%)(7)        0.90%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%       N/A       0.39%         0.89%         (0.00%)           0.89%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%       N/A       0.42%         1.17%         (0.00%)           1.17%
----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%       N/A       0.71%         1.46%         (0.00%)           1.46%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%       N/A       0.37%         0.82%         (0.17%)(8)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%       N/A       0.09%         0.29%         (0.00%)           0.29%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%       N/A       0.49%         1.29%(9)        ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%       N/A       0.43%         1.43%         (0.01%)(10)       1.42%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%       N/A       0.19%         1.36%         (0.16%)(10)       1.20%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%       N/A       0.15%         1.10%         (0.10%)(10)       1.00%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%       N/A       0.08%         1.00%         (0.01%)(10)       0.99%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3) The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees is 0.63% for the Templeton Foreign Securities Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10)Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11)The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                      Reimbursements  Net Annual Fund                                Reimbursements  Net Annual Fund
                                      --------------  ---------------                                --------------  ---------------
               Series                   & Waivers         Expenses                 Series               & Waivers       Expenses
               ------                   ---------         --------                 ------               ---------       --------
Federated Fund for U.S. Government                                  VIP Growth Opportunities
 Securities II                           (0.26%)           0.72%     Portfolio                            (0.02%)         0.80%
Federated High Income Bond Fund II -                                VIP Growth Portfolio                  (0.03%)         0.75%
 Primary Shares                          (0.25%)           0.74%    Technology Portfolio                  (0.14%)         1.15%
VIP Contrafund(R) Portfolio              (0.02%)           0.76%

  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at anytime without notice.)


PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our", "Company").


THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix Life Insurance Company established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of Phoenix.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. Phoenix is responsible for all obligations under the policies.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.


VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.   the NYSE is closed or may have closed early;

2.   the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time). The NYSE is scheduled to be closed on the following days:

   --------------------------------------------------------
    New Year's Day                    Independence Day
   --------------------------------------------------------
    Martin Luther King, Jr. Day       Labor Day
   --------------------------------------------------------

    Presidents Day                    Thanksgiving Day

   --------------------------------------------------------
    Good Friday                       Christmas Day
   --------------------------------------------------------
    Memorial Day
   --------------------------------------------------------


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.


VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;

2) the ratification of the independent accountants for the fund;

3) approval or amendment of investment advisory agreements;

4) a change in fundamental policies or restrictions of the series; and

5) any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting VULA at the address and telephone number given on page one.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] First Year:          25% of the total value
[diamond] Second Year:         33% of remaining value
[diamond] Third Year:          50% of remaining value
[diamond] Fourth Year:         100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
-------------------------------------------------------------------------------
GENERAL

Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] sales charge,

[diamond] issue expense charge,

[diamond] administrative charge, and

[diamond] surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


CHARGES DEDUCTED FROM PREMIUM PAYMENTS

SALES CHARGE
To help reimburse ourselves for a variety of expenses incurred in selling the policy (e.g., commissions, advertising, printing) we impose a sales charge on premiums paid on the policy.

The sales charge is assessed according to the following schedule:

Policy Year 1:            30% of premiums paid up to the first TAP
                          4% of premiums in excess of the TAP

Policy Years 2-5:         16% of premium paid up to the first TAP
                          4% of premiums in excess of the TAP

Policy Years 6-10:        12% of premium paid up to the first TAP
                          4% of premiums in excess of the TAP

Policy Years 11-20:       3% of premium

Policy Years 21 and over: 0% of premiums

The Target Annual Premium (TAP) is established at the time the policy is issued and is based on the face amount and the personal information (i.e. age, gender, risk class) of those insured. TAP will be the greater of: (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses; or (b) $1,200. The sales charge does not fully cover our total sales expenses, but we expect to recover these expenses in full over the period the policy remains in force. We reserve the right to charge up to 3% of each premium for payments received for all policy years.

TAX
Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of an Investment Division. No federal income taxes are applicable under present law and we are not presently making any such deduction.

FEDERAL TAX CHARGE
A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.


PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among subaccounts and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to a subaccount or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, we will proportionally increase the deduction from the other subaccounts or Guaranteed Interest Account.

[diamond]  ISSUE EXPENSE CHARGE. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. The issue expense charge is $3,000. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments of $50 over the first 60 months of the policy. Any unpaid balance of the Issue Expense Charge will be paid to us if the policy lapses or is terminated.

[diamond]  ADMINISTRATIVE CHARGE. We currently charge $7.50 plus $.02 for each
           $1,000 of face amount each month to cover the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond]  COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the gender, attained age, and risk class of the insureds. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

           We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine the risk class based on the health and the medical information provided about the insureds. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

[diamond]  COST OF OPTIONAL INSURANCE BENEFITS. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

           Four riders are available at no charge with every Estate Strategies policy:

           o POLICY SPLIT OPTION RIDER. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. You must show satisfactory evidence of insurability.

           o CONVERSION TO UNIVERSAL LIFE RIDER. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th policy anniversary.

           o AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the younger insured's age 100, as long as the cash surrender value is greater than zero.

           o LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in this rider, certain favorable policy options may be exercised or elected.

           We charge for providing benefits under the following riders:

           o DISABILITY BENEFIT RIDER. This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

           o FOUR YEAR SURVIVORSHIP TERM. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

           o CONDITIONAL EXCHANGE OPTION RIDER. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability for either of the following events: (1) the divorce of the insureds, or (2) major change in the federal estate tax law. Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

           o ESTATE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two insureds. The rider has a target face amount that can be increased under death benefit Option 1. Four increase options are available. Cost of insurance charges apply to this rider.

           o GUARANTEED DEATH BENEFIT RIDER. This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

              For the first 10 policy years, the monthly guarantee premium is 1/12 of the target annual premium. For policy years 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

              The rider will remain in effect if one of the three certain conditions (as set forth in the rider) is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges.

DAILY CHARGES
We deduct a percentage each business day from every subaccount. This deduction is reflected in each subaccount's daily value.

[diamond]  MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

           We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

           We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

           If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

           We will deduct this charge only from your investments in the Separate Account.

           We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

           A charge at an annual rate of 0.40% is deducted daily from the Account. We may increase this charge, but guarantee it will never be more than 0.60%.


LOAN INTEREST CHARGED
We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. The difference is to compensate us for costs associated with administering the loans.

 -----------------------------------------------------------------
                                           RATE WE CREDIT THE
                                         CHARGED LOANED PORTION
                                           OF THE GUARANTEED
             LOAN INTEREST RATE CHARGED     INTEREST ACCOUNT
 ----------- -------------------------- --------------------------
  POLICY          MOST                     MOST
  YEARS:         STATES      NY & NJ      STATES       NY & NJ
 ----------- ------------- ------------ ----------- --------------
  1-10             4%            6%         2%             4%
 ----------- ------------- ------------ ----------- --------------
  11-16            3%            5%         2%             4%
 ----------- ------------- ------------ ----------- --------------
  16+            2.5%          4.5%         2%             4%
 -----------------------------------------------------------------


CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first five policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           During the first five policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 5th policy year. The maximum surrender charge that a policy owner could pay while he or she owns the policy is shown below:

    -------------------------------------------------------------
                       SURRENDER CHARGE TABLE
           POLICY YEAR             SURRENDER CHARGE % OF TAP
    --------------------------- ---------------------------------
                1                              50
                2                              40
                3                              30
                4                              20
                5                              10
           6 and later                         0

    We establish the Target Annual Premium (TAP) before we issue the policy and it will be based on the personal information of those insured (i.e. age, gender, risk class) and the policy face amount. TAP will be either (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expense risk charges, or (b) $1,200.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full cash surrender value is being withdrawn. For example: if a partial surrender reduces the cash surrender value by half, the partial surrender charge will be half of what a full surrender charge would have been according to the above table. We withdraw this amount from the subaccounts and the Guaranteed Interest Account in the same proportion as for the withdrawal.

           A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.


TRANSFER CHARGE
Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


OTHER TAX CHARGES
Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.


FUND CHARGES

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.


These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
-------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSUREDS
The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit at the death of the last surviving insured. If the named beneficiary dies before the death of the last surviving insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the last surviving insured, the death benefit payable under the policy will be paid to you or your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed by written request, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the last surviving insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.


CONTRACT LIMITATIONS

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


PURCHASING A POLICY

UNDERWRITING PROCEDURES

We base our rates on the insured persons' gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the persons to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

ELIGIBLE PURCHASERS
Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure the lives of 2 other individuals, provided that you have the insureds' consents and a legally recognized interest for insuring their lives. A policy could, for example, be purchased on the lives of spouses, family members, business partners.

PREMIUM PAYMENTS
The Estate Strategies policy is a flexible premium variable universal life insurance policy issued on the lives of two insureds. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. The insureds must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. You decide the amount of planned annual premium (within limits set by us) when you apply for the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the persons you insure and the policy features you desire will affect our required issue premium. The persons' age, gender and risk class can affect the issue premium, as can policy features such as face amount, added benefits and planned premiums. We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. You may increase or decrease the planned annual premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as we may establish and change from time to time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

AUTOMATED PAYMENTS
You may elect to have us deduct periodic premium payments directly from your bank account. The minimum we will withdraw under such a plan is $25 per month.

ALLOCATION OF PREMIUM
We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 60-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unpaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.


OPTIONAL INSURANCE BENEFITS
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond]  DISABILITY BENEFIT RIDER. This rider is available for one or both
           Insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

           The rider terminates at the insured's attained age 65. However, benefits will continue to be paid for the covered insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.

[diamond]  FOUR YEAR SURVIVORSHIP TERM. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

[diamond]  POLICY SPLIT OPTION RIDER. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.

[diamond]  CONDITIONAL EXCHANGE OPTION RIDER. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events:

           1) the divorce of the insureds, or

           2) major change in the federal estate tax law.

           Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

[diamond]  GUARANTEED DEATH BENEFIT RIDER. (This rider is not available for policies issued on or after January 27, 2003.) This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

           For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

           The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges. The three conditions are:

           1) Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

           2) Tabular Account Value Test - the policy's cash surrender value is not less than the policy's Tabular Account Value (as listed on policy's schedule pages) on the policy anniversary on or immediately preceding the monthly calculation day.

           3) Annual Premium Test - the total premium paid during the policy year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the policy year began.

[diamond]  CONVERSION TO UNIVERSAL LIFE RIDER. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th policy anniversary. There is no charge for this rider.

[diamond]  AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the younger insured's age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond]  LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

           1 An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

           2 An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

           3 An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

           4 An option to split the policy into single-life policies without incurring a surrender charge and without a medical exam requirement, while other traditional underwriting rules will still apply.

[diamond]  ESTATE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two insureds. The rider has a target face amount that can be increased under death benefit Option

           Four increase options are available:

           1 Premiums Paid Increases - provides a monthly increase equal to the premiums paid for the previous policy month.

           2 Percentage Increase - allows the total death benefit to increase each year by a whole percentage up to 5%.

           3 Dollar Increase - allows the total death benefit to increase each year by an annually fixed dollar amount.

           4 Varying Schedule Increases - provides a schedule of varying amounts to increase the total death benefit up to 10% each year.

           Cost of insurance charges apply to the rider.


DEATH BENEFIT

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the last surviving insured or, if greater, the minimum death benefit on that date.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the last surviving insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

A Guaranteed Death Benefit Rider is available. Under this policy rider if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

DEATH BENEFIT AT ENDOWMENT
After age 100 of the younger insured, the death benefit equals the policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $25,000 and the face amount remaining after the decrease must be at least $250,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


PAYMENT OF PROCEEDS
-------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under the policy, the death proceeds will be paid upon the death of the last surviving insured.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond]  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR
PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3/8% per year.

For additional information concerning the above payment options, see the policy.


SURRENDERS

GENERAL
At any time during the lifetime of the insureds and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insureds, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]  The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.



TRANSFER OF POLICY VALUE

INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone.

You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS

We do not permit transfers of less than $500 unless either:

[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred; or

[diamond]  the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond]  dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

[diamond]  an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]  increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]  limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]  restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond]  require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond]  impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]  impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

[diamond]  $25 monthly               [diamond]  $150 semiannually
[diamond]  $75 quarterly             [diamond]  $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO, or by calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO, or by calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.


LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insureds while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insureds while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The policy's cash value available for withdrawal is also reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond]  In most states except New York, the rates in effect will be:

           o   Policy years 1-10:                           4%

           o   Policy years 11-15:                          3%
           o   Policy years 16 and thereafter:           2 1/2%

           We credit the loaned portion of the Guaranteed Interest Account for these policies at an annual rate of 2%.

[diamond]  In New York only, the rates in effect will be:

           o   Policy years 1-10:                           6%
           o   Policy years 11-15:                          5%
           o   Policy years 16 and thereafter:           4 1/2%

           We credit the loaned portion of the Guaranteed Interest Account for these policies at an annual rate of 4%.

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and/or the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. Outstanding loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.


LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 3 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as you have paid all premiums planned at issue. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts and/or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.


BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.


QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.


DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]  55% in any one investment

[diamond]  70% in any two investments

[diamond]  80% in any three investments

[diamond]  90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.


OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Estate Strategies) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Investment Type
                                                ------------------------------------------------------------------------------------
                 Subaccount                      Aggressive Growth   Conservative   Growth   Growth & Income   Income   Specialty
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                 |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                                               |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                  |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                                                                     |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                                     |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                               |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Duff & Phelps
                                                   Phoenix        Phoenix       Investment      AIM      Engemann    Fred Alger
                                                  Investment      Variable      Management    Advisors,    Asset     Management,
                 Subaccount                      Counsel, Inc.  Advisors, Inc.      Co.         Inc.     Management     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Fidelity
                                                   Deutsche     Federated     Management   Franklin     Lazard      Lord,
                                                    Asset       Investment      and         Mutual      Asset      Abbett
                                                  Management,   Management    Research     Advisers,  Management    & Co.
                Subaccount                           Inc.        Company       Company       LLC         LLC         LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                    Morgan
                                                   Stanley                   Templeton   Templeton      Wanger
                                                  Investment      Rydex        Global    Investment     Asset
                                                  Management      Global      Advisors    Counsel,    Management,
                Subaccount                           Inc.        Advisors     Limited       LLC          L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Aberdeen       AIM       Alliance                 Fred
                                                                      Asset       Capital     Capital     Engemann     Alger
                                                                    Management   Management, Management,   Asset     Management,
                      Subaccount                                       Inc.         Inc.        L.P.     Management     Inc.

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                  |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Kayne               Lazard      Northern       Seneca
                                                                Anderson Rudnick         Asset        Trust         Capital
                                                              Investment Management,   Management   Investments,   Management,
                      Subaccount                                      LLC                 LLC          N.A.           LLC

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012










Additional information about the Estate Strategies (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Distributed by NFP Securities, Inc.
Issued by Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
Statutory Home Office: East Greenbush, New York
V611

PhoenixWealthManagement.com

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)



L0077PR (C)2005 The Phoenix Companies, Inc.         [logo] Printed on recycled paper.                                        5/05


                                     PART B

===============================================================================
                                 ESTATE EDGE(R)
===============================================================================
                                                                    [Version A]



                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                                ----------------

      FLEXIBLE PREMIUM FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses dated May 1, 2005. You may obtain a copy of each prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the address or telephone number below. Defined terms used in the current prospectuses are incorporated in this SAI.


                                ----------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Phoenix Life Insurance Company.........................................     2

The Separate Account...................................................     2

The Policy.............................................................     3

Servicing Agent........................................................     3


Underwriter and Sales of the Policies..................................     3

Performance History....................................................     3

Additional Information.................................................     6

Voting Rights..........................................................     7

Safekeeping of the Separate Account's Assets...........................     7

State Regulation.......................................................     7

Reports................................................................     7

Experts ...............................................................     7


Separate Account Financial Statements..................................  SA-1

Company Financial Statements...........................................   F-1


                                ----------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:                 [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                                                                  PO Box 8027
                                                                                             Boston, Massachusetts 02266-8027

                                                                 [telephone] Tel. (800) 541-0171

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06102-5056. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

All income, gains or losses, whether or not realized, of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Account.


REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.


SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.


DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

   (A) + (B)
   ---------
      (C)      - (D) where:


(A)= the value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period;

(B)= the amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period;

(C)= the value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date;

(D)= the sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


THE POLICY
--------------------------------------------------------------------------------
The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.


THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.


SUICIDE
If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.


INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date.


MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SERVICING AGENT
--------------------------------------------------------------------------------

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area located at 10 Krey Boulevard, East Greenbush, New York 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
----------------------------------------------------------
             2002                          N/A
----------------------------------------------------------

             2003                     $1.7 Million
----------------------------------------------------------
             2004                     $2.2 Million
----------------------------------------------------------


UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------
Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications.

Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix may pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
These rates of return shown are not an estimate nor a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2004:


Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:.........................$1.000000

Value of the same account (excluding capital changes) at the end of the 7-day period:......................................1.000288

Calculation:

   Ending account value..........................................1.000288
   Less beginning account value..................................1.000000
   Net change in account value...................................0.000288

Base period return:

   (adjusted change/beginning account value).....................0.000288
Current annual yield = return x (365/7) =...........................1.50%
Effective annual yield = [(1 + return)365/7] - 1 =..................1.51%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

Total Return. We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers from your registered representative.


-----------------------------------------------------------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                      Series                      Inception Date   1 Year  5 Years  10 Years  Since Inception
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 5/1/1990     20.78%    -2.80%    7.68%         7.22%
-------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                            12/15/1999     4.21%    -9.53%                 -8.39%
-------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                 8/12/2002     2.12%                           21.09%
-------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series      7/14/1997     9.84%    -3.77%                  4.27%
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series    5/1/1995    34.69%    23.82%                 17.08%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series               12/31/1982     4.97%   -11.69%    4.92%        11.79%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series              3/2/1998    10.48%    -1.32%                  4.13%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series              8/15/2000     9.69%                           -7.50%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series          9/17/1984     7.46%     3.14%    9.34%        10.88%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                   3/2/1998    12.92%     3.44%                 7.42%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/8/1982     0.79%     2.53%    3.84%        5.40%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series     12/31/1982     6.84%     8.75%    9.02%        9.51%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series    6/2/2003     5.33%                           5.26%
-------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                 8/12/2002     5.26%                           8.32%
-------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series          8/12/2002    25.68%                          19.38%
-------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series     8/12/2002    15.86%                          16.51%
-------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                       12/15/1999     4.67%     0.01%                 0.50%
-------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series           8/15/2000    10.04%                         -17.41%
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series         3/2/1998    20.41%    17.42%                 8.75%
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series     11/20/2000    22.67%                          18.19%
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   3/2/1998     6.72%    -4.63%                 5.03%
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 1/29/1996     5.44%    -9.56%                 6.50%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                     5/5/1993     6.63%    -6.51%    8.36%        9.00%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                     9/10/2001    13.82%                          10.30%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                           5/5/1993     5.77%    -7.19%    8.67%        9.03%
-------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             1/25/1995     8.19%    -9.45%                14.96%
-------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      3/28/1994     3.61%     6.56%    6.11%        5.91%
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                     3/1/1994    10.46%     4.77%    7.59%        6.61%
-------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/3/1997    15.34%     1.85%                 8.24%
-------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/3/1997     7.06%    -5.14%                 0.52%
-------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/3/1997     3.26%    -6.88%                 4.24%
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                         11/8/1996    12.63%     8.55%                 9.37%
-------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          9/27/1996    24.71%     3.54%                 0.36%
-------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     5/11/1992    18.53%     0.92%    8.61%        9.27%
-------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               11/28/1988    15.72%     5.64%   11.08%       10.48%
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      3/15/1994    16.03%     4.59%    9.74%        9.27%
-------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                 11/4/1997    14.89%    13.26%                 9.12%
-------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                             11/30/2001     7.89%                          10.98%
-------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                          12/11/1989    12.65%     5.49%   12.77%       12.54%
-------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                               9/15/1999    24.04%    18.12%                16.72%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                         5/1/2003   -10.67%                          -6.93%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                         5/7/1997    14.62%    -8.98%                 2.66%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund              5/1/2002    10.71%                           4.19%
-------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 8/22/1997    19.07%    -4.81%                 1.71%
-------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/1/1997    10.59%    -2.58%                 4.60%
-------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 11/30/1999    -1.64%   -21.93%               -18.23%
-------------------------------------------------------------------------------------------------------------
Wanger International Select                            2/1/1999    24.34%     1.45%                12.20%
-------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         5/1/1995    30.27%    -1.04%                16.49%
-------------------------------------------------------------------------------------------------------------
Wanger Select                                          2/1/1999    19.31%    11.46%                15.21%
-------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                          5/1/1995    18.33%     7.60%                16.37%
-------------------------------------------------------------------------------------------------------------

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM) (DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500 Index(R) (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Consumer Reports
       Financial Planning
       Financial Services Weekly
       Forbes
       Fortune
       Investor's Business Daily
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA. The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on the first page of the prospectus.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
REDUCTION IN CHARGES

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]  the number of insureds,

[diamond]  total premiums expected to be paid,

[diamond]  total assets under management for the policyowner,

[diamond]  the nature of the relationship among individual insureds,

[diamond]  the purpose of which the policies are being purchased,

[diamond]  where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements.

[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond]  other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the series' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the series' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

We will vote series shares held in a subaccount for which no timely instructions are received, and series shares which are not otherwise attributable to policy owners, in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policy owner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policy owners.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Separate Account. The assets of the Separate Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.



STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.


REPORTS
--------------------------------------------------------------------------------
All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.



EXPERTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Estate Edge(R)) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Joseph P. DeCresce, Counsel and Brian Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

A N N U A L  R E P O R T

                                 Estate Edge(R)

         S u r v i v o r s h i p   V a r i a b l e   U n i v e r s a l   L i f e







         P H O E N I X   L I F E   V A R I A B L E   U N I V E R S A L   L I F E
                                                                   A C C O U N T
                                                               DECEMBER 31, 2004










                                [LOGO]PHOENIX(R)

                  LO271AR (C) 2005 The Phoenix Companies, Inc.

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004

                                                              PHOENIX-                           PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                              ABERDEEN         PHOENIX-AIM         SMALL-CAP          BERNSTEIN
                                                           INTERNATIONAL          GROWTH             GROWTH         ENHANCED INDEX
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     8,978,919    $     6,405,929    $       571,806    $    16,112,509
                                                         =================  =================  =================  =================
     Investment at market                                 $     8,434,227    $     5,515,104    $       618,651    $    14,227,813
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           8,434,227          5,515,104            618,651         14,227,813
LIABILITIES
     Accrued expenses                                               5,460              3,661                404              9,489
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     8,428,767    $     5,511,443    $       618,247    $    14,218,324
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  3,424,098          9,432,880            398,949         10,924,298
                                                         =================  =================  =================  =================
Unit value                                                $      2.461602    $      0.584280    $      1.549689    $      1.301532
                                                         =================  =================  =================  =================

                                                                                                    PHOENIX-          PHOENIX-
                                                           PHOENIX-DUFF &       PHOENIX-            ENGEMANN          ENGEMANN
                                                            PHELPS REAL         ENGEMANN           GROWTH AND         SMALL-CAP
                                                         ESTATE SECURITIES   CAPITAL GROWTH          INCOME            GROWTH
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     4,103,902    $    33,265,390    $    10,455,193    $     1,097,584
                                                         =================  =================  =================  =================
     Investment at market                                 $     5,936,228    $    22,245,961    $    10,859,181    $     1,278,982
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           5,936,228         22,245,961         10,859,181          1,278,982
LIABILITIES
     Accrued expenses                                               3,969             14,860              7,304                902
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     5,932,259    $    22,231,101    $    10,851,877    $     1,278,080
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  1,651,789          6,182,371          9,103,725          2,158,281
                                                         =================  =================  =================  =================
Unit value                                                $      3.591414    $      3.595886    $      1.192026    $      0.592175
                                                         =================  =================  =================  =================

                                                              PHOENIX-                                                 PHOENIX-
                                                              ENGEMANN           PHOENIX-           PHOENIX-        GOODWIN MULTI-
                                                             STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                             ALLOCATION          EQUITY              MARKET             INCOME
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $    11,909,785    $    12,704,078    $    20,637,630    $    14,377,675
                                                         =================  =================  =================  =================
     Investment at market                                 $    12,109,471    $    13,346,975    $    20,637,630    $    15,054,995
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                          12,109,471         13,346,975         20,637,630         15,054,995
LIABILITIES
     Accrued expenses                                               8,103              8,955             13,840             10,125
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $    12,101,368    $    13,338,020    $    20,623,790    $    15,044,870
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  2,932,458          8,930,408         12,169,553          4,498,262
                                                         =================  =================  =================  =================
Unit value                                                $      4.126698    $      1.493551    $      1.694704    $      3.344596
                                                         =================  =================  =================  =================


                        See Notes to Financial Statements

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004
                                                             (CONTINUED)

                                                             PHOENIX-
                                                           GOODWIN MULTI-                        PHOENIX-KAYNE      PHOENIX-LAZARD
                                                            SECTOR SHORT      PHOENIX-KAYNE        SMALL-CAP        INTERNATIONAL
                                                             TERM BOND       RISING DIVIDENDS    QUALITY VALUE      EQUITY SELECT
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     1,565,280    $       532,981    $       474,594    $     1,837,747
                                                         =================  =================  =================  =================
     Investment at market                                 $     1,579,959    $       592,722    $       577,166    $     2,220,547
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           1,579,959            592,722            577,166          2,220,547
LIABILITIES
     Accrued expenses                                               1,018                392                333              1,402
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     1,578,941    $       592,330    $       576,833    $     2,219,145
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  1,474,454            498,876            385,078          1,570,365
                                                         =================  =================  =================  =================
Unit value                                                $      1.070865    $      1.187332    $      1.497966    $      1.413140
                                                         =================  =================  =================  =================

                                                                              PHOENIX-LORD        PHOENIX-LORD       PHOENIX-LORD
                                                           PHOENIX-LAZARD     ABBETT BOND-      ABBETT LARGE-CAP    ABBETT MID-CAP
                                                          SMALL-CAP VALUE      DEBENTURE             VALUE              VALUE
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $       593,770    $     1,224,967    $     2,814,246    $     1,230,488
                                                         =================  =================  =================  =================
     Investment at market                                 $       638,169    $     1,271,991    $     3,302,568    $     1,518,330
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                             638,169          1,271,991          3,302,568          1,518,330
LIABILITIES
     Accrued expenses                                                 418                836              2,084                943
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $       637,751    $     1,271,155    $     3,300,484    $     1,517,387
                                                         =================  =================  =================  =================
Accumulation units outstanding                                    417,939            954,130          2,310,674            999,847
                                                         =================  =================  =================  =================
Unit value                                                $      1.525944    $      1.332266    $      1.428364    $      1.517619
                                                         =================  =================  =================  =================

                                                                                 PHOENIX-
                                                                                 NORTHERN       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                              PHOENIX-          NASDAQ-100       BERNSTEIN MID-     BERNSTEIN SMALL-
                                                           NORTHERN DOW 30       INDEX(R)          CAP VALUE          CAP VALUE
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     1,737,529    $     1,353,284    $     5,576,648    $     2,941,612
                                                         =================  =================  =================  =================
     Investment at market                                 $     1,879,537    $     1,418,862    $     7,769,369    $     3,666,554
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           1,879,537          1,418,862          7,769,369          3,666,554
LIABILITIES
     Accrued expenses                                               1,279                950              5,146              2,424
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     1,878,258    $     1,417,912    $     7,764,223    $     3,664,130
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  1,794,574          2,674,796          4,805,494          2,022,068
                                                         =================  =================  =================  =================
Unit value                                                $      1.046631    $      0.530101    $      1.615697    $      1.812071
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004
                                                             (CONTINUED)

                                                          PHOENIX-SENECA      PHOENIX-SENECA   AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                          MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     7,887,885    $     7,997,745    $     1,204,618    $     1,107,548
                                                         =================  =================  =================  =================
     Investment at market                                 $     6,814,901    $     4,934,933    $     1,397,031    $     1,083,085
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           6,814,901          4,934,933          1,397,031          1,083,085
LIABILITIES
     Accrued expenses                                               4,568              3,277                918                624
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     6,810,333    $     4,931,656    $     1,396,113    $     1,082,461
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  5,372,293          3,308,355          1,580,598          1,064,521
                                                         =================  =================  =================  =================
Unit value                                                $      1.267677    $      1.490667    $      0.883281    $      1.016853
                                                         =================  =================  =================  =================


                                                                                                FEDERATED FUND     FEDERATED HIGH
                                                                              ALGER AMERICAN       FOR U.S.          INCOME BOND
                                                          AIM V.I. PREMIER      LEVERAGED         GOVERNMENT         FUND II --
                                                               EQUITY             ALLCAP         SECURITIES II     PRIMARY SHARES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $       775,954    $     1,705,685    $     6,539,107    $     4,171,433
                                                         =================  =================  =================  =================
     Investment at market                                 $       826,949    $     1,975,147    $     6,579,378    $     4,405,865
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                             826,949          1,975,147          6,579,378          4,405,865
LIABILITIES
     Accrued expenses                                                 551              1,346              4,463              2,989
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $       826,398    $     1,973,801    $     6,574,915    $     4,402,876
                                                         =================  =================  =================  =================
Accumulation units outstanding                                    976,366          3,388,093          4,972,005          3,630,935
                                                         =================  =================  =================  =================
Unit value                                                $      0.846401    $      0.582570    $      1.322387    $      1.212601
                                                         =================  =================  =================  =================

                                                                                VIP GROWTH                          MUTUAL SHARES
                                                          VIP CONTRAFUND(R)    OPPORTUNITIES      VIP GROWTH          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     5,030,082    $       521,528    $     4,437,671    $     2,970,158
                                                         =================  =================  =================  =================
     Investment at market                                 $     6,080,231    $       575,434    $     5,070,073    $     3,494,617
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           6,080,231            575,434          5,070,073          3,494,617
LIABILITIES
     Accrued expenses                                               3,937                381              3,434              2,268
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     6,076,294    $       575,053    $     5,066,639    $     3,492,349
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  5,792,326            749,646          7,955,544          2,221,205
                                                         =================  =================  =================  =================
Unit value                                                $      1.049025    $      0.767098    $      0.636869    $      1.572277
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004
                                                             (CONTINUED)

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                               MARKETS           FOREIGN          GLOBAL ASSET          GROWTH
                                                             SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $       498,196    $     5,012,698    $       485,121    $     4,495,326
                                                         =================  =================  =================  =================
     Investment at market                                 $       701,482    $     5,338,501    $       586,247    $     5,238,509
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                             701,482          5,338,501            586,247          5,238,509
LIABILITIES
     Accrued expenses                                                 463              3,509                390              3,462
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $       701,019    $     5,334,992    $       585,857    $     5,235,047
                                                         =================  =================  =================  =================
Accumulation units outstanding                                    380,254          4,477,611            370,468          3,173,494
                                                         =================  =================  =================  =================
Unit value                                                $      1.843555    $      1.191482    $      1.581397    $      1.649616
                                                         =================  =================  =================  =================

                                                                                                RYDEX VARIABLE       SCUDDER VIT
                                                           RYDEX VARIABLE     RYDEX VARIABLE     TRUST SECTOR       EAFE(R) EQUITY
                                                             TRUST JUNO         TRUST NOVA         ROTATION             INDEX
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $       193,447    $        15,780    $        80,535    $     1,461,088
                                                         =================  =================  =================  =================
     Investment at market                                 $       168,298    $        19,685    $        89,149    $     1,516,174
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                             168,298             19,685             89,149          1,516,174
LIABILITIES
     Accrued expenses                                                 112                 12                 51              1,006
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $       168,186    $        19,673    $        89,098    $     1,515,168
                                                         =================  =================  =================  =================
Accumulation units outstanding                                    179,992             14,201             70,183          1,722,183
                                                         =================  =================  =================  =================
Unit value                                                $      0.934409    $      1.385420    $      1.269504    $      0.879795
                                                         =================  =================  =================  =================

                                                                                                    WANGER             WANGER
                                                             SCUDDER VIT                         INTERNATIONAL      INTERNATIONAL
                                                          EQUITY 500 INDEX     TECHNOLOGY           SELECT            SMALL CAP
                                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                   $     5,896,176    $     2,546,035    $     1,658,170    $     4,612,692
                                                         =================  =================  =================  =================
     Investment at market                                 $     6,893,328    $     1,249,114    $     1,993,857    $     5,325,640
                                                         -----------------  -----------------  -----------------  -----------------
         Total assets                                           6,893,328          1,249,114          1,993,857          5,325,640
LIABILITIES
     Accrued expenses                                               4,460                843              1,310              3,487
                                                         -----------------  -----------------  -----------------  -----------------
NET ASSETS                                                $     6,888,868    $     1,248,271    $     1,992,547    $     5,322,153
                                                         =================  =================  =================  =================
Accumulation units outstanding                                  6,019,943          4,465,161          1,190,809          2,242,722
                                                         =================  =================  =================  =================
Unit value                                                $      1.144341    $      0.279558    $      1.673272    $      2.373078
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                WANGER U.S.
                                                                                 SMALLER
                                                            WANGER SELECT       COMPANIES
                                                             SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------
ASSETS
     Investment at cost                                   $     1,584,394    $     9,770,741
                                                         =================  =================
     Investment at market                                 $     2,068,963    $    14,403,621
                                                         -----------------  -----------------
         Total assets                                           2,068,963         14,403,621
LIABILITIES
     Accrued expenses                                               1,344              9,533
                                                         -----------------  -----------------
NET ASSETS                                                $     2,067,619    $    14,394,088
                                                         =================  =================
Accumulation units outstanding                                  1,138,743          5,829,086
                                                         =================  =================
Unit value                                                $      1.815703    $      2.469356
                                                         =================  =================




                       See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                              PHOENIX-                           PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                              ABERDEEN         PHOENIX-AIM         SMALL-CAP          BERNSTEIN
                                                           INTERNATIONAL          GROWTH             GROWTH         ENHANCED INDEX
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $       191,474    $         5,125    $             -    $       196,816
Expenses
     Mortality and expense fees                                    51,288             42,995              4,061            106,197
     Indexing (gain) loss                                           1,172                416                 54              1,380
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                      139,014            (38,286)            (4,115)            89,239
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                    8,204             (5,294)                95             12,288
Net realized gain distribution from Fund                                -                  -              8,013                  -
Net change in unrealized appreciation (depreciation)
     on investment                                              1,185,782            214,518              3,484          1,066,315
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                   1,193,986            209,224             11,592          1,078,603
Net increase (decrease) in net assets resulting from
     operations                                           $     1,333,000    $       170,938    $         7,477    $     1,167,842
                                                         =================  =================  =================  =================

                                                                                                    PHOENIX-          PHOENIX-
                                                           PHOENIX-DUFF &       PHOENIX-            ENGEMANN          ENGEMANN
                                                            PHELPS REAL         ENGEMANN           GROWTH AND         SMALL-CAP
                                                         ESTATE SECURITIES   CAPITAL GROWTH          INCOME            GROWTH
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $       120,526    $       188,513    $       116,149    $             -
Expenses
     Mortality and expense fees                                    38,701            169,979             73,050              9,527
     Indexing (gain) loss                                           1,206              1,896              1,024                216
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       80,619             16,638             42,075             (9,743)
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                    1,430             31,826              1,064             11,836
Net realized gain distribution from Fund                          473,606                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                900,040            847,811            886,540            108,149
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                   1,375,076            879,637            887,604            119,985
Net increase (decrease) in net assets resulting from
     operations                                           $     1,455,695    $       896,275    $       929,679    $       110,242
                                                         =================  =================  =================  =================

                                                              PHOENIX-                                                 PHOENIX-
                                                              ENGEMANN           PHOENIX-           PHOENIX-        GOODWIN MULTI-
                                                             STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                             ALLOCATION          EQUITY              MARKET             INCOME
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $       312,935    $        96,709    $       184,603    $       834,215
Expenses
     Mortality and expense fees                                    95,479             79,946            192,188            106,950
     Indexing (gain) loss                                             897              1,153                867                773
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                      216,559             15,610             (8,452)           726,492
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                  (25,899)             1,362                  -                 17
Net realized gain distribution from Fund                          305,019                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                230,345          1,386,247                  -            114,672
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     509,465          1,387,609                  -            114,689
Net increase (decrease) in net assets resulting from
     operations                                           $       726,024    $     1,403,219    $        (8,452)   $       841,181
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                             PHOENIX-
                                                           GOODWIN MULTI-                        PHOENIX-KAYNE      PHOENIX-LAZARD
                                                            SECTOR SHORT      PHOENIX-KAYNE        SMALL-CAP        INTERNATIONAL
                                                             TERM BOND       RISING DIVIDENDS    QUALITY VALUE      EQUITY SELECT
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $        55,353    $         8,197    $         3,974    $        22,500
Expenses
     Mortality and expense fees                                     9,954              4,739              2,859             12,482
     Indexing (gain) loss                                              64                 52                 60                229
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       45,335              3,406              1,055              9,789
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                      468              1,895              1,515                 31
Net realized gain distribution from Fund                                -                  -              5,236             12,042
Net change in unrealized appreciation (depreciation)
     on investment                                                 10,628             20,171             80,473            236,924
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                      11,096             22,066             87,224            248,997
Net increase (decrease) in net assets resulting from
     operations                                           $        56,431    $        25,472    $        88,279    $       258,786
                                                         =================  =================  =================  =================

                                                                              PHOENIX-LORD        PHOENIX-LORD       PHOENIX-LORD
                                                           PHOENIX-LAZARD     ABBETT BOND-      ABBETT LARGE-CAP    ABBETT MID-CAP
                                                          SMALL-CAP VALUE      DEBENTURE             VALUE              VALUE
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $             -    $        55,348    $        23,291    $         5,951
Expenses
     Mortality and expense fees                                     3,427              8,098             18,326              7,695
     Indexing (gain) loss                                              78                 66                286                168
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       (3,505)            47,184              4,679             (1,912)
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                      (93)               374              1,098                430
Net realized gain distribution from Fund                           51,854             16,550             12,349              8,829
Net change in unrealized appreciation (depreciation)
     on investment                                                 13,303             15,647            291,813            221,000
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                      65,064             32,571            305,260            230,259
Net increase (decrease) in net assets resulting from
     operations                                           $        61,559    $        79,755    $       309,939    $       228,347
                                                         =================  =================  =================  =================

                                                                                 PHOENIX-
                                                                                 NORTHERN       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                              PHOENIX-          NASDAQ-100       BERNSTEIN MID-     BERNSTEIN SMALL-
                                                           NORTHERN DOW 30       INDEX(R)          CAP VALUE          CAP VALUE
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $        30,724    $         7,851    $        12,068    $             -
Expenses
     Mortality and expense fees                                    14,976             10,203             56,476             23,813
     Indexing (gain) loss                                             143                166              1,036                505
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       15,605             (2,518)           (45,444)           (24,318)
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                      312              7,655             19,546              6,065
Net realized gain distribution from Fund                                -                  -            537,064            294,868
Net change in unrealized appreciation (depreciation)
     on investment                                                 54,837            117,886            747,000            342,554
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                      55,149            125,541          1,303,610            643,487
Net increase (decrease) in net assets resulting from
     operations                                           $        70,754    $       123,023    $     1,258,166    $       619,169
                                                         =================  =================  =================  =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                          PHOENIX-SENECA      PHOENIX-SENECA   AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                          MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT(1)
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $             -    $             -    $             -    $         1,474
Expenses
     Mortality and expense fees                                    48,539             36,050              8,897                624
     Indexing (gain) loss                                             737                493                110                 14
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                      (49,276)           (36,543)            (9,007)               836
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                    7,016             12,237             (2,282)                 8
Net realized gain distribution from Fund                                -                  -                  -             43,493
Net change in unrealized appreciation (depreciation)
     on investment                                                448,041            250,101             80,891            (24,463)
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     455,057            262,338             78,609             19,038
Net increase (decrease) in net assets resulting from
     operations                                           $       405,781    $       225,795    $        69,602    $        19,874
                                                         =================  =================  =================  =================

                                                                                                FEDERATED FUND     FEDERATED HIGH
                                                                              ALGER AMERICAN       FOR U.S.          INCOME BOND
                                                          AIM V.I. PREMIER      LEVERAGED         GOVERNMENT         FUND II --
                                                               EQUITY             ALLCAP         SECURITIES II     PRIMARY SHARES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $         3,727    $             -    $       281,479    $       222,932
Expenses
     Mortality and expense fees                                     5,614             14,319             51,383             24,198
     Indexing (gain) loss                                              65                258                272                199
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       (1,952)           (14,577)           229,824            198,535
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                     (549)           (23,668)              (553)          (101,885)
Net realized gain distribution from Fund                                -                  -             32,870                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                 43,440            170,628            (82,237)           203,362
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                      42,891            146,960            (49,920)           101,477
Net increase (decrease) in net assets resulting from
     operations                                           $        40,939    $       132,383    $       179,904    $       300,012
                                                         =================  =================  =================  =================

                                                                                VIP GROWTH                          MUTUAL SHARES
                                                          VIP CONTRAFUND(R)    OPPORTUNITIES      VIP GROWTH          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $         8,392    $         1,702    $         7,582    $        22,262
Expenses
     Mortality and expense fees                                    34,733              3,983             38,149             23,059
     Indexing (gain) loss                                             613                 51                415                344
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                      (26,954)            (2,332)           (30,982)            (1,141)
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                   46,286            (11,069)           (29,325)             2,971
Net realized gain distribution from Fund                                -                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                632,735             43,300            186,230            345,363
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     679,021             32,231            156,905            348,334
Net increase (decrease) in net assets resulting from
     operations                                           $       652,067    $        29,899    $       125,923    $       347,193
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                               MARKETS           FOREIGN          GLOBAL ASSET          GROWTH
                                                             SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $        10,813    $        46,291    $        14,959    $        51,721
Expenses
     Mortality and expense fees                                     4,801             35,432              4,225             35,432
     Indexing (gain) loss                                             126                673                 75                642
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                        5,886             10,186             10,659             15,647
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                   11,147              2,161                377              1,253
Net realized gain distribution from Fund                                -                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                117,872            754,011             64,573            637,455
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     129,019            756,172             64,950            638,708
Net increase (decrease) in net assets resulting from
     operations                                           $       134,905    $       766,358    $        75,609    $       654,355
                                                         =================  =================  =================  =================

                                                                                                RYDEX VARIABLE       SCUDDER VIT
                                                           RYDEX VARIABLE     RYDEX VARIABLE     TRUST SECTOR       EAFE(R) EQUITY
                                                             TRUST JUNO         TRUST NOVA         ROTATION             INDEX
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $             -    $            10    $             -    $        30,639
Expenses
     Mortality and expense fees                                     1,186                147                543             10,304
     Indexing (gain) loss                                               2                  3                  9                229
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       (1,188)              (140)              (552)            20,106
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                   (1,659)              (212)              (575)             1,419
Net realized gain distribution from Fund                            1,594                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                (18,761)             2,055              6,649            203,767
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     (18,826)             1,843              6,074            205,186
Net increase (decrease) in net assets resulting from
     operations                                           $       (20,014)   $         1,703    $         5,522    $       225,292
                                                         =================  =================  =================  =================

                                                                                                    WANGER             WANGER
                                                             SCUDDER VIT                         INTERNATIONAL      INTERNATIONAL
                                                          EQUITY 500 INDEX     TECHNOLOGY           SELECT            SMALL CAP
                                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
Investment income
     Distributions                                        $        52,360    $             -    $         4,886    $        28,896
Expenses
     Mortality and expense fees                                    41,616              9,789             12,731             38,362
     Indexing (gain) loss                                             590                147                293                830
                                                         -----------------  -----------------  -----------------  -----------------
Net investment income (loss)                                       10,154             (9,936)            (8,138)           (10,296)
                                                         -----------------  -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                    7,500            (17,612)            10,923            189,904
Net realized gain distribution from Fund                                -                  -                  -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                544,044            (28,647)           354,805          1,071,032
                                                         -----------------  -----------------  -----------------  -----------------
Net gain (loss) on investment                                     551,544            (46,259)           365,728          1,260,936
Net increase (decrease) in net assets resulting from
     operations                                           $       561,698    $       (56,195)   $       357,590    $     1,250,640
                                                         =================  =================  =================  =================


                       See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                WANGER U.S.
                                                                                 SMALLER
                                                            WANGER SELECT       COMPANIES
                                                             SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------
Investment income
     Distributions                                        $             -    $             -
Expenses
     Mortality and expense fees                                    12,913            101,765
     Indexing (gain) loss                                             252              2,013
                                                         -----------------  -----------------
Net investment income (loss)                                      (13,165)          (103,778)
                                                         -----------------  -----------------
Net realized gain (loss) from share transactions                    1,518              3,575
Net realized gain distribution from Fund                            1,413                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                303,749          2,206,868
                                                         -----------------  -----------------
Net gain (loss) on investment                                     306,680          2,210,443
Net increase (decrease) in net assets resulting from
     operations                                           $       293,515    $     2,106,665
                                                         =================  =================








Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date December 3, 2004 to December 31, 2004.



                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                              PHOENIX-                           PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                              ABERDEEN         PHOENIX-AIM         SMALL-CAP          BERNSTEIN
                                                           INTERNATIONAL          GROWTH             GROWTH         ENHANCED INDEX
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $      139,014     $      (38,286)    $       (4,115)    $        89,239
         Net realized gain (loss)                                  8,204             (5,294)             8,108              12,288
         Net change in unrealized appreciation
            (depreciation) on investment                       1,185,782            214,518              3,484           1,066,315
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                    1,333,000            170,938              7,477           1,167,842
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    612,036            820,592             80,271           1,237,711
         Participant transfers                                 1,156,869(e)        (550,688)           136,476            (294,903)
         Participant withdrawals                                (444,333)          (212,315)           (19,933)           (952,108)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                      1,324,572             57,589            196,814              (9,300)
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        2,657,572            228,527            204,291           1,158,542
NET ASSETS
     Beginning of period                                       5,771,195          5,282,916            413,956          13,059,782
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $    8,428,767     $    5,511,443     $      618,247     $    14,218,324
                                                         =================  =================  =================  =================

                                                                                                    PHOENIX-          PHOENIX-
                                                           PHOENIX-DUFF &       PHOENIX-            ENGEMANN          ENGEMANN
                                                            PHELPS REAL         ENGEMANN           GROWTH AND         SMALL-CAP
                                                         ESTATE SECURITIES   CAPITAL GROWTH          INCOME            GROWTH
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       80,619    $        16,638     $       42,075     $        (9,743)
         Net realized gain (loss)                                475,036             31,826              1,064              11,836
         Net change in unrealized appreciation
            (depreciation) on investment                         900,040            847,811            886,540             108,149
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                    1,455,695            896,275            929,679             110,242
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    392,454          2,996,765            857,752             101,383
         Participant transfers                                   472,277         (1,374,702)(c)      1,237,360(b)          186,323
         Participant withdrawals                                (285,424)        (1,594,731)          (467,045)           (130,081)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        579,307             27,332          1,628,067             157,625
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        2,035,002            923,607          2,557,746             267,867
NET ASSETS
     Beginning of period                                       3,897,257         21,307,494          8,294,131           1,010,213
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $    5,932,259     $   22,231,101     $   10,851,877     $     1,278,080
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                              PHOENIX-                                                 PHOENIX-
                                                              ENGEMANN           PHOENIX-           PHOENIX-        GOODWIN MULTI-
                                                             STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                             ALLOCATION          EQUITY              MARKET             INCOME
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       216,559    $        15,610    $        (8,452)   $      726,492
         Net realized gain (loss)                                 279,120              1,362                  -                17
         Net change in unrealized appreciation
            (depreciation) on investment                          230,345          1,386,247                  -           114,672
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       726,024          1,403,219             (8,452)          841,181
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                   1,190,286            978,941          6,619,128           951,059
         Participant transfers                                   (360,084)         2,707,272(d)     (12,966,680)        2,841,283(a)
         Participant withdrawals                                 (934,489)          (505,037)        (3,733,729)         (618,386)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        (104,287)         3,181,176        (10,081,281)        3,173,956
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           621,737          4,584,395        (10,089,733)        4,015,137
NET ASSETS
     Beginning of period                                       11,479,631          8,753,625         30,713,523        11,029,733
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $    12,101,368    $    13,338,020    $    20,623,790    $   15,044,870
                                                         =================  =================  =================  =================

                                                             PHOENIX-
                                                           GOODWIN MULTI-                        PHOENIX-KAYNE      PHOENIX-LAZARD
                                                            SECTOR SHORT      PHOENIX-KAYNE        SMALL-CAP        INTERNATIONAL
                                                             TERM BOND       RISING DIVIDENDS    QUALITY VALUE      EQUITY SELECT
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $        45,335    $         3,406    $         1,055    $        9,789
         Net realized gain (loss)                                     468              1,895              6,751            12,073
         Net change in unrealized appreciation
            (depreciation) on investment                           10,628             20,171             80,473           236,924
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        56,431             25,472             88,279           258,786
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     233,163             43,757            111,842           281,110
         Participant transfers                                    605,373              5,808            115,228           855,848
         Participant withdrawals                                  (23,479)            (5,167)            (3,632)          (41,263)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         815,057             44,398            223,438         1,095,695
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           871,488             69,870            311,717         1,354,481
NET ASSETS
     Beginning of period                                          707,453            522,460            265,116           864,664
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $     1,578,941    $       592,330    $       576,833    $    2,219,145
                                                         =================  =================  =================  =================

                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                              PHOENIX-LORD        PHOENIX-LORD       PHOENIX-LORD
                                                           PHOENIX-LAZARD     ABBETT BOND-      ABBETT LARGE-CAP    ABBETT MID-CAP
                                                          SMALL-CAP VALUE      DEBENTURE             VALUE              VALUE
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       (3,505)    $       47,184     $        4,679     $        (1,912)
         Net realized gain (loss)                                 51,761             16,924             13,447               9,259
         Net change in unrealized appreciation
            (depreciation) on investment                          13,303             15,647            291,813             221,000
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       61,559             79,755            309,939             228,347
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     69,161            132,826            234,510             223,930
         Participant transfers                                   357,744            429,051          1,436,176             533,871
         Participant withdrawals                                  (6,881)           (93,000)           (74,746)            (13,003)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        420,024            468,877          1,595,940             744,798
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          481,583            548,632          1,905,879             973,145
NET ASSETS
     Beginning of period                                         156,168            722,523          1,394,605             544,242
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                        $      637,751     $    1,271,155     $    3,300,484     $     1,517,387
                                                        =================  =================  =================   =================

                                                                                 PHOENIX-
                                                                                 NORTHERN       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                              PHOENIX-          NASDAQ-100       BERNSTEIN MID-     BERNSTEIN SMALL-
                                                           NORTHERN DOW 30       INDEX(R)          CAP VALUE          CAP VALUE
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $        15,605    $        (2,518)   $       (45,444)   $       (24,318)
         Net realized gain (loss)                                     312              7,655            556,610            300,933
         Net change in unrealized appreciation
            (depreciation) on investment                           54,837            117,886            747,000            342,554
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        70,754            123,023          1,258,166            619,169
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     166,680            125,136            525,170            363,020
         Participant transfers                                    107,161            243,291           (359,420)           788,857
         Participant withdrawals                                 (214,739)           (34,961)          (313,251)          (316,394)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                          59,102            333,466           (147,501)           835,483
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           129,856            456,489          1,110,665          1,454,652
NET ASSETS
     Beginning of period                                        1,748,402            961,423          6,653,558          2,209,478
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $     1,878,258    $     1,417,912    $     7,764,223    $     3,664,130
                                                         =================  =================  =================  =================

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                          PHOENIX-SENECA      PHOENIX-SENECA   AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                          MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT(1)
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       (49,276)   $       (36,543)   $        (9,007)   $          836
         Net realized gain (loss)                                   7,016             12,237             (2,282)           43,501
         Net change in unrealized appreciation
            (depreciation) on investment                          448,041            250,101             80,891           (24,463)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       405,781            225,795             69,602            19,874
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     638,034            694,026            174,035            78,456
         Participant transfers                                    137,060           (322,880)           371,474           985,138(f)
         Participant withdrawals                                 (229,378)          (232,210)           (67,876)           (1,007)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         545,716            138,936            477,633         1,062,587
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           951,497            364,731            547,235         1,082,461
NET ASSETS
     Beginning of period                                        5,858,836          4,566,925            848,878                 -
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $     6,810,333    $     4,931,656    $     1,396,113    $    1,082,461
                                                         =================  =================  =================  =================

                                                                                                FEDERATED FUND     FEDERATED HIGH
                                                                              ALGER AMERICAN       FOR U.S.          INCOME BOND
                                                          AIM V.I. PREMIER      LEVERAGED         GOVERNMENT         FUND II --
                                                               EQUITY             ALLCAP         SECURITIES II     PRIMARY SHARES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $        (1,952)   $       (14,577)   $       229,824    $      198,535
         Net realized gain (loss)                                    (549)           (23,668)            32,317          (101,885)
         Net change in unrealized appreciation
            (depreciation) on investment                           43,440            170,628            (82,237)          203,362
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        40,939            132,383            179,904           300,012
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     110,377            249,707            832,900           214,790
         Participant transfers                                    100,657            128,906           (115,985)        2,346,295
         Participant withdrawals                                  (13,215)           (91,974)          (547,884)         (165,761)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         197,819            286,639            169,031         2,395,324
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           238,758            419,022            348,935         2,695,336
NET ASSETS
     Beginning of period                                          587,640          1,554,779          6,225,980         1,707,540
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $       826,398    $     1,973,801    $     6,574,915    $    4,402,876
                                                         =================  =================  =================  =================

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                VIP GROWTH                          MUTUAL SHARES
                                                          VIP CONTRAFUND(R)    OPPORTUNITIES      VIP GROWTH          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       (26,954)   $        (2,332)   $       (30,982)   $        (1,141)
         Net realized gain (loss)                                  46,286            (11,069)           (29,325)             2,971
         Net change in unrealized appreciation
            (depreciation) on investment                          632,735             43,300            186,230            345,363
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       652,067             29,899            125,923            347,193
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     561,184             41,227            737,714            412,593
         Participant transfers                                  2,313,324            161,943            313,858            535,601
         Participant withdrawals                                 (175,613)           (10,553)          (554,467)          (283,361)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                       2,698,895            192,617            497,105            664,833
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         3,350,962            222,516            623,028          1,012,026
NET ASSETS
     Beginning of period                                        2,725,332            352,537          4,443,611          2,480,323
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $     6,076,294    $       575,053    $     5,066,639    $     3,492,349
                                                         =================  =================  =================  =================

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                               MARKETS           FOREIGN          GLOBAL ASSET          GROWTH
                                                             SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $         5,886    $        10,186    $        10,659    $        15,647
         Net realized gain (loss)                                  11,147              2,161                377              1,253
         Net change in unrealized appreciation
            (depreciation) on investment                          117,872            754,011             64,573            637,455
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       134,905            766,358             75,609            654,355
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      19,456            568,998             22,152            463,193
         Participant transfers                                    (33,684)           391,523                  -            612,578
         Participant withdrawals                                  (11,910)          (180,138)           (27,065)          (213,911)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         (26,138)           780,383             (4,913)           861,860
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           108,767          1,546,741             70,696          1,516,215
NET ASSETS
     Beginning of period                                          592,252          3,788,251            515,161          3,718,832
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $       701,019    $     5,334,992    $       585,857    $     5,235,047
                                                         =================  =================  =================  =================

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                                RYDEX VARIABLE       SCUDDER VIT
                                                           RYDEX VARIABLE     RYDEX VARIABLE     TRUST SECTOR       EAFE(R) EQUITY
                                                             TRUST JUNO         TRUST NOVA         ROTATION             INDEX
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $        (1,188)   $          (140)   $          (552)   $        20,106
         Net realized gain (loss)                                     (65)              (212)              (575)             1,419
         Net change in unrealized appreciation
            (depreciation) on investment                          (18,761)             2,055              6,649            203,767
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       (20,014)             1,703              5,522            225,292
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      38,930              4,544              1,205            189,752
         Participant transfers                                     43,842              1,772             51,345            121,372
         Participant withdrawals                                  (35,546)              (256)              (374)           (71,152)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                          47,226              6,060             52,176            239,972
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            27,212              7,763             57,698            465,264
NET ASSETS
     Beginning of period                                          140,974             11,910             31,400          1,049,904
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $       168,186    $        19,673    $        89,098    $     1,515,168
                                                         =================  =================  =================  =================

                                                                                                    WANGER             WANGER
                                                             SCUDDER VIT                         INTERNATIONAL      INTERNATIONAL
                                                          EQUITY 500 INDEX     TECHNOLOGY           SELECT            SMALL CAP
                                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $        10,154    $        (9,936)   $        (8,138)   $       (10,296)
         Net realized gain (loss)                                   7,500            (17,612)            10,923            189,904
         Net change in unrealized appreciation
            (depreciation) on investment                          544,044            (28,647)           354,805          1,071,032
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       561,698            (56,195)           357,590          1,250,640
                                                         -----------------  -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     966,731            164,477            191,962            444,929
         Participant transfers                                  2,167,585             62,478             44,587         (1,402,371)
         Participant withdrawals                                 (404,435)           (78,773)           (93,334)          (179,893)
                                                         -----------------  -----------------  -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                       2,729,881            148,182            143,215         (1,137,335)
                                                         -----------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         3,291,579             91,987            500,805            113,305
NET ASSETS
     Beginning of period                                        3,597,289          1,156,284          1,491,742          5,208,848
                                                         -----------------  -----------------  -----------------  -----------------
     End of period                                        $     6,888,868    $     1,248,271    $     1,992,547    $     5,322,153
                                                         =================  =================  =================  =================

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                WANGER U.S.
                                                                                 SMALLER
                                                            WANGER SELECT       COMPANIES
                                                             SUBACCOUNT         SUBACCOUNT
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                     $       (13,165)   $      (103,778)
         Net realized gain (loss)                                   2,931              3,575
         Net change in unrealized appreciation
            (depreciation) on investment                          303,749          2,206,868
                                                         -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       293,515          2,106,665
                                                         -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     362,675          1,137,164
         Participant transfers                                    336,359           (145,657)
         Participant withdrawals                                  (80,199)          (546,799)
                                                         -----------------  -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         618,835            444,708
                                                         -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           912,350          2,551,373
NET ASSETS
     Beginning of period                                        1,155,269         11,842,715
                                                         -----------------  -----------------
     End of period                                        $     2,067,619    $    14,394,088
                                                         =================  =================







Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2004

(1) From inception date December 3, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include net assets transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include net assets transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include net assets transferred in from AIM Mid-Cap Equity on December 3, 2004.

                       See Notes to Financial Statements

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                              PHOENIX-ALLIANCE/   PHOENIX-ALLIANCE/
                                                         PHOENIX-ABERDEEN     PHOENIX-AIM         BERNSTEIN          BERNSTEIN
                                                          INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX     GROWTH + VALUE
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                         $        52,980    $        (3,073)   $        35,131     $          (355)
     Net realized gain (loss)                                      15,441              1,463              7,055                 648
     Net change in unrealized appreciation (depreciation)
         on investments                                         1,329,907             98,265          2,545,663              39,655
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations          1,398,328             96,655          2,587,849              39,948
                                                         -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         631,563             59,153          1,422,684              36,219
     Participant transfers                                        (28,981)+          157,131           (179,190)             86,425
     Participant withdrawals                                     (447,618)            (4,403)          (439,283)            (11,495)
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            154,964            211,881            804,211             111,149
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                      1,553,292            308,536          3,392,060             151,097
NET ASSETS
     Beginning of period                                        4,217,903            268,819          9,667,722             131,537
                                                         -----------------  -----------------  -----------------   -----------------
     End of period                                        $     5,771,195    $       577,355    $    13,059,782     $       282,634
                                                         =================  =================  =================   =================


                                                           PHOENIX-DUFF &   PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                            PHELPS REAL           CAPITAL       SMALL & MID-CAP         MONEY
                                                         ESTATE SECURITIES       GROWTH             GROWTH              MARKET
                                                           SUBACCOUNT           SUBACCOUNT         SUBACCOUNT         SUBACCOUN
                                                         -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                         $        80,450    $      (130,556)   $        (5,533)    $       (37,510)
     Net realized gain (loss)                                     112,382              2,183                901                   -
     Net change in unrealized appreciation (depreciation)
         on investments                                           777,430          4,281,306            257,936                   -
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            970,262          4,152,933            253,304             (37,510)
                                                         -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         338,993          3,335,751            108,563          15,426,961
     Participant transfers                                        640,019           (548,896)           229,166         (14,656,632)
     Participant withdrawals                                     (212,064)        (1,246,142)           (22,723)         (1,595,477)
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            766,948          1,540,713            315,006            (825,148)
                                                         -----------------  -----------------  -----------------   -----------------
      Net increase (decrease) in net assets                     1,737,210          5,693,646            568,310            (862,658)
NET ASSETS
     Beginning of period                                        2,160,047         15,613,848            441,903          31,576,181
                                                         -----------------  -----------------  -----------------   -----------------
     End of period                                        $     3,897,257    $    21,307,494    $     1,010,213     $    30,713,523
                                                         =================  =================  =================   =================


                        See Notes to Financial Statements
                                      SA-18

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)


                                                          PHOENIX-GOODWIN    PHOENIX-GOODWIN     PHOENIX-JANUS
                                                           MULTI-SECTOR       MULTI-SECTOR         FLEXIBLE           PHOENIX-KAY
                                                           FIXED INCOME      SHORT TERM BOND        INCOME         RISING DIVIDENDS
                                                            SUBACCOUNT         SUBACCOUNT(4)      SUBACCOUNT          SUBACCOUNT
                                                         -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                         $       582,313    $         9,125    $        68,783     $           842
     Net realized gain (loss)                                       3,803                  5             79,221               3,108
     Net change in unrealized appreciation (depreciation)
         on investments                                           673,412              4,051             (7,232)             39,537
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations          1,259,528             13,181            140,772              43,487
                                                         -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         796,044             29,121            364,532              26,800
     Participant transfers                                        664,287            667,915           (715,900)            446,719
     Participant withdrawals                                     (310,087)            (2,764)           (68,238)             (2,419)
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                          1,150,244            694,272           (419,606)            471,100
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                      2,409,772            707,453           (278,834)            514,587
NET ASSETS
     Beginning of period                                        8,619,961                  -          3,235,624               7,873
                                                         -----------------  -----------------  -----------------   -----------------
     End of period                                        $    11,029,733    $       707,453    $     2,956,790     $       522,460
                                                         =================  =================  =================   =================

                                                           PHOENIX-KAYNE     PHOENIX-LAZARD
                                                             SMALL-CAP        INTERNATIONAL     PHOENIX-LAZARD
                                                              QUALITY            EQUITY            SMALL-CAP        PHOENIX-LAZARD
                                                               VALUE             SELECT              VALUE          U.S. MULTI-CAP
                                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(1)
                                                         -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                         $         1,219    $         1,083    $          (598)    $            28
     Net realized gain (loss)                                         593              3,738                902                 301
     Net change in unrealized appreciation (depreciation)
         on investments                                            22,122            146,148             31,229                 453
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             23,934            150,969             31,533                 782
                                                         -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          45,528             61,341             28,027                 280
     Participant transfers                                        185,586            650,960            123,993              11,356
     Participant withdrawals                                       (2,113)           (79,615)           (32,147)               (144)
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            229,001            632,686            119,873              11,492
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        252,935            783,655            151,406              12,274
NET ASSETS
     Beginning of period                                           12,181             81,009              4,762                   -
                                                         -----------------  -----------------  -----------------   -----------------
     End of period                                        $       265,116    $       864,664    $       156,168     $        12,274
                                                         =================  =================  =================   =================


                        See Notes to Financial Statements

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)

                                                                                                                    PHOENIX-MFS
                                                           PHOENIX-LORD       PHOENIX-LORD       PHOENIX-LORD        INVESTORS
                                                              ABBETT        ABBETT LARGE-CAP    ABBETT MID-CAP        GROWTH
                                                          BOND-DEBENTURE         VALUE              VALUE              STOCK
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                          $        22,239    $           196    $           528    $       (39,178)
   Net realized gain (loss)                                        6,141              3,014              3,257             48,978
   Net change in unrealized appreciation (depreciation)
     on investments                                               31,399            193,474             65,037            955,046
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) resulting from operations              59,779            196,684             68,822            964,846
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           41,835             99,188             60,691            968,376
   Participant transfers                                         627,833            937,625            336,411            705,313 ++
   Participant withdrawals                                       (18,942)           (27,595)            (1,188)          (617,653)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               650,726          1,009,218            395,914          1,056,036
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets                         710,505          1,205,902            464,736          2,020,882
NET ASSETS
   Beginning of period                                            12,018            188,703             79,506          3,262,034
                                                        -----------------  -----------------  -----------------  -----------------
   End of period                                         $       722,523    $     1,394,605    $       544,242    $     5,282,916
                                                        =================  =================  =================  =================

                                                           PHOENIX-MFS                                             PHOENIX-NORTHERN
                                                            INVESTORS         PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100
                                                             TRUST               VALUE             DOW 30              INDEX(R)
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $          (789)   $        15,852    $        12,340    $         (4,553)
   Net realized gain (loss)                                        5,584             21,770              5,266               1,676
   Net change in unrealized appreciation (depreciation)
     on investments                                               69,332            461,094            317,024             205,814
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations              74,127            498,716            334,630             202,937
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           58,517            360,855            234,764             111,959
   Participant transfers                                          57,401            992,736            178,659             401,930
   Participant withdrawals                                       (12,620)          (493,131)           (86,090)            (55,343)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                             103,298            860,460            327,333             458,546
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                         177,425          1,359,176            661,963             661,483
NET ASSETS
   Beginning of period                                           214,370          1,254,406          1,086,439             299,940
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $       391,795    $     2,613,582    $     1,748,402    $        961,423
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements


                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)

                                                                                                                  PHOENIX-SANFORD
                                                        PHOENIX-OAKHURST   PHOENIX-OAKHURST   PHOENIX-OAKHURST       BERNSTEIN
                                                           GROWTH AND         STRATEGIC            VALUE              GLOBAL
                                                             INCOME           ALLOCATION          EQUITY               VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $        23,840    $       190,975    $         9,725    $         3,873
   Net realized gain (loss)                                       (5,446)            13,566             46,730                 57
   Net change in unrealized appreciation (depreciation)
     on investments                                            1,675,045          1,599,735          1,539,194             112,389
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations           1,693,439          1,804,276          1,595,649             116,319
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS

   Participant deposits                                          811,611          1,238,436          1,074,899              76,769
   Participant transfers                                         (52,861)          (517,687)          (471,905)            103,385
   Participant withdrawals                                      (268,977)          (660,628)          (358,767)            (11,175)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               489,773             60,121            244,227             168,979
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                       2,183,212          1,864,397          1,839,876             285,298
NET ASSETS
   Beginning of period                                         6,110,919          9,615,234          6,913,749             284,355
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $     8,294,131    $    11,479,631    $     8,753,625    $        569,653
                                                        =================  =================  =================   =================

                                                          PHOENIX-SANFORD    PHOENIX-SANFORD
                                                             BERNSTEIN          BERNSTEIN       PHOENIX-SENECA      PHOENIX-SENECA
                                                              MID-CAP           SMALL-CAP           MID-CAP            STRATEGIC
                                                               VALUE              VALUE             GROWTH               THEME
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $       (33,052)   $       (13,095)   $       (42,546)    $       (30,809)
   Net realized gain (loss)                                      221,695             39,552             22,637               2,943
   Net change in unrealized appreciation (depreciation)
     on investments                                            1,683,965            588,696          1,291,447           1,184,454
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations           1,872,608            615,153          1,271,538           1,156,588
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          643,337            224,139            818,321             610,289
   Participant transfers                                        (116,238)           187,328             22,931            (220,556)
   Participant withdrawals                                      (307,643)          (101,881)          (486,527)           (169,658)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               219,456            309,586            354,725             220,075
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                       2,092,064            924,739          1,626,263           1,376,663
NET ASSETS
   Beginning of period                                         4,561,494          1,284,739          4,232,573           3,190,262
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $     6,653,558    $     2,209,478    $     5,858,836     $     4,566,925
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements
                                      SA-21


                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)

                                                            PHOENIX-STATE
                                                           STREET RESEARCH                          AIM V.I.       ALGER AMERICAN
                                                              SMALL-CAP      AIM V.I. CAPITAL       PREMIER           LEVERAGED
                                                                GROWTH         APPRECIATION          EQUITY             ALLCAP
                                                              SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUN
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $        (1,556)   $        (4,354)   $        (2,669)    $        (9,821)
   Net realized gain (loss)                                       (9,168)               643              9,740             (86,241)
   Net change in unrealized appreciation (depreciation)           44,129            146,904            107,757             432,970
     on investments
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations              33,405            143,193            114,828             336,908
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           26,589            125,904             98,481             258,451
   Participant transfers                                         289,128            293,891            (46,578)            125,793
   Participant withdrawals                                        (5,571)           (35,465)            (8,997)            (95,464)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               310,146            384,330             42,906             288,780
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                         343,551            527,523            157,734             625,688
NET ASSETS
   Beginning of period                                            70,405            321,355            429,906             929,091
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $       413,956    $       848,878    $       587,640     $     1,554,779
                                                        =================  =================  =================   =================

                                                          FEDERATED FUND     FEDERATED HIGH
                                                             FOR U.S.        INCOME BOND
                                                            GOVERNMENT         FUND II --           VIP               VIP GROWTH
                                                          SECURITIES II     PRIMARY SHARES      CONTRAFUND(R)        OPPORTUNITIES
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $       157,274    $       267,788    $       (10,050)    $          (683)
   Net realized gain (loss)                                       28,249            158,554              1,482             (11,605)
   Net change in unrealized appreciation (depreciation)
     on investments                                              (95,714)           180,093            492,605              91,163
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations              89,809            606,435            484,037              78,875
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          934,825            219,904            322,608              25,440
   Participant transfers                                         504,252            177,626            933,563              (6,870)
   Participant withdrawals                                      (622,525)          (182,217)           (63,313)             (5,659)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               816,552            215,313          1,192,858              12,911
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                         906,361            821,748          1,676,895              91,786
NET ASSETS
   Beginning of period                                         5,319,619            885,792          1,048,437             260,751
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $     6,225,980    $     1,707,540    $     2,725,332     $       352,537
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements
                                      SA-22

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING           TEMPLETON
                                                              VIP           MUTUAL SHARES         MARKETS              FOREIGN
                                                            GROWTH            SECURITIES         SECURITIES          SECURITIES
                                                          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $       (21,792)   $         4,579    $         1,588     $        28,326
   Net realized gain (loss)                                     (161,453)            16,671                621               9,101
   Net change in unrealized appreciation (depreciation)
     on investments                                            1,142,709            433,777            200,083             856,585
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations             959,464            455,027            202,292             894,012
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          739,896            366,625             24,589             397,243
   Participant transfers                                         634,814             24,221             (2,100)            314,125
   Participant withdrawals                                      (102,926)          (182,636)           (11,438)           (364,992)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           1,271,784            208,210             11,051             346,376
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                       2,231,248            663,237            213,343           1,240,388
NET ASSETS
   Beginning of period                                         2,212,363          1,817,086            378,909           2,547,863
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $     4,443,611    $     2,480,323    $       592,252     $     3,788,251
                                                        =================  =================  =================   =================

                                                           TEMPLETON          TEMPLETON        RYDEX VARIABLE
                                                          GLOBAL ASSET          GROWTH             TRUST            RYDEX VARIABLE
                                                           ALLOCATION         SECURITIES           JUNO               TRUST NOVA
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(5)        SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $         7,459    $        20,154    $          (414)    $           (96)
   Net realized gain (loss)                                           84              4,967               (269)                836
   Net change in unrealized appreciation (depreciation)
     on investments                                              111,832            776,730             (6,388)              1,850
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations             119,375            801,851             (7,071)              2,590
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           38,372            409,400              1,751               2,300
   Participant transfers                                         (15,953)           563,685            147,688               7,334
   Participant withdrawals                                       (13,569)          (198,454)            (1,394)               (314)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                                 8,850            774,631            148,045               9,320
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                         128,225          1,576,482            140,974              11,910
NET ASSETS
   Beginning of period                                           386,936          2,142,350                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $       515,161    $     3,718,832    $       140,974     $        11,910
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements


                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                            (CONTINUED)

                                                          RYDEX VARIABLE       SCUDDER VIT       SCUDDER VIT
                                                           TRUST SECTOR       EAFE(R) EQUITY      EQUITY 500
                                                             ROTATION             INDEX             INDEX             TECHNOLOGY
                                                           SUBACCOUNT(3)        SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $           (77)   $        27,505    $         1,649     $       (7,350)
   Net realized gain (loss)                                           31              2,499              1,177              11,044
   Net change in unrealized appreciation (depreciation)
     on investments                                                1,965            228,456            534,502             335,602
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations               1,919            258,460            537,328             339,296
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            3,194            164,628            408,499             180,319
   Participant transfers                                          26,409             36,908          1,893,612              27,616
   Participant withdrawals                                          (122)           (35,710)          (190,741)            (60,739)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                                29,481            165,826          2,111,370             147,196
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                          31,400            424,286          2,648,698             486,492
NET ASSETS
   Beginning of period                                                 -            625,618            948,591             669,792
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $        31,400    $     1,049,904    $     3,597,289     $     1,156,284
                                                        =================  =================  =================   =================

                                                                                WANGER                               WANGER U.S.
                                                          WANGER FOREIGN     INTERNATIONAL         WANGER              SMALLER
                                                              FORTY            SMALL CAP           TWENTY             COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $        (4,937)   $       (16,707)   $        (5,839)    $       (77,689)
   Net realized gain (loss)                                       (7,526)            64,604             (1,026)             19,998
   Net change in unrealized appreciation (depreciation)
     on investments                                              354,991          1,210,538            177,727           3,422,663
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) resulting from operations             342,528          1,258,435            170,862           3,364,972
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          172,708            506,008            186,367           1,169,362
   Participant transfers                                         265,048          1,523,513            354,145             224,747
   Participant withdrawals                                       (36,738)          (270,259)           (32,377)           (752,522)
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets resulting
     from participant transactions                               401,018          1,759,262            508,135             641,587
                                                        -----------------  -----------------  -----------------   -----------------
   Net increase (decrease) in net assets                         743,546          3,017,697            678,997           4,006,559
NET ASSETS
   Beginning of period                                           748,196          2,191,151            476,272           7,836,156
                                                        -----------------  -----------------  -----------------   -----------------
   End of period                                         $     1,491,742    $     5,208,848    $     1,155,269     $    11,842,715
                                                        =================  =================  =================   =================


+ Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.

++ Participant transfers include net assets transferred in from MFS Investors
   Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Asset
For the period ended December 31, 2003

(1) From inception January 22, 2003 to December 31, 2003.
(2) From inception June 3, 2003 to December 31, 2003.
(3) From inception June 9, 2003 to December 31, 2003.
(4) From inception June 12, 2003 to December 31, 2003.
(5) From inception June 19, 2003 to December 31, 2003.


                        See Notes to Financial Statements

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The Phoenix Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Estate Edge(R) (the "Product"). These financial statements are presented for the Product.

   The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.

   The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Growth Series                               Long-term growth of capital and future income rather than
(formerly, Phoenix-MFS Investors Growth Stock Series)   current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap      Long-term capital growth
Growth Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal
                                                        emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Growth and Income Series               Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth      Long-term growth of capital
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series            High total return over an extended period of time consistent
(formerly, Phoenix-Oakhurst Strategic Allocation        with prudent investment risk
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Value Equity Series                    Long-term capital appreciation with current income as a
(formerly, Phoenix-Oakhurst Value Equity Series)        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term Bond Series     changes in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to
                                                        produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                          To track the total return of the Dow Jones Industrial
                                                        Average(SM) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             To track the total return of the Nasdaq-100 Index(R) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation with current income as a
                                                        secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series        small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                       Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary
                                                        objective
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income by investing primarily in a diversified
                                                        portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
                                                        High current income by investing primarily in a
Federated High Income Bond Fund II                      professionally managed, diversified portfolio of fixed
                                                        income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Developing Markets Securities Fund            Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Global Asset Allocation Fund                  High total return
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Juno Fund                          To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury
                                                        debt instruments or futures contract on a specified debt
                                                        instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current
Rydex Variable Trust Nova Fund                          benchmark is 150% of the performance of the S&P 500(R)
                                                        Index (the "underlying index").
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                   International EAFE(R) Index which emphasizes stocks of
                                                        companies in major markets in Europe, Australasia and the
                                                        Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                       Stock Price Index which emphasizes stocks of large U.S.
                                                        companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Select                             Long-term growth of capital
(formerly, Wanger Foreign Forty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Select                                           Long-term growth of capital
(formerly, Wanger Twenty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
     Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE PHOENIX EDGE SERIES FUND
----------------------------
      Phoenix-Aberdeen International Series                           $          2,297,870                   $          832,876
      Phoenix-AIM Growth Series                                                  1,023,880                            1,004,713
      Phoenix-Alger Small-Cap Growth Series                                        336,765                              135,918
      Phoenix-Alliance/Bernstein Enhanced Index Series                           1,477,562                            1,397,277
      Phoenix-Duff & Phelps Real Estate Securities Series                        2,382,457                            1,247,720
      Phoenix-Engemann Capital Growth Series                                     2,657,553                            2,613,652
      Phoenix-Engemann Growth and Income Series                                  2,299,189                              627,641
      Phoenix-Engemann Small-Cap Growth Series                                     674,124                              526,014
      Phoenix-Engemann Strategic Allocation Series                               1,933,376                            1,516,068
      Phoenix-Engemann Value Equity Series                                       4,448,243                            1,248,367
      Phoenix-Goodwin Money Market Series                                       15,678,541                           25,776,128
      Phoenix-Goodwin Multi-Sector Fixed Income Series                           5,308,852                            1,406,088
      Phoenix-Goodwin Multi-Sector Short Term Bond Series                        1,010,363                              149,442
      Phoenix-Kayne Rising Dividends Series                                        257,199                              209,364
      Phoenix-Kayne Small-Cap Quality Value Series                                 312,239                               82,359
      Phoenix-Lazard International Equity Select Series                          1,196,477                               78,178
      Phoenix-Lazard Small-Cap Value Series                                        487,312                               18,638
      Phoenix-Lord Abbett Bond-Debenture Series                                    790,627                              257,700
      Phoenix-Lord Abbett Large-Cap Value Series                                 1,907,981                              293,891
      Phoenix-Lord Abbett Mid-Cap Value Series                                     903,633                              151,354
      Phoenix-Northern Dow 30 Series                                               866,127                              791,334
      Phoenix-Northern Nasdaq-100 Index(R) Series                                  763,619                              432,368
      Phoenix-Sanford Bernstein Mid-Cap Value Series                             2,246,234                            1,901,596
      Phoenix-Sanford Bernstein Small-Cap Value Series                           1,793,229                              686,307
      Phoenix-Seneca Mid-Cap Growth Series                                       1,262,521                              765,728
      Phoenix-Seneca Strategic Theme Series                                        608,341                              505,888

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                                         $ 694,329                            $ 225,365
      AIM V.I. Mid-Cap Core Equity Fund                                          1,109,078                                1,538
      AIM V.I. Premier Equity Fund                                                 249,507                               53,494

THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     Alger American Leveraged AllCap Portfolio                                    676,981                              404,641

FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                           1,966,781                            1,534,992
      Federated High Income Bond Fund II -- Primary Shares                       4,764,490                            2,168,916

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                2,962,224                              288,222
      VIP Growth Opportunities Portfolio                                           242,263                               51,844
      VIP Growth Portfolio                                                       1,254,509                              788,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                              1,065,109                              400,873
      Templeton Developing Markets Securities Fund                                  28,789                               48,991
      Templeton Foreign Securities Fund                                          1,154,165                              362,809
      Templeton Global Asset Allocation Fund                                        37,615                               31,841
      Templeton Growth Securities Fund                                           1,254,453                              376,000

THE RYDEX VARIABLE TRUST
------------------------
      Rydex Variable Trust Juno Fund                                                96,794                               49,152
      Rydex Variable Trust Nova Fund                                                12,018                                6,094
      Rydex Variable Trust Sector Rotation Fund                                     98,150                               46,497

SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                        396,359                              136,008
      Scudder VIT Equity 500 Index Fund                                          3,467,552                              725,619

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                         424,089                              285,818

WANGER ADVISORS TRUST
---------------------
      Wanger International Select                                                  478,782                              343,426
      Wanger International Small Cap                                             6,127,477                            7,275,280
      Wanger Select                                                                821,401                              213,781
      Wanger U.S. Smaller Companies                                              1,737,590                            1,395,418

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS

     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES

     Accumulation units outstanding                              3,424,098        2,809,091         2,685,618        2,460,753
     Unit value                                                  $2.461602        $2.054470         $1.570552        $1.858378
     Net assets (thousands)                                         $8,429           $5,771            $4,218           $4,573
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         2.99%            1.95%             1.12%                -
     Total return                                                   19.82%           30.81%           (15.49%)         (24.65%)


     PHOENIX-AIM GROWTH SERIES
     Accumulation units outstanding                              9,432,880        9,347,002         6,917,685        3,454,536
     Unit value                                                  $0.584280        $0.565199         $0.471550        $0.668005
     Net assets (thousands)                                         $5,511           $5,283            $3,262           $2,308
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.10%                -                 -                -
     Total return                                                    3.38%           19.86%           (29.41%)         (24.46%)


     PHOENIX-ALGER SMALL-CAP GROWTH SERIES(6)
     Accumulation units outstanding                                398,949          270,608            70,030                -
     Unit value                                                  $1.549689        $1.529729         $1.005350                -
     Net assets (thousands)                                           $618             $414               $70                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                             -                -                 - *              -
     Total return                                                    1.30%           52.16%             1.95%                -


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
     Accumulation units outstanding                             10,924,298       10,933,014        10,134,496        9,188,345
     Unit value                                                  $1.301532        $1.194527         $0.953942        $1.260084
     Net assets (thousands)                                        $14,218          $13,060            $9,668          $11,578
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.48%            1.13%             0.93%            0.74%
     Total return                                                    8.96%           25.22%            (24.3%)         (12.34%)


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
     Accumulation units outstanding                              1,651,789        1,449,931         1,102,269          598,108
     Unit value                                                  $3.591414        $2.687890         $1.959636        $1.762490
     Net assets (thousands)                                         $5,932           $3,897            $2,160           $1,054
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         2.49%            3.57%             4.10%            4.30%
     Total return                                                   33.61%           37.16%            11.19%            5.76%

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
     Accumulation units outstanding                              6,182,371        6,170,336         5,673,506        4,640,712
     Unit value                                                  $3.595886        $3.453214         $2.752063        $3.689693
     Net assets (thousands)                                        $22,231          $21,307           $15,614          $17,123
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.89%            0.09%                 -            0.06%
     Total return                                                    4.13%           25.48%           (25.41%)         (35.11%)


     PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
     Accumulation units outstanding                              9,103,725        7,625,426         7,103,928        5,991,771
     Unit value                                                  $1.192026        $1.087694         $0.860217        $1.119103
     Net assets (thousands)                                        $10,852           $8,294            $6,111           $6,705
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.27%            1.16%             0.85%            0.62%
     Total return                                                    9.59%           26.44%           (23.13%)          (8.91%)


     PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
     Accumulation units outstanding                              2,158,281        1,856,325         1,179,463          725,224
     Unit value                                                  $0.592175        $0.544200         $0.374665        $0.530504
     Net assets (thousands)                                         $1,278           $1,010              $442             $385
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -            0.06%
     Total return                                                    8.82%           45.25%           (29.38%)         (27.31%)


     PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
     Accumulation units outstanding                              2,932,458        2,965,387         2,953,570        1,113,366
     Unit value                                                  $4.126698        $3.871209         $3.255461        $3.711403
     Net assets (thousands)                                        $12,101          $11,480            $9,615           $4,132
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         2.62%            2.68%             2.89%            2.62%
     Total return                                                    6.60%           18.91%           (12.28%)           1.05%


     PHOENIX-ENGEMANN VALUE EQUITY SERIES
     Accumulation units outstanding                              8,930,408        6,564,979         6,371,754        5,257,047
     Unit value                                                  $1.493551        $1.333382         $1.085062        $1.401124
     Net assets (thousands)                                        $13,338           $8,754            $6,914           $7,366
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.97%            0.95%             0.95%            1.03%
     Total return                                                   12.01%           22.89%           (22.56%)         (18.62%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-GOODWIN MONEY MARKET SERIES
     Accumulation units outstanding                             12,169,553       18,120,832        18,607,236       14,281,002
     Unit value                                                  $1.694704        $1.694929         $1.696984        $1.686717
     Net assets (thousands)                                        $20,624          $30,714           $31,576          $24,008
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.77%            0.68%             1.40%            3.56%
     Total return                                                   (0.01%)          (0.12%)            0.61%            2.99%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
     Accumulation units outstanding                              4,498,262        3,495,053         3,104,557        2,569,280
     Unit value                                                  $3.344596        $3.155813         $2.776551        $2.544533
     Net assets (thousands)                                        $15,045          $11,030            $8,620           $6,538
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         6.24%            6.72%             7.25%            9.16%
     Total return                                                    5.98%           13.66%             9.12%            5.24%


     PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES(13)
     Accumulation units outstanding                              1,474,454          690,316                 -                -
     Unit value                                                  $1.070865        $1.024824                 -                -
     Net assets (thousands)                                         $1,579             $707                 -                -
     Mortality and expense ratio                                     0.80%            0.80% *               -                -
     Investment income ratio                                         4.45%            7.15% *               -                -
     Total return                                                    4.49%            1.26%                 -                -


     PHOENIX-KAYNE RISING DIVIDENDS SERIES(5)
     Accumulation units outstanding                                498,876          459,458             8,179                -
     Unit value                                                  $1.187332        $1.137122         $0.962489                -
     Net assets (thousands)                                           $592             $522                $8                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         1.38%            1.20%             0.98% *              -
     Total return                                                    4.42%           18.14%             1.55%                -


     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(7)
     Accumulation units outstanding                                385,078          220,665            12,097                -
     Unit value                                                  $1.497966        $1.201440         $1.006924                -
     Net assets (thousands)                                           $577             $265               $12                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         1.11%            2.25%             7.40% *              -
     Total return                                                   24.68%           19.32%             7.18%                -

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(9)
     Accumulation units outstanding                              1,570,365          703,224            84,844                -
     Unit value                                                  $1.413140        $1.229572         $0.954805                -
     Net assets (thousands)                                         $2,219             $865               $81                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         1.44%            1.07%                 - *              -
     Total return                                                   14.93%           28.78%             0.55%                -


     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(10)
     Accumulation units outstanding                                417,939          116,112             4,880                -
     Unit value                                                  $1.525944        $1.344974         $0.975786                -
     Net assets (thousands)                                           $638             $156                $5                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                             -            0.13%             0.73% *              -
     Total return                                                   13.46%           37.83%            (2.72%)               -


     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(8)
     Accumulation units outstanding                                954,130          583,321            11,334                -
     Unit value                                                  $1.332266        $1.238637         $1.060350                -
     Net assets (thousands)                                         $1,271             $723               $12                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         5.47%            6.32%            24.57% *              -
     Total return                                                    7.56%           16.81%             6.98%                -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(6)
     Accumulation units outstanding                              2,310,674        1,091,073           190,737                -
     Unit value                                                  $1.428364        $1.278196         $0.989338                -
     Net assets (thousands)                                         $3,300           $1,395              $189                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         1.02%            0.85%             1.18% *              -
     Total return                                                   11.75%           29.20%             6.90%                -


     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(6)
     Accumulation units outstanding                                999,847          441,980            79,721                -
     Unit value                                                  $1.517619        $1.231371         $0.997297                -
     Net assets (thousands)                                         $1,517             $544               $80                -
     Mortality and expense ratio                                     0.80%            0.80%             0.80% *              -
     Investment income ratio                                         0.62%            1.07%             1.76% *              -
     Total return                                                   23.25%           23.47%             4.96%                -

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-NORTHERN DOW 30 SERIES
     Accumulation units outstanding                              1,794,574        1,734,551         1,362,211          799,685
     Unit value                                                  $1.046631        $1.007986         $0.797556        $0.951463
     Net assets (thousands)                                         $1,878           $1,748            $1,086             $761
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.64%            1.75%             1.47%            1.28%
     Total return                                                    3.83%           26.38%           (16.18%)          (6.74%)


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
     Accumulation units outstanding                              2,674,796        1,979,800           911,998          586,462
     Unit value                                                  $0.530101        $0.485616         $0.328810        $0.531117
     Net assets (thousands)                                         $1,418             $961              $300             $311
     Mortality and expense ratio                                     0.80%            0.80%             0.80%             .80%
     Investment income ratio                                         0.62%                -                 -                -
     Total return                                                    9.16%           47.66%           (38.08%)         (33.60%)


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
     Accumulation units outstanding                              4,805,494        4,918,782         4,715,917        3,245,749
     Unit value                                                  $1.615697        $1.352684         $0.967255        $1.066210
     Net assets (thousands)                                         $7,764           $6,654            $4,561           $3,461
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.17%            0.20%             0.97%            1.63%
     Total return                                                   19.44%           39.85%            (9.28%)          22.00%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
     Accumulation units outstanding                              2,022,068        1,483,830         1,231,314          360,540
     Unit value                                                  $1.812071        $1.489038         $1.043389        $1.149967
     Net assets (thousands)                                         $3,664           $2,209            $1,285             $415
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80% *
     Investment income ratio                                             -                -             0.53%            1.45% *
     Total return                                                   21.69%           42.71%            (9.27%)          15.00%


     PHOENIX-SENECA MID-CAP GROWTH SERIES
     Accumulation units outstanding                              5,372,293        4,892,941         4,517,587        3,355,335
     Unit value                                                  $1.267677        $1.197406         $0.936910        $1.399206
     Net assets (thousands)                                         $6,810           $5,859            $4,233           $4,695
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -                -
     Total return                                                    5.87%           27.80%           (33.04%)         (25.89%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-SENECA STRATEGIC THEME SERIES
     Accumulation units outstanding                              3,308,355        3,204,388         3,047,941        2,830,043
     Unit value                                                  $1.490667        $1.425210         $1.046694        $1.622804
     Net assets (thousands)                                         $4,932           $4,567            $3,190           $4,593
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -                -
     Total return                                                    4.59%           36.16%           (35.50%)         (27.94%)


AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(2)
     Accumulation units outstanding                              1,580,598        1,016,538           494,444           73,759
     Unit value                                                  $0.883281        $0.835066         $0.649933        $0.866135
     Net assets (thousands)                                         $1,396             $849              $321              $64
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80% *
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    5.77%           28.48%           (24.96%)         (13.39%)


     AIM V.I. MID-CAP CORE EQUITY FUND(15)
     Accumulation units outstanding                              1,064,521                -                 -                -
     Unit value                                                  $1.016853                -                 -                -
     Net assets (thousands)                                         $1,082                -                 -                -
     Mortality and expense ratio                                     0.80% *              -                 -                -
     Investment income ratio                                         1.88% *              -                 -                -
     Total return                                                    1.92%                -                 -                -


     AIM V.I. PREMIER EQUITY FUND(3)
     Accumulation units outstanding                                976,366          728,485           661,274          144,969
     Unit value                                                  $0.846401        $0.806660         $0.650118        $0.939709
     Net assets (thousands)                                           $826             $588              $430             $136
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80% *
     Investment income ratio                                         0.53%            0.30%             0.53%            0.57% *
     Total return                                                    4.93%           24.08%           (30.82%)          (6.03%)


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
     Accumulation units outstanding                              3,388,093        2,864,240         2,287,518        1,103,864
     Unit value                                                  $0.582570        $0.542824         $0.406157        $0.619521
     Net assets (thousands)                                         $1,974           $1,555              $929             $684
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -             0.01%                -
     Total return                                                    7.32%           33.65%           (34.44%)         (16.61%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
     Accumulation units outstanding                              4,972,005        4,839,077         4,198,608        1,196,445
     Unit value                                                  $1.322387        $1.286605         $1.266996        $1.171253
     Net assets (thousands)                                         $6,575           $6,226            $5,320           $1,401
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         4.38%            3.47%             2.63%            3.45%
     Total return                                                    2.78%            1.55%             8.17%            6.17%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES
     Accumulation units outstanding                              3,630,935        1,543,019           970,442          636,398
     Unit value                                                  $1.212601        $1.106623         $0.912772        $0.907544
     Net assets (thousands)                                         $4,403           $1,708              $886             $578
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         7.37%           10.52%             8.67%            9.06%
     Total return                                                    9.58%           21.24%             0.58%            0.57%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO
     Accumulation units outstanding                              5,792,326        2,972,518         1,456,013          557,097
     Unit value                                                  $1.049025        $0.916843         $0.720074        $0.801421
     Net assets (thousands)                                         $6,076           $2,725            $1,048             $446
     Mortality and expense ratio                                     0.80%            0.80%             0.80%             .80%
     Investment income ratio                                         0.19%            0.26%             0.45%            0.23%
     Total return                                                   14.42%           27.33%           (10.15%)         (13.06%)


     VIP GROWTH OPPORTUNITIES PORTFOLIO
     Accumulation units outstanding                                749,646          488,086           464,350          287,524
     Unit value                                                  $0.767098        $0.722285         $0.561539        $0.724955
     Net assets (thousands)                                           $575             $353              $261             $208
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.34%            0.59%             0.75%            0.22%
     Total return                                                    6.20%           28.63%           (22.54%)         (18.39%)


     VIP GROWTH PORTFOLIO
     Accumulation units outstanding                              7,955,544        7,147,424         4,687,289        2,015,892
     Unit value                                                  $0.636869        $0.621708         $0.471992        $0.681648
     Net assets (thousands)                                         $5,067           $4,444            $2,212           $1,374
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.16%            0.16%             0.10%                -
     Total return                                                    2.44%           31.72%           (30.76%)         (18.39%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND
     Accumulation units outstanding                              2,221,205        1,762,593         1,603,078          891,987
     Unit value                                                  $1.572277        $1.407201         $1.133499        $1.295681
     Net assets (thousands)                                         $3,492           $2,480            $1,817           $1,156
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.77%            1.04%             0.91%            1.83%
     Total return                                                   11.73%           24.15%           (12.52%)           6.19%


     TEMPLETON DEVELOPING MARKETS SECURITIES FUND
     Accumulation units outstanding                                380,254          397,438           385,906          377,899
     Unit value                                                  $1.843555        $1.490172         $0.981871        $0.991250
     Net assets (thousands)                                           $701             $592              $379             $375
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.80%            1.18%             1.41%            0.60%
     Total return                                                   23.71%           51.77%            (0.95%)          (8.82%)


     TEMPLETON FOREIGN SECURITIES FUND
     Accumulation units outstanding                              4,477,611        3,738,411         3,297,658        1,889,438
     Unit value                                                  $1.191482        $1.013332         $0.772628        $0.956388
     Net assets (thousands)                                         $5,335           $3,788            $2,548           $1,807
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.05%            1.75%             1.62%            2.77%
     Total return                                                   17.58%           31.15%           (19.21%)         (16.67%)


     TEMPLETON GLOBAL ASSET ALLOCATION FUND
     Accumulation units outstanding                                370,468          373,954           367,666          343,027
     Unit value                                                  $1.581397        $1.377607         $1.052415        $1.109592
     Net assets (thousands)                                           $586             $515              $387             $381
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         2.83%            2.57%             1.74%            1.23%
     Total return                                                   14.79%           30.90%            (5.15%)         (10.67%)


     TEMPLETON GROWTH SECURITIES FUND
     Accumulation units outstanding                              3,173,494        2,594,728         1,959,317          998,298
     Unit value                                                  $1.649616        $1.433227         $1.093417        $1.352266
     Net assets (thousands)                                         $5,235           $3,719            $2,142           $1,350
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         1.17%            1.57%             2.33%           16.73%
     Total return                                                   15.10%           31.08%           (19.14%)          (2.10%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE RYDEX VARIABLE TRUST
------------------------
     RYDEX VARIABLE TRUST JUNO FUND(14)
     Accumulation units outstanding                                179,992          133,699                 -                -
     Unit value                                                  $0.934409        $1.054405                 -                -
     Net assets (thousands)                                           $168             $141                 -                -
     Mortality and expense ratio                                     0.80%            0.80% *               -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                  (11.38%)           6.62%                 -                -


     RYDEX VARIABLE TRUST NOVA FUND(11)
     Accumulation units outstanding                                 14,201            9,774                 -                -
     Unit value                                                  $1.385420        $1.218423                 -                -
     Net assets (thousands)                                            $20              $12                 -                -
     Mortality and expense ratio                                     0.80%            0.80% *               -                -
     Investment income ratio                                         0.05%                - *               -                -
     Total return                                                   13.71%           21.02%                 -                -


     RYDEX VARIABLE TRUST SECTOR ROTATION FUND(12)
     Accumulation units outstanding                                 70,183           27,165                 -                -
     Unit value                                                  $1.269504        $1.155895                 -                -
     Net assets (thousands)                                            $89              $31                 -                -
     Mortality and expense ratio                                     0.80%            0.80% *               -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                    9.83%           16.55%                 -                -


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND
     Accumulation units outstanding                              1,722,183        1,409,498         1,111,076          819,750
     Unit value                                                  $0.879795        $0.744878         $0.563080        $0.723980
     Net assets (thousands)                                         $1,515           $1,050              $626             $593
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         2.38%            4.22%             1.60%                -
     Total return                                                   18.11%           32.29%           (22.22%)         (25.30%)


     SCUDDER VIT EQUITY 500 INDEX FUND(4)
     Accumulation units outstanding                              6,019,943        3,448,709         1,156,156           24,095
     Unit value                                                  $1.144341        $1.043083         $0.820470        $1.054972
     Net assets (thousands)                                         $6,889           $3,597              $949              $25
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80% *
     Investment income ratio                                         1.01%            0.90%             2.97%                - *
     Total return                                                    9.71%           27.13%           (22.94%)          (1.07%)

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     TECHNOLOGY PORTFOLIO

     Accumulation units outstanding                              4,465,161        4,035,516         3,426,802        2,842,475
     Unit value                                                  $0.279558        $0.286527         $0.195457        $0.386106
     Net assets (thousands)                                         $1,248           $1,156              $670           $1,097
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -                -
     Total return                                                   (2.43%)          46.59%           (49.38%)         (49.27%)


WANGER ADVISORS TRUST
---------------------
     WANGER INTERNATIONAL SELECT
     Accumulation units outstanding                              1,190,809        1,099,621           772,732          584,851
     Unit value                                                  $1.673272        $1.356596         $0.968247        $1.152268
     Net assets (thousands)                                         $1,993           $1,492              $748             $674
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.31%            0.30%                 -            0.23%
     Total return                                                   23.34%           40.11%           (15.97%)         (27.21%)


     WANGER INTERNATIONAL SMALL CAP
     Accumulation units outstanding                              2,242,722        2,836,542         1,762,092        1,305,477
     Unit value                                                  $2.373078        $1.836337         $1.243495        $1.454746
     Net assets (thousands)                                         $5,322           $5,209            $2,191           $1,899
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                         0.60%            0.26%                 -                -
     Total return                                                   29.23%           47.68%           (14.52%)         (21.79%)


     WANGER SELECT
     Accumulation units outstanding                              1,138,743          753,030           402,592          260,131
     Unit value                                                  $1.815703        $1.534161         $1.183016        $1.290891
     Net assets (thousands)                                         $2,068           $1,155              $476             $336
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -                -
     Total return                                                   18.35%           29.68%            (8.36%)           8.22%

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     WANGER U.S. SMALLER COMPANIES
     Accumulation units outstanding                              5,829,086        5,629,689         5,292,455        4,276,912
     Unit value                                                  $2.469356        $2.103618         $1.480628        $1.794163
     Net assets (thousands)                                        $14,394          $11,843            $7,836           $7,673
     Mortality and expense ratio                                     0.80%            0.80%             0.80%            0.80%
     Investment income ratio                                             -                -                 -            0.06%
     Total return                                                   17.39%           42.08%           (17.48%)          10.49%



MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception January 16, 2001 to December 31, 2001.
(2) From inception May 17, 2001 to December 31, 2001.
(3) From inception June 18, 2001 to December 31, 2001.
(4) From inception November 28, 2001 to December 31, 2001.
(5) From inception September 18, 2002 to December 31, 2002.
(6) From inception September 23, 2002 to December 31, 2002.
(7) From inception September 27, 2002 to December 31, 2002.
(8) From inception October 8, 2002 to December 31, 2002.
(9) From inception October 15, 2002 to December 31, 2002.
(10) From inception November 20, 2002 to December 31, 2002.
(11) From inception June 3, 2003 to December 31, 2003.
(12) From inception June 9, 2003 to December 31, 2003.
(13) From inception June 12, 2003 to December 31, 2003.
(14) From inception June 19, 2003 to December 31, 2003.
(15) From inception December 3, 2004 to December 31, 2004.
* Annualized.

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                      SUBACCOUNT
                                                         ---------------------------------------------------------------------------

                                                              PHOENIX-                           PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                              ABERDEEN         PHOENIX-AIM         SMALL-CAP          BERNSTEIN
                                                           INTERNATIONAL          GROWTH             GROWTH         ENHANCED INDEX
                                                              SERIES              SERIES             SERIES             SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             2,809,091          9,347,002            270,608        10,933,014
Participant deposits                                              281,999          1,463,593             53,696         1,017,665
Participant transfers                                             540,845(e)        (995,905)            87,833          (241,679)
Participant withdrawals                                          (207,837)          (381,810)           (13,188)         (784,702)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   3,424,098          9,432,880            398,949        10,924,298
                                                         ==========================================================================

                                                          PHOENIX-DUFF &    PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-ENGEMANN
                                                            PHELPS REAL          CAPITAL          GROWTH AND           SMALL-CAP
                                                         ESTATE SECURITIES       GROWTH             INCOME              GROWTH
                                                              SERIES             SERIES             SERIES              SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             1,449,931          6,170,336          7,625,426         1,856,325
Participant deposits                                              132,284            867,865            772,415           188,080
Participant transfers                                             159,354           (392,117(c)       1,118,766(b)        341,945
Participant withdrawals                                           (89,780)          (463,713)          (412,882)         (228,069)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   1,651,789          6,182,371          9,103,725         2,158,281
                                                         ==========================================================================

                                                              PHOENIX-                                                 PHOENIX-
                                                              ENGEMANN           PHOENIX-           PHOENIX-        GOODWIN MULTI-
                                                             STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                             ALLOCATION          EQUITY              MARKET             INCOME
                                                              SERIES             SERIES              SERIES             SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             2,965,387          6,564,979         18,120,832         3,495,053
Participant deposits                                              300,722            711,009          3,907,725           298,060
Participant transfers                                             (93,419)         2,014,959(d)      (7,654,029)          898,763(a)
Participant withdrawals                                          (240,232)          (360,539)        (2,204,975)         (193,614)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   2,932,458          8,930,408         12,169,553         4,498,262
                                                         ==========================================================================

                                                             PHOENIX-
                                                           GOODWIN MULTI-                        PHOENIX-KAYNE      PHOENIX-LAZARD
                                                            SECTOR SHORT      PHOENIX-KAYNE        SMALL-CAP        INTERNATIONAL
                                                             TERM BOND       RISING DIVIDENDS    QUALITY VALUE      EQUITY SELECT
                                                              SERIES             SERIES              SERIES             SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period               690,316            459,458            220,665           703,224
Participant deposits                                              224,515             37,734             78,513           214,443
Participant transfers                                             582,026              6,157             88,654           684,164
Participant withdrawals                                           (22,403)            (4,473)            (2,754)          (31,466)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   1,474,454            498,876            385,078         1,570,365
                                                         ==========================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                      SUBACCOUNT
                                                         --------------------------------------------------------------------------

                                                                              PHOENIX-LORD        PHOENIX-LORD       PHOENIX-LORD
                                                           PHOENIX-LAZARD     ABBETT BOND-      ABBETT LARGE-CAP    ABBETT MID-CAP
                                                          SMALL-CAP VALUE      DEBENTURE             VALUE              VALUE
                                                              SERIES             SERIES              SERIES             SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period               116,112            583,321          1,091,073           441,980
Participant deposits                                               49,454            105,360            178,766           166,019
Participant transfers                                             257,326            338,952          1,098,285           401,465
Participant withdrawals                                            (4,953)           (73,503)           (57,450)           (9,617)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                     417,939            954,130          2,310,674           999,847
                                                         ==========================================================================

                                                                                PHOENIX-
                                                                                NORTHERN       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-          NASDAQ-100       BERNSTEIN MID-     BERNSTEIN SMALL-
                                                          NORTHERN DOW 30       INDEX(R)          CAP VALUE          CAP VALUE
                                                              SERIES             SERIES              SERIES             SERIES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             1,734,551          1,979,800          4,918,782         1,483,830
Participant deposits                                              165,270            256,473            368,124           231,021
Participant transfers                                             109,587            511,550           (265,079)          506,229
Participant withdrawals                                          (214,834)           (73,027)          (216,333)         (199,012)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   1,794,574          2,674,796          4,805,494         2,022,068
                                                         ==========================================================================

                                                          PHOENIX-SENECA      PHOENIX-SENECA   AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                          MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                              SERIES             SERIES               FUND              FUND
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             4,892,941          3,204,388          1,016,538                 -
Participant deposits                                              548,232            493,990            208,116            78,078
Participant transfers                                             127,231           (223,227)           441,306           987,763(f)
Participant withdrawals                                          (196,111)          (166,796)           (85,362)           (1,000)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   5,372,293          3,308,355          1,580,598          1,064,521
                                                         ==========================================================================

                                                                                                                   FEDERATED HIGH
                                                                              ALGER AMERICAN     FEDERATED FUND      INCOME BOND
                                                          AIM V.I. PREMIER      LEVERAGED           FOR U.S.         FUND II --
                                                               EQUITY             ALLCAP           GOVERNMENT      PRIMARY SHARES
                                                                FUND            PORTFOLIO        SECURITIES II         SHARES
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period               728,485          2,864,240          4,839,077         1,543,019
Participant deposits                                              139,506            453,555            639,868           187,020
Participant transfers                                             124,888            238,086            (86,134)        2,044,129
Participant withdrawals                                           (16,513)          (167,788)          (420,806)         (143,233)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                     976,366          3,388,093          4,972,005         3,630,935
                                                         ==========================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                      SUBACCOUNT
                                                         --------------------------------------------------------------------------
                                                                                VIP GROWTH                          MUTUAL SHARES
                                                         VIP CONTRAFUND(R)    OPPORTUNITIES      VIP GROWTH          SECURITIES
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO             FUND
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             2,972,518            488,086          7,147,424         1,762,593
Participant deposits                                              584,282             57,628          1,204,358           284,690
Participant transfers                                           2,419,081            218,536            511,743           369,464
Participant withdrawals                                          (183,555)           (14,604)          (907,981)         (195,542)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   5,792,326            749,646          7,955,544         2,221,205
                                                         ==========================================================================

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                               MARKETS           FOREIGN          GLOBAL ASSET          GROWTH
                                                             SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                                FUND              FUND                FUND               FUND
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period               397,438          3,738,411            373,954         2,594,728
Participant deposits                                               12,345            530,944             15,701           308,640
Participant transfers                                             (21,936)           373,537                  -           413,342
Participant withdrawals                                            (7,593)          (165,281)           (19,187)         (143,216)
                                                         ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                     380,254          4,477,611            370,468         3,173,494
                                                         ==========================================================================

                                                                                                RYDEX VARIABLE       SCUDDER VIT
                                                           RYDEX VARIABLE     RYDEX VARIABLE     TRUST SECTOR       EAFE(R) EQUITY
                                                             TRUST JUNO         TRUST NOVA         ROTATION             INDEX
                                                               FUND                FUND              FUND               FUND
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period               133,699              9,774             27,165         1,409,498
Participant deposits                                               38,424              3,422                946           246,273
Participant transfers                                              42,918              1,210             42,396           159,216
Participant withdrawals                                           (35,049)              (205)              (324)          (92,804)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                     179,992              14,201            70,183         1,722,183
                                                         ==========================================================================


                                                             SCUDDER VIT                            WANGER             WANGER
                                                          EQUITY 500 INDEX     TECHNOLOGY        INTERNATIONAL      INTERNATIONAL
                                                               FUND            PORTFOLIO           SELECT            SMALL CAP
                                                         -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             3,448,709          4,035,516          1,099,621         2,836,542
Participant deposits                                              887,991            631,168            129,522           221,049
Participant transfers                                           2,058,172            109,536             25,908          (726,203)
Participant withdrawals                                          (374,929)          (311,059)           (64,242)          (88,666)
                                                         --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   6,019,943          4,465,161          1,190,809         2,242,722
                                                         ==========================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED
DECEMBER 31, 2004 (CONTINUED)

                                                                      SUBACCOUNT
                                                         ------------------------------------
                                                                                WANGER U.S.
                                                                                 SMALLER
                                                            WANGER SELECT       COMPANIES
                                                         -----------------  -----------------
Accumulation units outstanding, beginning of period               753,030          5,629,689
Participant deposits                                              221,110            517,471
Participant transfers                                             214,481            (68,432)
Participant withdrawals                                           (49,878)          (249,642)
                                                         ------------------------------------
Accumulation units outstanding, end of period                   1,138,743          5,829,086
                                                         ====================================


(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include units transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include units transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include units transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include units transferred in from AIM Mid-Cap Equity on December 3, 2004.

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                        SUBACCOUNT
                                                      ------------------------------------------------------------------------------
                                                                                              PHOENIX-ALLIANCE/   PHOENIX-ALLIANCE/
                                                       PHOENIX-ABERDEEN      PHOENIX-AIM          BERNSTEIN          BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY      ENHANCED INDEX     GROWTH + VALUE
                                                            SERIES              SERIES             SERIES             SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           2,685,618             285,804         10,134,496             165,559
Participant deposits                                            377,974              56,947          1,387,219              41,004
Participant transfers                                            (1,359)            144,367           (168,459)             91,581
Participant withdrawals                                        (253,142)             (4,418)          (420,242)            (13,666)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 2,809,091             482,700         10,933,014             284,478
                                                      ============================================================================

                                                        PHOENIX-DUFF &
                                                          PHELPS REAL      PHOENIX-ENGEMANN    PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                            ESTATE          CAPITAL GROWTH      SMALL & MID-CAP      Money Market
                                                       SECURITIES SERIES        SERIES          GROWTH SERIES          SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           1,102,269           5,673,506          1,179,463          18,607,236
Participant deposits                                            152,722           1,097,871            231,492           9,094,031
Participant transfers                                           282,917            (192,807)           495,782          (8,639,971)
Participant withdrawals                                         (87,977)           (408,234)           (50,412)           (940,464)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 1,449,931           6,170,336          1,856,325          18,120,832
                                                      ============================================================================

                                                        PHOENIX-GOODWIN     PHOENIX-GOODWIN
                                                         MULTI-SECTOR         MULTI-SECTOR      PHOENIX-JANUS      PHOENIX-KAYNE
                                                         FIXED INCOME       SHORT TERM BOND    FLEXIBLE INCOME         RISING
                                                            SERIES              SERIES             SERIES         DIVIDENDS SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           3,104,557                   -          2,622,044               8,179
Participant deposits                                            270,218              28,964            287,474              24,669
Participant transfers                                           224,924             664,104           (585,619)            428,856
Participant withdrawals                                        (104,646)             (2,752)           (53,521)             (2,246)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 3,495,053             690,316          2,270,378             459,458
                                                      ============================================================================

                                                         PHOENIX-KAYNE      PHOENIX-LAZARD
                                                           SMALL-CAP        INTERNATIONAL      PHOENIX-LAZARD      PHOENIX-LAZARD
                                                         QUALITY VALUE      EQUITY SELECT      SMALL-CAP VALUE     U.S. MULTI-CAP
                                                            SERIES              SERIES             SERIES              SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period              12,097              84,844              4,880                   -
Participant deposits                                             42,587              54,516             22,510                 249
Participant transfers                                           168,623             630,823            113,071               9,463
Participant withdrawals                                          (2,642)            (66,959)           (24,349)               (122)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   220,665             703,224            116,112               9,590
                                                      ============================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                       SUBACCOUNT
                                                      ------------------------------------------------------------------------------
                                                         PHOENIX-LORD        PHOENIX-LORD                            PHOENIX-MFS
                                                            ABBETT              ABBETT          PHOENIX-LORD         INVESTORS
                                                        BOND-DEBENTURE      LARGE-CAP VALUE     ABBETT MID-CAP       GROWTH STOCK
                                                            SERIES              SERIES          VALUE SERIES           SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period              11,334             190,737             79,721           6,917,685
Participant deposits                                             37,297              86,396             56,217           1,937,776
Participant transfers                                           550,695             839,299            307,255           1,637,877
Participant withdrawals                                         (16,005)            (25,359)            (1,213)        (1,146,336)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   583,321           1,091,073            441,980           9,347,002
                                                      ============================================================================

                                                         PHOENIX-MFS                                              PHOENIX-NORTHERN
                                                        INVESTORS TRUST      PHOENIX-MFS      PHOENIX-NORTHERN        NASDAQ-100
                                                            SERIES           VALUE SERIES      DOW 30 SERIES       INDEX(R) SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period             262,079           1,390,117          1,362,211             911,998
Participant deposits                                             65,999             366,432            272,018             264,705
Participant transfers                                            80,007           1,052,243            198,472             922,919
Participant withdrawals                                         (14,121)           (470,192)           (98,150)           (119,822)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   393,964           2,338,600          1,734,551           1,979,800
                                                      ============================================================================

                                                                           PHOENIX-OAKHURST                        PHOENIX-SANFORD
                                                       PHOENIX-OAKHURST       STRATEGIC        PHOENIX-OAKHURST       BERNSTEIN
                                                          GROWTH AND          ALLOCATION         VALUE EQUITY       GLOBAL VALUE
                                                         INCOME SERIES          SERIES              SERIES             SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           7,103,928           2,953,570          6,371,754             364,208
Participant deposits                                            868,536             357,164            903,726              84,361
Participant transfers                                           (67,586)           (161,905)          (406,354)            118,122
Participant withdrawals                                        (279,452)           (183,442)          (304,147)            (12,803)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 7,625,426           2,965,387          6,564,979             553,888
                                                      ============================================================================

                                                       PHOENIX-SANFORD      PHOENIX-SANFORD
                                                           BERNSTEIN           BERNSTEIN        PHOENIX-SENECA     PHOENIX-SENECA
                                                         MID-CAP VALUE      SMALL-CAP VALUE     MID-CAP GROWTH    STRATEGIC THEME
                                                            SERIES              SERIES             SERIES              SERIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           4,715,917           1,231,314          4,517,587           3,047,941
Participant deposits                                            591,021             194,805            767,888             509,150
Participant transfers                                          (106,397)            138,553             37,548            (209,829)
Participant withdrawals                                        (281,759)            (80,842)          (430,082)           (142,874)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 4,918,782           1,483,830          4,892,941           3,204,388
                                                      ============================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                          SUBACCOUNT
                                                      ------------------------------------------------------------------------------
                                                         PHOENIX-STATE         AIM V.I.
                                                        STREET RESEARCH        CAPITAL             AIM V.I.        ALGER AMERICAN
                                                       SMALL-CAP GROWTH      APPRECIATION       PREMIER EQUITY        LEVERAGED
                                                            SERIES               FUND               FUND           ALLCAP PORTFOLIO
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period              70,030             494,444            661,274           2,287,518
Participant deposits                                             18,026             170,128            133,860             526,587
Participant transfers                                           186,739             400,874            (53,832)            252,620
Participant withdrawals                                          (4,187)            (48,908)           (12,817)           (202,485)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   270,608           1,016,538            728,485           2,864,240
                                                      ============================================================================

                                                        FEDERATED FUND      FEDERATED HIGH
                                                           FOR U.S.          INCOME BOND             VIP             VIP GROWTH
                                                          GOVERNMENT          FUND II --         CONTRAFUND(R)     OPPORTUNITIES
                                                         SECURITIES II      PRIMARY SHARES        PORTFOLIO          PORTFOLIO
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           4,198,608             970,442          1,456,013             464,350
Participant deposits                                            733,877             215,025            407,710              40,102
Participant transfers                                           398,975             527,754          1,189,079              (7,286)
Participant withdrawals                                        (492,383)           (170,202)           (80,284)             (9,080)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 4,839,077           1,543,019          2,972,518             488,086
                                                      ============================================================================

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING          TEMPLETON
                                                          VIP GROWTH         MUTUAL SHARES        MARKETS             FOREIGN
                                                           PORTFOLIO        SECURITIES FUND    SECURITIES FUND    SECURITIES FUND
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period           4,687,289           1,603,078            385,906           3,297,658
Participant deposits                                          1,394,108             297,627             23,287             466,831
Participant transfers                                         1,256,769              11,030             (1,884)            370,017
Participant withdrawals                                        (190,742)           (149,142)            (9,871)           (396,095)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 7,147,424           1,762,593            397,438           3,738,411
                                                      ============================================================================

                                                       TEMPLETON GLOBAL       TEMPLETON
                                                       ASSET ALLOCATION         GROWTH          RYDEX VARIABLE     RYDEX VARIABLE
                                                             FUND           SECURITIES FUND    TRUST JUNO FUND    TRUST NOVA FUND
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period             367,666           1,959,317                  -                  -
Participant deposits                                             32,964             341,978              1,570               2,052
Participant transfers                                           (14,925)            455,048            133,410               8,024
Participant withdrawals                                         (11,751)           (161,615)            (1,281)               (302)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   373,954           2,594,728            133,699               9,774
                                                       ============================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                         SUBACCOUNT
                                                      ------------------------------------------------------------------------------

                                                        RYDEX VARIABLE        SCUDDER VIT        SCUDDER VIT
                                                         TRUST SECTOR        EAFE(R) EQUITY        EQUITY 500        TECHNOLOGY
                                                        ROTATION FUND         INDEX FUND         INDEX FUND(3)       PORTFOLIO
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period                   -           1,111,076          1,156,155           3,426,802
Participant deposits                                              2,991             286,899            435,551             785,184
Participant transfers                                            24,287              70,418          2,046,079              81,230
Participant withdrawals                                            (113)            (58,895)          (189,076)           (257,700)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    27,165           1,409,498          3,448,709           4,035,516
                                                      ============================================================================

                                                            WANGER              WANGER                              WANGER U.S.
                                                           FOREIGN           INTERNATIONAL                            SMALLER
                                                            FORTY             SMALL CAP         WANGER TWENTY        COMPANIES
                                                      ------------------   ----------------   -----------------  ------------------
Accumulation units outstanding, beginning of period             772,732           1,762,092            402,592           5,292,455
Participant deposits                                            156,777             354,182            143,434             662,920
Participant transfers                                           204,412             901,132            231,626              87,649
Participant withdrawals                                         (34,300)           (180,864)           (24,622)           (413,335)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                 1,099,621           2,836,542            753,030           5,629,689
                                                      ============================================================================

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy's cash surrender value, reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15 and 2.50% due in policy years 16 and thereafter for all states except New York] and [6% due in policy years 1-10, 5% due in policy years 11-15 and 4.50% due in policy years 16 and thereafter in New York], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age, and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $4,675,737, $3,877,444 and $2,792,689 for the years ended December 31, 2004, 2003 and 2002, respectively.

   Phoenix receives additional compensation of up to $80 per policy for administrative services to the Account.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums). Such costs aggregated $1,951,830, $1,858,767 and $421,244 for the periods ended December 31, 2004, 2003 and 2002, respectively.

   Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any sales charges and premium taxes and a pro rata portion of the surrender charge that would apply to a full surrender is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor for the Account.

   Sales charges, ranging from 0% to 20% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal taxes equal to 1.50% and premium taxes equal to 2.25% for nonqualified plans and 1.50% for qualified plans of premiums paid, are paid to Phoenix from each premium payment. In the event of a surrender before ten years, any unpaid balance of the sales charges and premium taxes is deducted and paid to Phoenix.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account at an annual rate of 0.80% (0.25% for policy year 16 and thereafter) of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

   At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

   Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[lOGO]PRICEWATERHOUSECOOPERS PWC


To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (Estate Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Estate Edge(R)) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.


/s/PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
March 31, 2005

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

================================================================================

                                ESTATE STRATEGIES
================================================================================

                                                                     [VERSION B]


                THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                 MAY 1, 2005



                               ------------------

      FLEXIBLE PREMIUM FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses dated May 1, 2005. You may obtain a copy of each prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the address or telephone number below. Defined terms used in the current prospectuses are incorporated in this SAI.


                               ------------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Phoenix Life Insurance Company.........................................     2

The Separate Account...................................................     2

The Policy.............................................................     3

Servicing Agent........................................................     3


Underwriter and Sales of the Policies..................................     3

Performance History....................................................     4

Additional Information.................................................     6

Voting Rights..........................................................     7

Safekeeping of the Separate Account's Assets...........................     7

State Regulation.......................................................     7

Reports................................................................     7

Experts ...............................................................     7


Separate Account Financial Statements..................................  SA-1

Company Financial Statements...........................................   F-1

                               ------------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:           [ENVELOPE]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                        PO Box 8027
                                                                        Boston, Massachusetts 02266-8027

                                                           [TELEPHONE]  Tel. 800/541-0171

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company incorporated May 1, 1851, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly-traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

All income, gains or losses, whether or not realized, of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.


REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.


SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.


DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

   (A) + (B)
  -----------
      (C)      - (D) where:

(A)= the value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period;

(B)= the amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period;

(C)= the value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date;

(D)= the sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


THE POLICY
-------------------------------------------------------------------------------
The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.


THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.


SUICIDE
If the insured (or either of the insureds with respect to survivorship policies) commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.


INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's (or either of the insureds with respect to survivorship policies) lifetime or for 2 years from the policy date.


MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SERVICING AGENT
--------------------------------------------------------------------------------

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area located at 10 Krey Boulevard, East Greenbush, New York 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
----------------------------------------------------------

             2002                          N/A
----------------------------------------------------------
             2003                     $1.7 Million
----------------------------------------------------------
             2004                     $2.2 Million
----------------------------------------------------------


UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------
Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications.

Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix may pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
These rates of return shown are not an estimate nor a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:
The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2003:

Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:............................... $1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:...........................................  1.000137
Calculation:
   Ending account value...............................................  1.000137
   Less beginning account value.......................................  1.000000
   Net change in account value........................................  0.000137
Base period return:
   (adjusted change/beginning account value)..........................  0.000137
Current annual yield = return x (365/7) =.............................     0.71%
Effective annual yield = [(1 + return)(365/7)] - 1 =..................     0.72%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return. We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers from your registered representative.

------------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                  Series                        Inception Date   1 Year    5 Years  10 Years  Since Inception
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                  5/1/1990    20.78%   -2.80%     7.68%       7.22%
-------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                            12/15/1999     4.21%   -9.53%                -8.39%
-------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                 8/12/2002     2.12%                         21.09%
-------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series      7/14/1997     9.84%   -3.77%                 4.27%
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series    5/1/1995    34.69%   23.82%                17.08%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series               12/31/1982     4.97%  -11.69%     4.92%      11.79%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series              3/2/1998    10.48%   -1.32%                 4.13%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series              8/15/2000     9.69%                         -7.50%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series          9/17/1984     7.46%    3.14%     9.34%      10.88%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                   3/2/1998    12.92%    3.44%                 7.42%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/8/1982     0.79%    2.53%     3.84%       5.40%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series     12/31/1982     6.84%    8.75%     9.02%       9.51%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series    6/2/2003     5.33%                          5.26%
-------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                 8/12/2002     5.26%                          8.32%
-------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series          8/12/2002    25.68%                         19.38%
-------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series     8/12/2002    15.86%                         16.51%
-------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                       12/15/1999     4.67%    0.01%                 0.50%
-------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series           8/15/2000    10.04%                        -17.41%
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series         3/2/1998    20.41%   17.42%                 8.75%
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series     11/20/2000    22.67%                         18.19%
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   3/2/1998     6.72%   -4.63%                 5.03%
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 1/29/1996     5.44%   -9.56%                 6.50%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                     5/5/1993     6.63%   -6.51%     8.36%       9.00%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                     9/10/2001    13.82%                         10.30%
-------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                           5/5/1993     5.77%   -7.19%     8.67%       9.03%
-------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             1/25/1995     8.19%   -9.45%                14.96%
-------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      3/28/1994     3.61%    6.56%     6.11%       5.91%
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                     3/1/1994    10.46%    4.77%     7.59%       6.61%
-------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/3/1997    15.34%    1.85%                 8.24%
-------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/3/1997     7.06%   -5.14%                 0.52%
-------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/3/1997     3.26%   -6.88%                 4.24%
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                         11/8/1996    12.63%    8.55%                 9.37%
-------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     5/11/1992    18.53%    0.92%     8.61%       9.27%
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      3/15/1994    16.03%    4.59%     9.74%       9.27%
-------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                 11/4/1997    14.89%   13.26%                 9.12%
-------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                             11/30/2001     7.89%                         10.98%
-------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                          12/11/1989    12.65%    5.49%    12.77%      12.54%
-------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                               9/15/1999    24.04%   18.12%                16.72%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                         5/1/2003   -10.67%                         -6.93%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                         5/7/1997    14.62%   -8.98%                 2.66%
-------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund              5/1/2002    10.71%                          4.19%
-------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 8/22/1997    19.07%   -4.81%                 1.71%
-------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/1/1997    10.59%   -2.58%                 4.60%
-------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 11/30/1999    -1.64%  -21.93%               -18.23%
-------------------------------------------------------------------------------------------------------------
Wanger International Select                            2/1/1999    24.34%    1.45%                12.20%
-------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         5/1/1995    30.27%   -1.04%                16.49%
-------------------------------------------------------------------------------------------------------------
Wanger Select                                          2/1/1999    19.31%   11.46%                15.21%
-------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                          5/1/1995    18.33%    7.60%                16.37%
-------------------------------------------------------------------------------------------------------------


We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM) (DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500 Index(R) (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Consumer Reports
       Financial Planning
       Financial Services Weekly
       Forbes
       Fortune
       Investor's Business Daily
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA. The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on the first page of the prospectus.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
REDUCTION IN CHARGES

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]  the number of insureds,

[diamond]  total premiums expected to be paid,

[diamond]  total assets under management for the policyowner,

[diamond]  the nature of the relationship among individual insureds,


[diamond]  the purpose for which the policies are being purchased,


[diamond]  where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements.

[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond]  other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the series' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the series' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

We will vote series shares held in a subaccount for which no timely instructions are received, and series shares which are not otherwise attributable to policy owners, in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policy owner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policy owners.


SAFEKEEPING OF THE ACCOUNT'S ASSETS
-------------------------------------------------------------------------------
We hold the assets of the Account. The assets of the Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------
All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


EXPERTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Estate Strategies) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Joseph P. DeCresce, Counsel, and Brian Giantonio, Vice President, Tax and ERISA Counsel, Phoenix Life Insurance Company, have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

A N N U A L   R E P O R T

                                Estate Strategies

           S u r v i v o r s h i p  V a r i a b l e   U n i v e r s a l  L i f e





                                  Developed Exclusively for NFP Securities, Inc.


         P H O E N I X   L I F E   V A R I A B L E   U N I V E R S A L   L I F E
                                                                   A C C O U N T
                                                               DECEMBER 31, 2004









                                [LOGO]PHOENIX(R)

                  L0077AR (C) 2005 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004



                                                             PHOENIX-                           PHOENIX-ALGER      PHOENIX-DUFF &
                                                             ABERDEEN          PHOENIX-AIM        SMALL-CAP          PHELPS REAL
                                                           INTERNATIONAL          GROWTH           GROWTH         ESTATE SECURITIES
                                                            SUBACCOUNT          SUBACCOUNT       SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        30,228    $        10,188    $           602     $       105,708
                                                        =================  =================  =================   =================
     Investment at market                                $        46,973    $        13,601    $           534     $       154,215
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             46,973             13,601                534             154,215
LIABILITIES
     Accrued expenses                                                 15                  4                 (1)                 51
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        46,958    $        13,597    $           535     $       154,164
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    38,082             17,443                341              72,160
                                                        =================  =================  =================   =================
Unit value                                               $      1.233064    $      0.779485    $      1.564661     $      2.136396
                                                        =================  =================  =================   =================


                                                            PHOENIX-            PHOENIX-
                                                            ENGEMANN            ENGEMANN           PHOENIX-            PHOENIX-
                                                           GROWTH AND          STRATEGIC        ENGEMANN VALUE      GOODWIN MONEY
                                                             INCOME            ALLOCATION           EQUITY              MARKET
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        23,355    $        79,310    $       196,658     $       174,498
                                                        =================  =================  =================   =================
     Investment at market                                $        26,841    $        87,363    $       214,459     $       174,498
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             26,841             87,363            214,459             174,498
LIABILITIES
     Accrued expenses                                                  9                 29                 72                  59
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        26,832    $        87,334    $       214,387     $       174,439
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    26,065             76,888            219,243             169,402
                                                        =================  =================  =================   =================
Unit value                                               $      1.029417    $      1.135857    $      0.977850     $      1.029731
                                                        =================  =================  =================   =================


                                                            PHOENIX-
                                                         GOODWIN MULTI-                        PHOENIX-LAZARD       PHOENIX-LORD
                                                          SECTOR FIXED      PHOENIX-KAYNE         SMALL-CAP         ABBETT BOND-
                                                             INCOME        RISING DIVIDENDS         VALUE            DEBENTURE
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       270,816    $         4,920    $           644     $       180,417
                                                        =================  =================  =================   =================
     Investment at market                                $       277,845    $         5,047    $           639     $       185,907
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            277,845              5,047                639             185,907
LIABILITIES
     Accrued expenses                                                 93                  2                 (1)                 62
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       277,752    $         5,045    $           640     $       185,845
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   203,311              4,209                415             138,164
                                                        =================  =================  =================   =================
Unit value                                               $      1.366147    $      1.198783    $      1.540643     $      1.345109
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-1

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                                                                                       PHOENIX-
                                                          PHOENIX-LORD        PHOENIX-LORD                             NORTHERN
                                                        ABBETT LARGE-CAP     ABBETT MID-CAP       PHOENIX-            NASDAQ-100
                                                              VALUE               VALUE        NORTHERN DOW 30         INDEX(R)
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       157,209    $           800    $        28,703     $        65,056
                                                        =================  =================  =================   =================
     Investment at market                                $       185,813    $           903    $        31,586     $        71,113
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            185,813                903             31,586              71,113
LIABILITIES
     Accrued expenses                                                 62                  -                 11                  24
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       185,751    $           903    $        31,575     $        71,089
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   128,803                589             30,004              74,855
                                                        =================  =================  =================   =================
Unit value                                               $      1.442142    $      1.532249    $      1.052373     $      0.949698
                                                        =================  =================  =================   =================


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN MID-    BERNSTEIN SMALL-  AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                            CAP VALUE          CAP VALUE        APPRECIATION         CORE EQUITY
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        78,588    $        53,691    $        28,339     $       124,904
                                                        =================  =================  =================   =================
     Investment at market                                $       105,636    $        78,664    $        37,777     $       121,928
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            105,636             78,664             37,777             121,928
LIABILITIES
     Accrued expenses                                                 35                 26                 13                  36
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       105,601    $        78,638    $        37,764     $       121,892
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    61,197             46,405             39,362             119,832
                                                        =================  =================  =================   =================
Unit value                                               $      1.725597    $      1.694566    $      0.959423     $      1.017190
                                                        =================  =================  =================   =================


                                                          FEDERATED FUND     FEDERATED HIGH
                                                            FOR U.S.          INCOME BOND
                                                           GOVERNMENT          FUND II --
                                                          SECURITIES II      PRIMARY SHARES   VIP CONTRAFUND(R)      VIP GROWTH
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       405,873    $        27,491    $       286,027     $       116,881
                                                        =================  =================  =================   =================
     Investment at market                                $       403,186    $        31,634    $       385,109     $       124,246
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            403,186             31,634            385,109             124,246
LIABILITIES
     Accrued expenses                                                137                 11                128                  40
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       403,049    $        31,623    $       384,981     $       124,206
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   341,091             23,555            299,486             141,969
                                                        =================  =================  =================   =================
Unit value                                               $      1.181649    $      1.342515    $      1.285478     $      0.874880
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-2

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                                              TEMPLETON          TEMPLETON
                                                          MUTUAL SHARES        FOREIGN             GROWTH           SCUDDER VIT
                                                            SECURITIES        SECURITIES         SECURITIES       EQUITY 500 INDEX
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        55,186    $       287,107    $        58,507     $       103,308
                                                        =================  =================  =================   =================
     Investment at market                                $        76,618    $       384,992    $        77,761     $       141,947
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             76,618            384,992             77,761             141,947
LIABILITIES
     Accrued expenses                                                 25                129                 26                  47
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        76,593    $       384,863    $        77,735     $       141,900
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    63,609            332,179             63,609             122,427
                                                        =================  =================  =================   =================
Unit value                                               $      1.204130    $      1.158598    $      1.222079     $      1.159053
                                                        =================  =================  =================   =================


                                                            WANGER              WANGER                               WANGER U.S.
                                                         INTERNATIONAL       INTERNATIONAL                             SMALLER
                                                            SELECT            SMALL CAP         WANGER SELECT         COMPANIES
                                                          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $         4,859    $        23,082    $       174,182     $        18,575
                                                        =================  =================  =================   =================
     Investment at market                                $         5,576    $        39,856    $       218,527     $        24,867
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                              5,576             39,856            218,527              24,867
LIABILITIES
     Accrued expenses                                                  2                 14                 73                   8
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $         5,574    $        39,842    $       218,454     $        24,859
                                                        =================  =================  =================   =================
Accumulation units outstanding                                     4,385             28,266            141,366              17,586
                                                        =================  =================  =================   =================
Unit value                                               $      1.271157    $      1.409525    $      1.545314     $      1.413540
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-3

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                           PHOENIX-ALGER      PHOENIX-DUFF &
                                                             ABERDEEN          PHOENIX-AIM        SMALL-CAP          PHELPS REAL
                                                           INTERNATIONAL          GROWTH           GROWTH         ESTATE SECURITIES
                                                            SUBACCOUNT          SUBACCOUNT       SUBACCOUNT(1)        SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         1,104    $            13    $             -     $         3,182
Expenses
     Mortality and expense fees                                      153                 67                  1                 518
     Indexing (gain) loss                                              4                  1                  -                  17
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         947                (55)                (1)              2,647
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     441                  4                 (2)                298
Net realized gain distribution from Fund                               -                  -                  8              12,367
Net change in unrealized appreciation (depreciation)
     on investment                                                 6,441                257                (68)             24,497
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      6,882                261                (62)             37,162
Net increase (decrease) in net assets resulting from
     operations                                          $         7,829    $           206    $           (63)    $        39,809
                                                        =================  =================  =================   =================


                                                            PHOENIX-            PHOENIX-
                                                            ENGEMANN            ENGEMANN           PHOENIX-            PHOENIX-
                                                           GROWTH AND          STRATEGIC        ENGEMANN VALUE      GOODWIN MONEY
                                                             INCOME            ALLOCATION           EQUITY              MARKET
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           340    $         2,208    $         1,234     $         1,742
Expenses
     Mortality and expense fees                                      123                337                348                 930
     Indexing (gain) loss                                              1                  3                  5                  (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         216              1,868                881                 813
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     572                 33                506                   -
Net realized gain distribution from Fund                               -              2,200                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 1,592              1,614             20,596                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      2,164              3,847             21,102                   -
Net increase (decrease) in net assets resulting from
     operations                                          $         2,380    $         5,715    $        21,983     $           813
                                                        =================  =================  =================   =================


                                                            PHOENIX-
                                                         GOODWIN MULTI-                         PHOENIX-LAZARD      PHOENIX-LORD
                                                          SECTOR FIXED      PHOENIX-KAYNE         SMALL-CAP         ABBETT BOND-
                                                             INCOME        RISING DIVIDENDS         VALUE            DEBENTURE
                                                           SUBACCOUNT        SUBACCOUNT(2)       SUBACCOUNT(1)       SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        14,239    $            61    $             -     $         8,933
Expenses
     Mortality and expense fees                                      881                  9                  2                 666
     Indexing (gain) loss                                              6                  -                  -                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      13,352                 52                 (2)              8,263
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     119                  -                 (1)                 16
Net realized gain distribution from Fund                               -                  -                 52               2,403
Net change in unrealized appreciation (depreciation)
     on investment                                                 2,743                127                 (5)              2,273
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      2,862                127                 46               4,692
Net increase (decrease) in net assets resulting from
     operations                                          $        16,214    $           179    $            44     $        12,955
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-4

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                                                                                       PHOENIX-
                                                          PHOENIX-LORD        PHOENIX-LORD                             NORTHERN
                                                        ABBETT LARGE-CAP     ABBETT MID-CAP       PHOENIX-            NASDAQ-100
                                                              VALUE               VALUE        NORTHERN DOW 30         INDEX(R)
                                                           SUBACCOUNT         SUBACCOUNT(1)      SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         1,337    $             4    $           482     $           395
Expenses
     Mortality and expense fees                                      599                  2                110                 254
     Indexing (gain) loss                                              8                  -                  1                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         730                  2                371                 137
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     154                  -                 32              16,191
Net realized gain distribution from Fund                             724                  5                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                17,484                103              1,056              (9,571)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     18,362                108              1,088               6,620
Net increase (decrease) in net assets resulting from
     operations                                          $        19,092    $           110    $         1,459     $         6,757
                                                        =================  =================  =================   =================


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN MID-    BERNSTEIN SMALL-    PHOENIX-SENECA      PHOENIX-SENECA
                                                            CAP VALUE          CAP VALUE        MID-CAP GROWTH      STRATEGIC THEME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           162    $             -    $             -     $             -
Expenses
     Mortality and expense fees                                      377                282                 12                   -
     Indexing (gain) loss                                              7                  6                 (1)                 (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                        (222)              (288)               (11)                  1
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     120                565               (376)                 (1)
Net realized gain distribution from Fund                           7,292              6,343                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                10,487              7,835                (93)                  -
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     17,899             14,743               (469)                 (1)
Net increase (decrease) in net assets resulting from
     operations                                          $        17,677    $        14,455    $          (480)    $             -
                                                        =================  =================  =================   =================


                                                                                                                    FEDERATED FUND
                                                                                                ALGER AMERICAN        FOR U.S.
                                                        AIM V.I. CAPITAL    AIM V.I. MID-CAP      LEVERAGED          GOVERNMENT
                                                          APPRECIATION         CORE EQUITY          ALLCAP          SECURITIES II
                                                           SUBACCOUNT         SUBACCOUNT(3)       SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $           173    $             -     $        17,439
Expenses
     Mortality and expense fees                                      141                 36                 19               1,575
     Indexing (gain) loss                                              2                  1                 (2)                  7
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                        (143)               136                (17)             15,857
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     101                  -                (25)                284
Net realized gain distribution from Fund                               -              5,106                  -               2,036
Net change in unrealized appreciation (depreciation)
     on investment                                                 2,108             (2,976)              (284)             (5,886)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      2,209              2,130               (309)             (3,566)
Net increase (decrease) in net assets resulting from
     operations                                          $         2,066    $         2,266    $          (326)    $        12,291
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-5

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                           FUND II --                                               MUTUAL SHARES
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)     VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         2,424    $           725    $           126     $           586
Expenses
     Mortality and expense fees                                      131              1,329                434                 287
     Indexing (gain) loss                                              1                 21                  4                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       2,292               (625)              (312)                295
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     135                269                (29)                 45
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                   648             48,678              2,018               8,014
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                        783             48,947              1,989               8,059
Net increase (decrease) in net assets resulting from
     operations                                          $         3,075    $        48,322    $         1,677     $         8,354
                                                        =================  =================  =================   =================


                                                            TEMPLETON          TEMPLETON         SCUDDER VIT
                                                             FOREIGN             GROWTH         EAFE(R) EQUITY      SCUDDER VIT
                                                            SECURITIES         SECURITIES           INDEX         EQUITY 500 INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,679    $           826    $           129     $         1,385
Expenses
     Mortality and expense fees                                    1,349                274                 12                 522
     Indexing (gain) loss                                             19                  5                 (2)                  7
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       2,311                547                119                 856
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,020                 93                635                  97
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                52,837              9,726               (596)             12,114
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     53,857              9,819                 39              12,211
Net increase (decrease) in net assets resulting from
     operations                                          $        56,168    $        10,366    $           158     $        13,067
                                                        =================  =================  =================   =================
















                       See Notes to Financial Statements
                                      SA-6

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                              WANGER             WANGER                               WANGER U.S.
                                                           INTERNATIONAL      INTERNATIONAL                             SMALLER
                                                              SELECT           SMALL CAP         WANGER SELECT         COMPANIES
                                                           SUBACCOUNT(2)       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $           260    $             -     $             -
Expenses
     Mortality and expense fees                                        9                150                732                  91
     Indexing (gain) loss                                              -                  4                 12                   2
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          (9)               106               (744)                (93)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                       2              1,390                112                 120
Net realized gain distribution from Fund                               -                  -                175                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                   717              8,611             31,738               3,759
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                        719             10,001             32,025               3,879
Net increase (decrease) in net assets resulting from
     operations                                          $           710    $        10,107    $        31,281     $         3,786
                                                        =================  =================  =================   =================




















Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date April 12, 2004 to December 31, 2004.
(2) From inception date July 16, 2004 to December 31, 2004.
(3) From inception date December 3, 2004 to December 31, 2004.


                       See Notes to Financial Statements
                                      SA-7

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                            PHOENIX-ALGER     PHOENIX-DUFF &
                                                             ABERDEEN          PHOENIX-AIM         SMALL-CAP         PHELPS REAL
                                                           INTERNATIONAL          GROWTH            GROWTH        ESTATE SECURITIES
                                                            SUBACCOUNT          SUBACCOUNT       SUBACCOUNT(1)        SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $           947    $           (55)   $            (1)    $         2,647
         Net realized gain (loss)                                    441                  4                  6              12,665
         Net change in unrealized appreciation
            (depreciation) on investment                           6,441                257                (68)             24,497
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        7,829                206                (63)             39,809
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                  -                  -                   -
         Participant transfers                                     4,961 (c)         (6,486)               612               1,020
         Participant withdrawals                                  (2,255)              (220)               (14)             (5,673)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                          2,706             (6,706)               598              (4,653)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           10,535             (6,500)               535              35,156
NET ASSETS
     Beginning of period                                          36,423             20,097                  -             119,008
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        46,958    $        13,597    $           535     $       154,164
                                                        =================  =================  =================   =================


                                                            PHOENIX-            PHOENIX-
                                                            ENGEMANN            ENGEMANN           PHOENIX-            PHOENIX-
                                                           GROWTH AND          STRATEGIC        ENGEMANN VALUE      GOODWIN MONEY
                                                             INCOME            ALLOCATION           EQUITY              MARKET
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS

         Net investment income (loss)                    $           216    $         1,868    $           881     $           813
         Net realized gain (loss)                                    572              2,233                506                   -
         Net change in unrealized appreciation
            (depreciation) on investment                           1,592              1,614             20,596                   -
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        2,380              5,715             21,983                 813
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      1,636              1,309              1,710              38,502
         Participant transfers                                   (10,003)             2,241            147,903 (b)        (539,892)
         Participant withdrawals                                  (1,236)            (4,754)            (1,820)             (7,396)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         (9,603)            (1,204)           147,793            (508,786)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (7,223)             4,511            169,776            (507,973)
NET ASSETS
     Beginning of period                                          34,055             82,823             44,611             682,412
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        26,832    $        87,334    $       214,387     $       174,439
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-8

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                            PHOENIX-
                                                         GOODWIN MULTI-                         PHOENIX-KAYNE       PHOENIX-LORD
                                                          SECTOR FIXED      PHOENIX-KAYNE         SMALL-CAP         ABBETT BOND-
                                                             INCOME        RISING DIVIDENDS         VALUE            DEBENTURE
                                                           SUBACCOUNT        SUBACCOUNT(2)       SUBACCOUNT(1)       SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        13,352    $            52    $            (2)    $         8,263
         Net realized gain (loss)                                    119                  -                 51               2,419
         Net change in unrealized appreciation
            (depreciation) on investment                           2,743                127                 (5)              2,273
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       16,214                179                 44              12,955
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      2,006                  -                  -               3,732
         Participant transfers                                   199,621 (a)          4,924                612              59,402
         Participant withdrawals                                  (6,007)               (58)               (16)             (2,334)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        195,620              4,866                596              60,800
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          211,834              5,045                640              73,755
NET ASSETS
     Beginning of period                                          65,918                  -                  -             112,090
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       277,752    $         5,045    $           640     $       185,845
                                                        =================  =================  =================   =================


                                                                                                                       PHOENIX-
                                                          PHOENIX-LORD        PHOENIX-LORD                             NORTHERN
                                                        ABBETT LARGE-CAP     ABBETT MID-CAP       PHOENIX-            NASDAQ-100
                                                              VALUE               VALUE        NORTHERN DOW 30         INDEX(R)
                                                           SUBACCOUNT         SUBACCOUNT(1)      SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $           730    $             2    $           371     $           137
         Net realized gain (loss)                                    878                  5                 32              16,191
         Net change in unrealized appreciation
            (depreciation) on investment                          17,484                103              1,056              (9,571)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       19,092                110              1,459               6,757
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      2,945                  -              1,636                   -
         Participant transfers                                    74,258                814              4,923                 255
         Participant withdrawals                                  (2,218)               (21)            (1,231)               (935)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         74,985                793              5,328                (680)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           94,077                903              6,787               6,077
NET ASSETS
     Beginning of period                                          91,674                  -             24,788              65,012
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       185,751    $           903    $        31,575     $        71,089
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-9

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN MID-    BERNSTEIN SMALL-    PHOENIX-SENECA     PHOENIX-SENECA
                                                            CAP VALUE          CAP VALUE        MID-CAP GROWTH     STRATEGIC THEME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $          (222)   $          (288)   $           (11)    $             1
         Net realized gain (loss)                                  7,412              6,908               (376)                 (1)
         Net change in unrealized appreciation
            (depreciation) on investment                          10,487              7,835                (93)                  -
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       17,677             14,455               (480)                  -
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                  -                  -                   -
         Participant transfers                                     1,430             (3,331)            (5,235)                  -
         Participant withdrawals                                  (3,323)            (1,168)               (40)                  -
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         (1,893)            (4,499)            (5,275)                  -
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           15,784              9,956             (5,755)                  -
NET ASSETS
     Beginning of period                                          89,817             68,682              5,755                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       105,601    $        78,638    $             -     $             -
                                                        =================  =================  =================   =================


                                                                                                                    FEDERATED FUND
                                                                                                ALGER AMERICAN        FOR U.S.
                                                        AIM V.I. CAPITAL    AIM V.I. MID-CAP      LEVERAGED          GOVERNMENT
                                                          APPRECIATION         CORE EQUITY          ALLCAP          SECURITIES II
                                                           SUBACCOUNT         SUBACCOUNT(3)       SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $          (143)   $           136    $           (17)    $        15,857
         Net realized gain (loss)                                    101              5,106                (25)              2,320
         Net change in unrealized appreciation
            (depreciation) on investment                           2,108             (2,976)              (284)             (5,886)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        2,066              2,266               (326)             12,291
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                201                  -              17,805
         Participant transfers                                     4,074            119,483 (d)         (8,388)             33,207
         Participant withdrawals                                  (2,066)               (58)               (63)             (6,440)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                          2,008            119,626             (8,451)             44,572
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,074            121,892             (8,777)             56,863
NET ASSETS
     Beginning of period                                          33,690                  -              8,777             346,186
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        37,764    $       121,892    $             -     $      403,049
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-10

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                           FUND II --                                               MUTUAL SHARES
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)     VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         2,292    $          (625)   $          (312)    $           295
         Net realized gain (loss)                                    135                269                (29)                 45
         Net change in unrealized appreciation
            (depreciation) on investment                             648             48,678              2,018               8,014
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        3,075             48,322              1,677               8,354
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                        654              9,333              2,616               6,075
         Participant transfers                                    (5,125)            63,626             45,620              (5,233)
         Participant withdrawals                                    (817)            (6,532)            (1,339)             (1,000)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         (5,288)            66,427             46,897                (158)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (2,213)           114,749             48,574               8,196
NET ASSETS
     Beginning of period                                          33,836            270,232             75,632              68,397
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        31,623    $       384,981    $       124,206     $        76,593
                                                        =================  =================  =================   =================


                                                            TEMPLETON          TEMPLETON         SCUDDER VIT
                                                             FOREIGN             GROWTH         EAFE(R) EQUITY      SCUDDER VIT
                                                            SECURITIES         SECURITIES           INDEX         EQUITY 500 INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         2,311    $           547    $           119     $           856
         Net realized gain (loss)                                  1,020                 93                635                  97
         Net change in unrealized appreciation
            (depreciation) on investment                          52,837              9,726               (596)             12,114
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       56,168             10,366                158              13,067
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      5,858              6,075                  -               6,077
         Participant transfers                                    61,937                  -             (5,434)                  -
         Participant withdrawals                                  (4,505)              (958)               (38)             (1,979)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         63,290              5,117             (5,472)              4,098
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          119,458             15,483             (5,314)             17,165
NET ASSETS
     Beginning of period                                         265,405             62,252              5,314             124,735
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       384,863    $        77,735    $             -     $       141,900
                                                        =================  =================  =================   =================


                        See Notes to Financial Statements
                                      SA-11

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                              WANGER             WANGER                               WANGER U.S.
                                                           INTERNATIONAL      INTERNATIONAL                             SMALLER
                                                              SELECT           SMALL CAP         WANGER SELECT         COMPANIES
                                                           SUBACCOUNT(2)       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            (9)   $           106    $          (744)    $           (93)
         Net realized gain (loss)                                      2              1,390                287                 120
         Net change in unrealized appreciation
            (depreciation) on investment                             717              8,611             31,738               3,759
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                          710             10,107             31,281               3,786
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                963              3,298                   -
         Participant transfers                                     4,923             (9,097)            71,849              (1,100)
         Participant withdrawals                                     (59)              (303)            (2,643)               (330)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                          4,864             (8,437)            72,504              (1,430)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,574              1,670            103,785               2,356
NET ASSETS
     Beginning of period                                               -             38,172            114,669              22,503
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $         5,574    $        39,842    $       218,454     $        24,859
                                                        =================  =================  =================   =================




















Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2004

(1) From inception date April 12, 2004 to December 31, 2004.
(2) From inception date July 16, 2004 to December 31, 2004.
(3) From inception date December 3, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.
(c) Participant transfers include net assets transferred in from Sanford Bernstein Global Value on September 24, 2004.
(d) Participant transfers include net assets transferred in from AIM Mid-Cap Equity on December 3, 2004.


                       See Notes to Financial Statements
                                      SA-12

                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                            PHOENIX-                           PHOENIX-DUFF &        PHOENIX-
                                                            ABERDEEN          PHOENIX-AIM        PHELPS REAL         ENGEMANN
                                                          INTERNATIONAL     MID-CAP EQUITY    ESTATE SECURITIES    CAPITAL GROWTH
                                                          SUBACCOUNT(1)      SUBACCOUNT(3)       SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           471    $          (132)   $         2,812     $           (15)
     Net realized gain (loss)                                         81                  2              3,429              (4,530)
     Net change in unrealized appreciation (depreciation)
         on investments                                           10,304              9,163             23,915               6,738
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            10,856              9,033             30,156               2,193
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                  -                  -               1,606
     Participant transfers                                        26,507 +           71,624             27,910             (19,847)
     Participant withdrawals                                        (940)              (301)            (2,747)                (68)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            25,567             71,323             25,163             (18,309)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        36,423             80,356             55,319             (16,116)
NET ASSETS
     Beginning of period                                               -                  -             63,689              16,116
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        36,423    $        80,356    $       119,008     $             -
                                                        =================  =================  =================   =================


                                                            PHOENIX-                              PHOENIX-
                                                         ENGEMANN SMALL        PHOENIX-        GOODWIN MULTI-
                                                           & MID-CAP         GOODWIN MONEY      SECTOR FIXED        PHOENIX-JANUS
                                                             GROWTH             MARKET             INCOME          FLEXIBLE INCOME
                                                          SUBACCOUNT(3)       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(4)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           (16)   $         1,730    $         5,137     $         2,092
     Net realized gain (loss)                                      3,842                  -              1,753               1,732
     Net change in unrealized appreciation (depreciation)
         on investments                                                -                  -              4,114              (2,392)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             3,826              1,730             11,004               1,432
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              1          1,256,264              1,605               1,404
     Participant transfers                                        (3,800)        (1,124,651)           (25,438)            119,444
     Participant withdrawals                                         (27)           (23,228)            (2,288)             (1,057)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            (3,826)           108,385            (26,121)            119,791
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                             -            110,115            (15,117)            121,223
NET ASSETS
     Beginning of period                                               -            572,297             81,035                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $             -    $       682,412    $        65,918     $       121,223
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-13

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                          PHOENIX-LORD       PHOENIX-LORD       PHOENIX-MFS
                                                          ABBETT BOND-     ABBETT LARGE-CAP   INVESTORS GROWTH       PHOENIX-MFS
                                                            DEBENTURE           VALUE              STOCK           INVESTORS TRUST
                                                          SUBACCOUNT(4)      SUBACCOUNT(4)      SUBACCOUNT(2)       SUBACCOUNT(3)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         2,710    $           206    $           (60)    $             6
     Net realized gain (loss)                                        923                174                959               1,586
     Net change in unrealized appreciation (depreciation)
         on investments                                            3,217             11,120              3,156                   -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             6,850             11,500              4,055               1,592
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            601                280                  -                   7
     Participant transfers                                       105,386             80,387             16,226 ++           (1,599)
     Participant withdrawals                                        (747)              (493)              (184)                  -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           105,240             80,174             16,042              (1,592)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       112,090             91,674             20,097                   -
NET ASSETS
     Beginning of period                                               -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       112,090    $        91,674    $        20,097     $             -
                                                        =================  =================  =================   =================


                                                                                                 PHOENIX-
                                                                                                 NORTHERN             PHOENIX-
                                                           PHOENIX-MFS         PHOENIX-          NASDAQ-100        OAKHURST GROWTH
                                                              VALUE        NORTHERN DOW 30        INDEX(R)           AND INCOME
                                                          SUBACCOUNT(3)       SUBACCOUNT        SUBACCOUNT(5)        SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           972    $           264    $          (150)    $           195
     Net realized gain (loss)                                         10                 36                116                  39
     Net change in unrealized appreciation (depreciation)
         on investments                                           13,416              4,869             15,628               5,505
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            14,398              5,169             15,594               5,739
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            320              1,636                  -               1,636
     Participant transfers                                        86,664                  -             49,999               9,492
     Participant withdrawals                                        (481)              (934)              (581)               (948)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            86,503                702             49,418              10,180
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       100,901              5,871             65,012              15,919
NET ASSETS
     Beginning of period                                               -             18,917                  -              18,136
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       100,901    $        24,788    $        65,012     $        34,055
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-14

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                            PHOENIX-
                                                            OAKHURST           PHOENIX-        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                            STRATEGIC        OAKHURST VALUE     BERNSTEIN MID-      BERNSTEIN SMALL
                                                           ALLOCATION           EQUITY            CAP VALUE           CAP VALUE
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,984    $           266    $          (126)    $          (173)
     Net realized gain (loss)                                      1,716              2,084              4,139               1,058
     Net change in unrealized appreciation (depreciation)
         on investments                                           11,910              6,951             20,546              17,406
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            15,610              9,301             24,559              18,291
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          2,914              2,914                803                   -
     Participant transfers                                       (23,810)           (12,067)            19,529              30,760
     Participant withdrawals                                      (3,053)            (1,024)            (1,618)               (619)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           (23,949)           (10,177)            18,714              30,141
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        (8,339)              (876)            43,273              48,432
NET ASSETS
     Beginning of period                                          91,162             45,487             46,544              20,250
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        82,823    $        44,611    $        89,817     $        68,682
                                                        =================  =================  =================   =================


                                                                                                                   FEDERATED FUND
                                                                                               ALGER AMERICAN          FOR U.S.
                                                         PHOENIX-SENECA    AIM V.I. CAPITAL       LEVERAGE           GOVERNMENT
                                                         MID-CAP GROWTH       APPRECIATION         ALLCAP           SECURITIES II
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           (39)   $          (125)   $           (45)    $         5,713
     Net realized gain (loss)                                     (6,038)               228             (4,228)                855
     Net change in unrealized appreciation (depreciation)
         on investments                                            8,845              7,721              8,169              (1,546)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             2,768              7,824              3,896               5,022
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          1,605                  -              1,605              17,003
     Participant transfers                                       (12,628)            (3,152)           (11,581)            158,176
     Participant withdrawals                                         (88)            (1,143)              (107)             (4,337)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           (11,111)            (4,295)           (10,083)            170,842
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        (8,343)             3,529             (6,187)            175,864
NET ASSETS
     Beginning of period                                          14,098             30,161             14,964             170,322
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $         5,755    $        33,690    $         8,777     $       346,186
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-15

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                            FUND II --                                              MUTUAL SHARES
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)     VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,758    $          (316)   $          (135)    $           351
     Net realized gain (loss)                                        893                 10                961                  20
     Net change in unrealized appreciation (depreciation)
         on investments                                            3,615             47,312             13,078              12,354
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             6,266             47,006             13,904              12,725
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            654              6,476              1,605               6,075
     Participant transfers                                         3,814            123,781             40,627               4,746
     Participant withdrawals                                        (613)            (3,239)              (374)               (853)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                             3,855            127,018             41,858               9,968
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        10,121            174,024             55,762              22,693
NET ASSETS
     Beginning of period                                          23,715             96,208             19,870              45,704
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        33,836    $       270,232    $        75,632     $        68,397
                                                        =================  =================  =================   =================

                                                           TEMPLETON          TEMPLETON         SCUDDER VIT
                                                            FOREIGN             GROWTH         EAFE(R) EQUITY        SCUDDER VIT
                                                           SECURITIES         SECURITIES           INDEX          EQUITY 500 INDEX
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(6)         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,117    $           768    $            (6)    $           652
     Net realized gain (loss)                                         18                566                  1                  25
     Net change in unrealized appreciation (depreciation)
         on investments                                           47,950             14,627                596              24,124
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            49,085             15,961                591              24,801
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            803              6,878                  -               6,075
     Participant transfers                                       179,588            (11,214)             4,747              27,911
     Participant withdrawals                                      (1,418)              (810)               (24)             (1,449)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           178,973             (5,146)             4,723              32,537
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       228,058             10,815              5,314              57,338
NET ASSETS
     Beginning of period                                          37,347             51,437                  -              67,397
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       265,405    $        62,252    $         5,314     $       124,735
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements
                                      SA-16

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                             WANGER                              WANGER U.S.
                                                          INTERNATIONAL                            SMALLER
                                                            SMALL CAP        WANGER TWENTY       COMPANIES
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           (57)   $          (225)   $          (114)
     Net realized gain (loss)                                        636                  6              3,208
     Net change in unrealized appreciation (depreciation)
         on investments                                           10,247             12,678              6,974
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            10,826             12,459             10,068
                                                        -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            803                201              1,605
     Participant transfers                                        17,318             88,275            (22,093)
     Participant withdrawals                                        (111)              (744)              (294)
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            18,010             87,732            (20,782)
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        28,836            100,191            (10,714)
NET ASSETS
     Beginning of period                                           9,336             14,478             33,217
                                                        -----------------  -----------------  -----------------
     End of period                                       $        38,172    $       114,669    $        22,503
                                                        =================  =================  =================




















+ Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.
++ Participant transfers include net assets transferred in from MFS Investors
   Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ending December 31, 2003

(1) From inception February 7, 2003 to December 31, 2003.
(2) From inception February 14, 2003 to December 31, 2003.
(3) From inception April 10, 2003 to December 31, 2003.
(4) From inception April 29, 2003 to December 31, 2003.
(5) From inception May 19, 2003 to December 31, 2003.
(6) From inception September 19, 2003 to December 31, 2003.

                       See Notes to Financial Statements
                                      SA-17

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION

    The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Estate Strategies (the "Product"). These financial statements are presented for the Product.

    The Account currently consists of 48 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

    Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.

    The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Growth Series                               Long-term growth of capital and future income rather than
(formerly, Phoenix-MFS Investors Growth Stock Series)   current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap      Long-term capital growth
Growth Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal
                                                        emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Growth and Income Series               Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth      Long-term growth of capital
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series            High total return over an extended period of time consistent
(formerly, Phoenix-Oakhurst Strategic Allocation        with prudent investment risk
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Value Equity Series                    Long-term capital appreciation with current income as a
(formerly, Phoenix-Oakhurst Value Equity Series)        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide high current income while attempting to limit changes
Phoenix-Goodwin Multi-Sector Short Term Bond Series     in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to
                                                        produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                          To track the total return of the Dow Jones Industrial
                                                        Average(SM) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             To track the total return of the Nasdaq-100 Index(R) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation with current income as a
                                                        secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series        small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation
------------------------------------------------------------------------------------------------------------------------

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                       Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary
                                                        objective
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income by investing primarily in a diversified
                                                        portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
Federated High Income Bond Fund II                      High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                          instruments or futures contract on a specified debt instrument.
                                                        The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that match the performance of a
Rydex Variable Trust Nova Fund                          specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the
                                                        "underlying index").
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Morgan Stanley Capital International
Scudder VIT EAFE(R) Equity Index Fund                   EAFE(R) Index which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                       Stock Price Index which emphasizes stocks of large U.S.
                                                        companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Select                             Long-term growth of capital
(formerly, Wanger Foreign Forty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Select                                           Long-term growth of capital
(formerly, Wanger Twenty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

    B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

    C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

    D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

    F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
      Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:


SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE PHOENIX EDGE SERIES FUND
----------------------------
      Phoenix-Aberdeen International Series                           $              6,064                   $            2,409
      Phoenix-AIM Growth Series                                                         13                                6,777
      Phoenix-Alger Small-Cap Growth Series                                            620                                   16
      Phoenix-Duff & Phelps Real Estate Securities Series                           22,493                               12,123
      Phoenix-Engemann Growth and Income Series                                      1,976                               11,366
      Phoenix-Engemann Strategic Allocation Series                                   7,957                                5,094
      Phoenix-Engemann Value Equity Series                                         161,355                               12,625
      Phoenix-Goodwin Money Market Series                                          146,580                              654,749
      Phoenix-Goodwin Multi-Sector Fixed Income Series                             256,262                               47,221
      Phoenix-Kayne Rising Dividends Series                                          4,985                                   65
      Phoenix-Lazard Small-Cap Value Series                                            663                                   18
      Phoenix-Lord Abbett Bond-Debenture Series                                     91,252                               19,763
      Phoenix-Lord Abbett Large-Cap Value Series                                    96,689                               20,220
      Phoenix-Lord Abbett Mid-Cap Value Series                                         824                                   24
      Phoenix-Northern Dow 30 Series                                                 7,042                                1,341
      Phoenix-Northern Nasdaq-100 Index(R) Series                                   66,128                               66,670
      Phoenix-Sanford Bernstein Mid-Cap Value Series                                 8,884                                3,703
      Phoenix-Sanford Bernstein Small-Cap Value Series                               6,344                                4,786
      Phoenix-Seneca Mid-Cap Growth Series                                               -                                5,288

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)


SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                              $              4,074                   $            2,208
      AIM V.I. Mid-Cap Core Equity Fund                                            124,951                                   47

THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
      Alger American Leveraged AllCap Portfolio                                          -                                8,471

FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                             100,177                               37,700
      Federated High Income Bond Fund II -- Primary Shares                           3,079                                6,076

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                   85,652                               19,817
      VIP Growth Portfolio                                                          62,580                               15,981

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                  6,575                                6,437
      Templeton Foreign Securities Fund                                            105,717                               40,079
      Templeton Growth Securities Fund                                               6,817                                1,149

SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                            129                                5,485
      Scudder VIT Equity 500 Index Fund                                              7,320                                2,363

WANGER ADVISORS TRUST
---------------------
      Wanger International Select                                                    4,923                                   66
      Wanger International Small Cap                                                 1,216                                9,546
      Wanger Select                                                                 99,967                               27,999
      Wanger U.S. Smaller Companies                                                      -                                1,523

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES(7)
     Accumulation units outstanding                                 38,082           35,535                 -                -
     Unit value                                                  $1.233064        $1.024998                 -                -
     Net assets (thousands)                                            $47              $36                 -                -
     Mortality and expense ratio                                     0.40%            0.40% *               -                -
     Investment income ratio                                         2.88%            2.14% *               -                -
     Total return                                                   20.30%           41.79%                 -                -


     PHOENIX-AIM GROWTH SERIES(8)
     Accumulation units outstanding                                 17,443           26,759                 -                -
     Unit value                                                  $0.779485        $0.751011                 -                -
     Net assets (thousands)                                            $14              $20                 -                -
     Mortality and expense ratio                                     0.40%            0.40% *               -                -
     Investment income ratio                                         0.08%                - *               -                -
     Total return                                                    3.79%           27.82%                 -                -


     PHOENIX-ALGER SMALL-CAP GROWTH SERIES(12)
     Accumulation units outstanding                                    341                -                 -                -
     Unit value                                                  $1.564661                -                 -                -
     Net assets (thousands)                                             $1                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                             - *              -                 -                -
     Total return                                                  (10.27%)               -                 -                -


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(5)
     Accumulation units outstanding                                 72,160           74,730            55,076                -
     Unit value                                                  $2.136396        $1.592508         $1.156388                -
     Net assets (thousands)                                           $154             $119               $64                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                         2.46%            3.57%            12.49% *              -
     Total return                                                   34.15%           37.71%             7.49%                -


     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(2)
     Accumulation units outstanding                                      -                -            24,626           18,093
     Unit value                                                          -                -         $0.654428        $0.873856
     Net assets (thousands)                                              -                -               $16              $16
     Mortality and expense ratio                                         -                -             0.40%            0.40% *
     Investment income ratio                                             -                -                 -                - *
     Total return                                                        -                -           (25.11%)          (9.43%)

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-ENGEMANN GROWTH AND INCOME SERIES(3)
     Accumulation units outstanding                                 26,065           36,401            24,611           16,100
     Unit value                                                  $1.029417        $0.935540         $0.736913        $0.954846
     Net assets (thousands)                                            $27              $34               $18              $15
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         1.11%            1.26%             0.88%            1.06% *
     Total return                                                   10.03%           26.95%           (22.82%)          (2.31%)


     PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES(2)
     Accumulation units outstanding                                 76,888           78,042           102,558           29,774
     Unit value                                                  $1.135857        $1.061256         $0.888866        $1.009288
     Net assets (thousands)                                            $87              $83               $91              $30
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         2.62%            2.72%             3.72%            3.47% *
     Total return                                                    7.03%           19.39%           (11.93%)          (0.41%)


     PHOENIX-ENGEMANN VALUE EQUITY SERIES(2)
     Accumulation units outstanding                                219,243           51,307            64,546           31,017
     Unit value                                                  $0.977850        $0.869474         $0.704720        $0.906328
     Net assets (thousands)                                           $214              $45               $45              $28
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         1.42%            1.04%             1.19%            1.55% *
     Total return                                                   12.46%           23.38%           (22.24%)          (6.93%)


     PHOENIX-GOODWIN MONEY MARKET SERIES(1)
     Accumulation units outstanding                                169,402          665,302           559,522           17,837
     Unit value                                                  $1.029731        $1.025717         $1.022831        $1.012558
     Net assets (thousands)                                           $174             $682              $572              $18
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         0.75%            0.66%             1.29%            3.04% *
     Total return                                                    0.39%            0.28%             1.01%            1.16%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(2)
     Accumulation units outstanding                                203,311           51,345            72,029           17,374
     Unit value                                                  $1.366147        $1.283858         $1.125033        $1.026878
     Net assets (thousands)                                           $278              $66               $81              $18
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         6.46%            7.14%             9.53%           10.64% *
     Total return                                                    6.41%           14.12%             9.56%            2.20%

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-KAYNE RISING DIVIDENDS SERIES(13)
     Accumulation units outstanding                                  4,209                -                 -                -
     Unit value                                                  $1.198783                -                 -                -
     Net assets (thousands)                                             $5                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                         2.70% *              -                 -                -
     Total return                                                    3.68%                -                 -                -


     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(12)
     Accumulation units outstanding                                    415                -                 -                -
     Unit value                                                  $1.540643                -                 -                -
     Net assets (thousands)                                             $1                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                             - *              -                 -                -
     Total return                                                    7.56%                -                 -                -


     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(9)
     Accumulation units outstanding                                138,164           89,992                 -                -
     Unit value                                                  $1.345109        $1.245559                 -                -
     Net assets (thousands)                                           $186             $112                 -                -
     Mortality and expense ratio                                     0.40%            0.40% *               -                -
     Investment income ratio                                         5.36%            5.89% *               -                -
     Total return                                                    7.99%           10.22%                 -                -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(9)
     Accumulation units outstanding                                128,803           71,322                 -                -
     Unit value                                                  $1.442142        $1.285345                 -                -
     Net assets (thousands)                                           $186              $92                 -                -
     Mortality and expense ratio                                     0.40%            0.40% *               -                -
     Investment income ratio                                         0.89%            0.98% *               -                -
     Total return                                                   12.20%           25.27%                 -                -


     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(12)
     Accumulation units outstanding                                    589                -                 -                -
     Unit value                                                  $1.532249                -                 -                -
     Net assets (thousands)                                             $1                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                         0.69% *              -                 -                -
     Total return                                                   13.85%                -                 -                -

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-NORTHERN DOW 30 SERIES(3)
     Accumulation units outstanding                                 30,004           24,557            23,780           16,116
     Unit value                                                  $1.052373        $1.009450         $0.795510        $0.945214
     Net assets (thousands)                                            $32              $25               $19              $15
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         1.75%            1.67%             1.40%            2.64% *
     Total return                                                    4.25%           26.89%           (15.84%)          (3.20%)


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES(10)
     Accumulation units outstanding                                 74,855           75,027                 -                -
     Unit value                                                  $0.949698        $0.866527                 -                -
     Net assets (thousands)                                            $71              $65                 -                -
     Mortality and expense ratio                                     0.40%            0.40% *               -                -
     Investment income ratio                                         0.62%                - *               -                -
     Total return                                                    9.60%           31.31%                 -                -


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(2)
     Accumulation units outstanding                                 61,197           62,420            45,419            8,277
     Unit value                                                  $1.725597        $1.438900         $1.024777        $1.125075
     Net assets (thousands)                                           $106              $90               $47               $9
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         0.17%            0.22%             2.28%                - *
     Total return                                                   19.92%           40.41%            (8.91%)           6.68%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(5)
     Accumulation units outstanding                                 46,405           49,522            20,921                -
     Unit value                                                  $1.694566        $1.386899         $0.967938                -
     Net assets (thousands)                                            $79              $69               $20                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                             -                -             3.57% *              -
     Total return                                                   22.18%           43.28%             7.43%                -


     PHOENIX-SENECA MID-CAP GROWTH SERIES(2)
     Accumulation units outstanding                                      -            7,876            24,756           18,331
     Unit value                                                          -        $0.730753         $0.569495        $0.847074
     Net assets (thousands)                                              -               $6               $14              $16
     Mortality and expense ratio                                     0.40% *          0.40%             0.40%            0.40% *
     Investment income ratio                                             - *              -                 -                - *
     Total return                                                   (8.40%)          28.32%           (32.77%)         (11.05%)

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(6)
     Accumulation units outstanding                                 39,362           37,292            43,067                -
     Unit value                                                  $0.959423        $0.903417         $0.700316                -
     Net assets (thousands)                                            $38              $34               $30                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                             -                -                 - *              -
     Total return                                                    6.20%           29.00%            (4.08%)               -


     AIM V.I. MID-CAP CORE EQUITY FUND(14)
     Accumulation units outstanding                                119,832                -                 -                -
     Unit value                                                  $1.017190                -                 -                -
     Net assets (thousands)                                           $122                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                         1.93% *              -                 -                -
     Total return                                                    1.95%                -                 -                -


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(2)
     Accumulation units outstanding                                      -           10,561            24,162           17,965
     Unit value                                                          -        $0.831085         $0.619346        $0.940890
     Net assets (thousands)                                              -               $9               $15              $17
     Mortality and expense ratio                                     0.40% *          0.40%             0.40%            0.40% *
     Investment income ratio                                             - *              -             0.01%                - *
     Total return                                                   (3.77%)          34.19%           (34.17%)          (3.18%)


FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(4)
     Accumulation units outstanding                                341,091          302,330           151,656                -
     Unit value                                                  $1.181649        $1.145062         $1.123088                -
     Net assets (thousands)                                           $403             $346              $170                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                         4.43%            2.53%                 - *              -
     Total return                                                    3.20%            1.96%             3.27%                -


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES(3)
     Accumulation units outstanding                                 23,555           27,728            23,657            6,204
     Unit value                                                  $1.342515        $1.220281         $1.002469        $0.992707
     Net assets (thousands)                                            $32              $34               $24               $6
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         7.39%            6.04%             6.72%                - *
     Total return                                                   10.02%           21.73%             0.98%           (2.17%)

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(4)
     Accumulation units outstanding                                299,486          241,498           109,914                -
     Unit value                                                  $1.285478        $1.118989         $0.875309                -
     Net assets (thousands)                                           $385             $270               $96                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                         0.22%            0.22%                 - *              -
     Total return                                                   14.88%           27.84%             6.81%                -


     VIP GROWTH PORTFOLIO(2)
     Accumulation units outstanding                                141,969           88,913            30,892           17,856
     Unit value                                                  $0.874880        $0.850626         $0.643192        $0.925169
     Net assets (thousands)                                           $124              $76               $20              $17
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         0.12%            0.10%             0.11%                - *
     Total return                                                    2.85%           32.25%           (30.48%)          (5.37%)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND(4)
     Accumulation units outstanding                                 63,609           63,722            53,075                -
     Unit value                                                  $1.204130        $1.073374         $0.861129                -
     Net assets (thousands)                                            $77              $68               $46                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                         0.82%            1.05%                 - *              -
     Total return                                                   12.18%           24.65%             2.20%                -


     TEMPLETON FOREIGN SECURITIES FUND(2)
     Accumulation units outstanding                                332,179          270,437            50,112            9,037
     Unit value                                                  $1.158598        $0.981396         $0.745262        $0.918800
     Net assets (thousands)                                           $385             $265               $37               $8
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         1.09%            1.27%             1.25%                - *
     Total return                                                   18.06%           31.68%           (18.89%)          (4.87%)


     TEMPLETON GROWTH SECURITIES FUND(2)
     Accumulation units outstanding                                 63,609           58,867            64,013            8,860
     Unit value                                                  $1.222079        $1.057517         $0.803540        $0.989754
     Net assets (thousands)                                            $78              $62               $51               $9
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         1.20%            1.81%             0.81%                - *
     Total return                                                   15.56%           31.61%           (18.81%)           0.47%

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(11)
     Accumulation units outstanding                                      -            5,733                 -                -
     Unit value                                                          -        $0.926703                 -                -
     Net assets (thousands)                                              -               $5                 -                -
     Mortality and expense ratio                                     0.40% *          0.40% *               -                -
     Investment income ratio                                         4.41% *              - *               -                -
     Total return                                                    2.99%           12.49%                 -                -


     SCUDDER VIT EQUITY 500 INDEX FUND(4)
     Accumulation units outstanding                                122,427          118,541            81,756                -
     Unit value                                                  $1.159053        $1.052254         $0.824362                -
     Net assets (thousands)                                           $142             $125               $67                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                         1.06%            1.10%             3.22% *              -
     Total return                                                   10.15%           27.64%             7.90%                -


WANGER ADVISORS TRUST
---------------------
     WANGER INTERNATIONAL SELECT(13)
     Accumulation units outstanding                                  4,385                -                 -                -
     Unit value                                                  $1.271157                -                 -                -
     Net assets (thousands)                                             $6                -                 -                -
     Mortality and expense ratio                                     0.40% *              -                 -                -
     Investment income ratio                                             - *              -                 -                -
     Total return                                                   14.54%                -                 -                -


     WANGER INTERNATIONAL SMALL CAP(2)
     Accumulation units outstanding                                 28,266           35,139            12,743            9,579
     Unit value                                                  $1.409525        $1.086340         $0.732685        $0.853711
     Net assets (thousands)                                            $40              $38                $9               $8
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                         0.70%            0.15%                 -                - *
     Total return                                                   29.75%           48.27%           (14.18%)          (6.31%)


     WANGER SELECT(6)
     Accumulation units outstanding                                141,366           88,175            14,495                -
     Unit value                                                  $1.545314        $1.300452         $0.998785                -
     Net assets (thousands)                                           $218             $115               $14                -
     Mortality and expense ratio                                     0.40%            0.40%             0.40% *              -
     Investment income ratio                                             -                -                 - *              -
     Total return                                                   18.83%           30.20%            (0.54%)               -

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         PERIOD ENDED
                                                                                         DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     WANGER U.S. SMALLER COMPANIES(2)
     Accumulation units outstanding                                 17,586           18,763            39,508           16,579
     Unit value                                                  $1.413540        $1.199348         $0.840780        $1.014723
     Net assets (thousands)                                            $25              $23               $33              $17
     Mortality and expense ratio                                     0.40%            0.40%             0.40%            0.40% *
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   17.86%           42.65%           (17.14%)          (3.61%)















MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception June 29, 2001 to December 31, 2001.                 (9) From inception April 29, 2003 to December 31, 2003.
(2) From inception July 31, 2001 to December 31, 2001.                 (10) From inception May 19, 2003 to December 31, 2003.
(3) From inception August 28, 2001 to December 31, 2001.               (11) From inception September 19, 2003 to December 31, 2003.
(4) From inception July 22, 2002 to December 31, 2002.                 (12) From inception April 12, 2004 to December 31, 2004.
(5) From inception October 22, 2002 to December 31, 2002.              (13) From inception July 16, 2004 to December 31, 2004.
(6) From inception November 18, 2002 to December 31, 2002.             (14) From inception December 03, 2004 to December 31, 2004.
(7) From inception February 7, 2003 to December 31, 2003.              * Annualized.
(8) From inception February 14, 2003 to December 31, 2003.

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                                                       SUBACCOUNT
                                                      ----------------------------------------------------------------------------
                                                           PHOENIX-                                              PHOENIX-DUFF &
                                                           ABERDEEN                            PHOENIX-ALGER       PHELPS REAL
                                                         INTERNATIONAL       PHOENIX-AIM         SMALL-CAP      ESTATE SECURITIES
                                                            SERIES          GROWTH SERIES      GROWTH SERIES         SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             35,535              26,759                  -              74,730
Participant deposits                                                 -                   -                  -                   -
Participant transfers                                            4,651 (c)          (9,020)               350                 648
Participant withdrawals                                         (2,104)               (296)                (9)             (3,218)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   38,082              17,443                341              72,160
                                                      ============================================================================


                                                                              PHOENIX-
                                                          PHOENIX-            ENGEMANN
                                                          ENGEMANN           STRATEGIC           PHOENIX-           PHOENIX-
                                                         GROWTH AND          ALLOCATION       ENGEMANN VALUE      GOODWIN MONEY
                                                        INCOME SERIES          SERIES          EQUITY SERIES      MARKET SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             36,401              78,042             51,307             665,302
Participant deposits                                             1,781               1,222              1,902              37,488
Participant transfers                                          (10,817)              2,041            168,043 (b)        (526,186)
Participant withdrawals                                         (1,300)             (4,417)            (2,009)             (7,202)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   26,065              76,888            219,243             169,402
                                                      ============================================================================


                                                          PHOENIX-                                                PHOENIX-LORD
                                                       GOODWIN MULTI-     PHOENIX-KAYNE       PHOENIX-LAZARD      ABBETT BOND-
                                                        SECTOR FIXED     RISING DIVIDENDS    SMALL-CAP VALUE       DEBENTURE
                                                        INCOME SERIES         SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             51,345                   -                  -              89,992
Participant deposits                                             1,528                   -                  -               2,918
Participant transfers                                          155,068 (a)           4,259                426              47,089
Participant withdrawals                                         (4,630)                (50)               (11)             (1,835)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  203,311               4,209                415             138,164
                                                      ============================================================================


                                                                                                                    PHOENIX-
                                                        PHOENIX-LORD        PHOENIX-LORD         PHOENIX-           NORTHERN
                                                      ABBETT LARGE-CAP     ABBETT MID-CAP     NORTHERN DOW 30       NASDAQ-100
                                                        VALUE SERIES        VALUE SERIES          SERIES          INDEX(R) SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             71,322                   -             24,557              75,027
Participant deposits                                             2,243                   -              1,682                   -
Participant transfers                                           56,922                 605              5,001                 906
Participant withdrawals                                         (1,684)                (16)            (1,236)             (1,078)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  128,803                 589             30,004              74,855
                                                      ============================================================================

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)


                                                                                       SUBACCOUNT
                                                      ----------------------------------------------------------------------------
                                                       PHOENIX-SANFORD    PHOENIX-SANFORD
                                                        BERNSTEIN MID-    BERNSTEIN SMALL-    PHOENIX-SENECA    AIM V.I. CAPITAL
                                                          CAP VALUE          CAP VALUE        MID-CAP GROWTH      APPRECIATION
                                                           SERIES             SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             62,420              49,522              7,876              37,292
Participant deposits                                                 -                   -                  -                   -
Participant transfers                                              951              (2,325)            (7,821)              4,365
Participant withdrawals                                         (2,174)               (792)               (55)             (2,295)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   61,197              46,405                  -              39,362
                                                      ============================================================================


                                                                          ALGER AMERICAN      FEDERATED FUND     FEDERATED HIGH
                                                      AIM V.I. MID-CAP      LEVERAGED           FOR U.S.          INCOME BOND
                                                         CORE EQUITY          ALLCAP           GOVERNMENT          FUND II --
                                                            FUND            PORTFOLIO         SECURITIES II      PRIMARY SHARES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period                  -              10,561            302,330              27,728
Participant deposits                                               198                   -             15,555                 529
Participant transfers                                          119,691 (d)         (10,487)            28,762              (4,058)
Participant withdrawals                                            (57)                (74)            (5,556)               (644)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  119,832                   -            341,091              23,555
                                                      ============================================================================


                                                                                                                    TEMPLETON
                                                                                               MUTUAL SHARES         FOREIGN
                                                      VIP CONTRAFUND(R)     VIP GROWTH          SECURITIES          SECURITIES
                                                         PORTFOLIO          PORTFOLIO              FUND                FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            241,498              88,913             63,722             270,437
Participant deposits                                             8,115               2,988              5,552               5,744
Participant transfers                                           55,468              51,659             (4,761)             60,388
Participant withdrawals                                         (5,595)             (1,591)              (904)             (4,390)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  299,486             141,969             63,609             332,179
                                                      ============================================================================


                                                          TEMPLETON
                                                            GROWTH          SCUDDER VIT        SCUDDER VIT           WANGER
                                                          SECURITIES       EAFE(R) EQUITY    EQUITY 500 INDEX     INTERNATIONAL
                                                             FUND           INDEX FUND            FUND               SELECT
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             58,867               5,733            118,541                   -
Participant deposits                                             5,612                   -              5,727                   -
Participant transfers                                                -              (5,693)                 -               4,437
Participant withdrawals                                           (870)                (40)            (1,841)                (52)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   63,609                   -            122,427               4,385
                                                      ============================================================================

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)


                                                                                       SUBACCOUNT
                                                      ----------------------------------------------------------------------------
                                                           WANGER                               WANGER U.S.
                                                        INTERNATIONAL                             SMALLER
                                                         SMALL CAP         WANGER SELECT         COMPANIES
                                                      -----------------   -----------------  -----------------
Accumulation units outstanding, beginning of period             35,139              88,175             18,763
Participant deposits                                               842               2,425                  -
Participant transfers                                           (7,460)             52,683               (914)
Participant withdrawals                                           (255)             (1,917)              (263)
                                                      --------------------------------------------------------
Accumulation units outstanding, end of period                   28,266             141,366             17,586
                                                      ========================================================

























(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in MFS Value on September 24, 2004.
(c) Participant transfers include units transferred in from Sanford Bernstein Global Value on September 24, 2004.
(d) Participant transfers include units transferred in from AIM Mid-Cap Equity on December 3, 2004.

                            PHOENIX ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                       SUBACCOUNT
                                                      ------------------------------------------------------------------------------
                                                          PHOENIX-                             PHOENIX-DUFF &         PHOENIX-
                                                          ABERDEEN           PHOENIX-AIM         PHELPS REAL          ENGEMANN
                                                        INTERNATIONAL      MID-CAP EQUITY     ESTATE SECURITIES    CAPITAL GROWTH
                                                           SERIES              SERIES              SERIES              SERIES
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period                  -                   -              55,076               24,626
Participant deposits                                                 -                   -                   -                2,629
Participant transfers                                           36,668              66,866              21,751              (27,154)
Participant withdrawals                                         (1,133)               (269)             (2,097)                (101)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                   35,535              66,597              74,730                    -
                                                      ==============================================================================


                                                          PHOENIX-                                 PHOENIX-
                                                       ENGEMANN SMALL          PHOENIX-         GOODWIN MULTI-      PHOENIX-JANUS
                                                         & MID-CAP          GOODWIN MONEY        SECTOR FIXED      FLEXIBLE INCOME
                                                        GROWTH SERIES       MARKET SERIES       INCOME SERIES          SERIES
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period                  -             559,522              72,029                    -
Participant deposits                                                 1           1,225,939               1,384                1,204
Participant transfers                                               35          (1,097,497)            (20,149)              99,953
Participant withdrawals                                            (36)            (22,662)             (1,919)                (887)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                        -             665,302              51,345              100,270
                                                      ==============================================================================


                                                        PHOENIX-LORD        PHOENIX-LORD         PHOENIX-MFS         PHOENIX-MFS
                                                        ABBETT BOND-      ABBETT LARGE-CAP    INVESTORS GROWTH     INVESTORS TRUST
                                                      DEBENTURE SERIES      VALUE SERIES        STOCK SERIES            SERIES
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period                  -                   -                   -                    -
Participant deposits                                               519                 245                   -                   11
Participant transfers                                           90,103              71,503              27,021                  (11)
Participant withdrawals                                           (630)               (426)               (262)                   -
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                   89,992              71,322              26,759                    -
                                                      ==============================================================================


                                                                                                  PHOENIX-             PHOENIX-
                                                                               PHOENIX-           NORTHERN         OAKHURST GROWTH
                                                        PHOENIX-MFS        NORTHERN DOW 30       NASDAQ-100           AND INCOME
                                                        VALUE SERIES           SERIES          INDEX(R) SERIES          SERIES
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period                  -              23,780                   -               24,611
Participant deposits                                               324               1,847                   -                2,006
Participant transfers                                           89,646                   -              75,766               10,946
Participant withdrawals                                           (471)             (1,070)               (739)              (1,162)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                   89,499              24,557              75,027               36,401
                                                      ==============================================================================

                            PHOENIX ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)


                                                                                       SUBACCOUNT
                                                      ------------------------------------------------------------------------------
                                                           PHOENIX-
                                                           OAKHURST           PHOENIX-        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                          STRATEGIC        OAKHURST VALUE     BERNSTEIN MID-       BERNSTEIN SMALL-
                                                      ALLOCATION SERIES     EQUITY SERIES     CAP VALUE SERIES     CAP VALUE SERIES
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period            102,558              64,546              45,419               20,921
Participant deposits                                             3,233               4,248                 881                    -
Participant transfers                                          (24,527)            (16,144)             17,534               29,157
Participant withdrawals                                         (3,222)             (1,343)             (1,414)                (556)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                   78,042              51,307              62,420               49,522
                                                      ==============================================================================


                                                                                                                    FEDERATED FUND
                                                       PHOENIX-SENECA     AIM V.I. CAPITAL     ALGER AMERICAN          FOR U.S.
                                                       MID-CAP GROWTH       APPRECIATION      LEVERAGED ALLCAP        GOVERNMENT
                                                           SERIES               FUND              PORTFOLIO         SECURITIES II
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period             24,756              43,067              24,162              151,656
Participant deposits                                             3,018                   -               2,643               14,937
Participant transfers                                          (19,757)             (4,284)            (16,093)             139,570
Participant withdrawals                                           (141)             (1,491)               (151)              (3,833)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                    7,876              37,292              10,561              302,330
                                                      ==============================================================================


                                                       FEDERATED HIGH
                                                         INCOME BOND
                                                          FUND II --       VIP CONTRAFUND(R)      VIP GROWTH         MUTUAL SHARES
                                                       PRIMARY SHARES         PORTFOLIO           PORTFOLIO         SECURITIES FUND
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period             23,657             109,914              30,892               53,075
Participant deposits                                               590               7,048               2,709                6,750
Participant transfers                                            4,023             127,890              55,807                4,818
Participant withdrawals                                           (542)             (3,354)              (495)                 (921)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                   27,728             241,498             88,913                63,722
                                                      ==============================================================================


                                                                                                 SCUDDER VIT
                                                         TEMPLETON           TEMPLETON         EAFE(R) EQUITY        SCUDDER VIT
                                                          FOREIGN              GROWTH              INDEX           EQUITY 500 INDEX
                                                       SECURITIES FUND     SECURITIES FUND         FUND                  FUND
                                                      -----------------   -----------------   -----------------   ------------------
Accumulation units outstanding, beginning of period             50,112              64,013                   -               81,756
Participant deposits                                             1,216               8,444                   -                6,917
Participant transfers                                          220,734             (12,650)              5,761               31,468
Participant withdrawals                                         (1,625)               (940)                (28)              (1,600)
                                                      ------------------------------------------------------------------------------
Accumulation units outstanding, end of period                  270,437              58,867               5,733              118,541
                                                      ==============================================================================

                            PHOENIX ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)


                                                                                       SUBACCOUNT
                                                      ------------------------------------------------------------------------------

                                                           WANGER                               WANGER U.S.
                                                        INTERNATIONAL                             SMALLER
                                                          SMALL CAP        WANGER TWENTY        COMPANIES
                                                      -----------------   -----------------   -----------------
Accumulation units outstanding, beginning of period             12,743              14,495              39,508
Participant deposits                                             1,191                 163               2,061
Participant transfers                                           21,315              74,134             (22,505)
Participant withdrawals                                           (110)               (617)               (301)
                                                      ---------------------------------------------------------
Accumulation units outstanding, end of period                   35,139              88,175              18,763
                                                      =========================================================

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6--POLICY LOANS

    Policy provisions allow policyowners to borrow up to 90% of the policy's cash surrender value, reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15 and 2.50% due in policy years 16 and thereafter for all states except New York] and [6% due in policy years 1-10, 5% due in policy years 11-15 and 4.50% due in policy years 16 and thereafter in New York], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account, are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

    Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

    The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age, and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $61,357, $41,413 and $15,567 for the years ended December 31, 2004, 2003 and 2002, respectively.

    Policies which are surrendered during the first five policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the policy is surrendered (or a partial withdrawal is taken or the face amount is reduced or the policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums). Surrender fees deducted and paid to Phoenix aggregated $10,141, $11,274 and $4,800 for the years ended December 31, 2004, 2003 and 2002, respectively.

    Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any sales charges and premium taxes, and a pro-rata portion of the surrender charge that would apply to a full surrender is deducted from the policy value and paid to Phoenix.

    PEPCO is the principal underwriter and distributor for the Account.

    Sales charges, ranging from 0% to 30% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal and premium taxes equal to 3.75% of premiums paid, are paid to Phoenix by a withdrawal of participant units. In the event of a surrender before ten years, any unpaid balance of the sales charges and premium taxes is deducted and paid to Phoenix.

    Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.40% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

    The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

    The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

    At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

    The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors

                                ESTATE STRATEGIES
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

    Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

    Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



[LOGO] PRICEWATERHOUSECOOPERS


To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (Estate Strategies):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Estate Strategies) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 31, 2005

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

                                     PART C

                                     PART C
                                OTHER INFORMATION


ITEM 26.  EXHIBITS


(a)   BOARD OF DIRECTORS RESOLUTION.

      Resolution of the Board of Directors of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).

(b)   CUSTODIAN AGREEMENTS.

      Not applicable.

(c)   UNDERWRITING CONTRACTS


      (1) Master Service and Distribution Compliance Agreement dated November 1, 2000, between Depositor and Phoenix Equity Planning Corporation, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-23171).
      (2) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is filed herewith.


(d)   CONTRACTS

      Version A:

      (1) Estate Edge(R) - Flexible Premium Survivorship Variable Universal Life Insurance Policy Form Number V602 of Depositor is incorporated by reference to Registrant's March 12, 1997 EDGAR filing on Form S-6 (File No. 333-23171).

      (2) Estate Term Rider, Form UR36 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (3) LifePlan Options Rider, Form UR74 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (4) Conditional Exchange Option Rider, Form VR13 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (5) Four-Year Survivorship Term Rider, Form VR14 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (6) Disability Benefit Rider, Form VR15 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (7) Policy Split Option Rider, Form VR16 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (8) Guaranteed Death Benefit Rider, Form VR17 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (9) Conversion to Universal Life Rider, Form VR30 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).
      (10) Age 100+ Rider, Form VR40 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).

      Version B:
      (1) Estate Strategies - Flexible Premium Survivorship Variable Universal Life Insurance Policy Form Number V611 of Depositor, is incorporated by reference to Registrant's February 14, 2001 EDGAR filing on form S-6 (File No. 333-23171).
      (2) Estate Term Rider, Form UR36 of the Depositor, listed under Version A, above.
      (3) LifePlan Options Rider, Form UR74 of the Depositor, listed under Version A, above.
      (4) Conditional Exchange Option Rider, Form VR13 of the Depositor, listed under Version A, above.
      (5) Four-Year Survivorship Term Rider, Form VR14 of the Depositor, listed under Version A, above.
      (6) Disability Benefit Rider, Form VR15 of the Depositor, listed under Version A, above.
      (7) Policy Split Option Rider, Form VR16 of the Depositor, listed under Version A, above.
      (8) Guaranteed Death Benefit Rider, Form VR17 of the Depositor, listed under Version A, above.
      (9) Conversion to Universal Life Rider, Form VR30 of the Depositor, listed under Version A, above.
      (10) Age 100+ Rider, Form VR41 of the Depositor is incorporated by reference to Registrant's February 27, 2003 EDGAR filing on Form N-6 (File No. 333-23171).

(e)   APPLICATIONS

      Version A:

      Form of application for Estate Edge(R) Form No. OL2556 is filed herewith.


      Version B:

      Form of application for Estate Strategies is incorporated by reference to Registrant's February 14, 2001 EDGAR filing on Form S-6 (File No. 333-23171).

(f)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.


      (1) Amended and Restated Charter of Phoenix Life Insurance Company dated December 20, 2004, is filed herewith.

      (2) Amended and restated by-laws of Phoenix Life Insurance Company dated December 1, 2004, is filed herewith.


(g)   REINSURANCE CONTRACTS.

      Not applicable.

(h)   PARTICIPATION AGREEMENTS.

      (1)
      (a) Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


      (b) Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


      (2)
      (a) Participation Agreement dated April 18, between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust 1995 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (b) Amendment No. 1 dated December 16, 1996 to Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (3) Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (4)

      (a) Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


      (b) Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company, is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (c) Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (5) Participation Agreement dated December 17 among Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., and Miller Anderson & Sherrerd, LLP 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (6) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger &
          Company, Incorporated is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (7) Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (8) Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


      (9) Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-23171).


(i)   ADMINISTRATIVE CONTRACTS.


      (1) Administrative Service Agreement dated January 1, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-23171).

      (2) First Amendment dated November 11, 2003 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-23171).

      (3) Second Amendment dated February 27, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is filed herewith.

      (4) Third Amendment dated November 15, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is filed herewith.


(j)   OTHER MATERIAL CONTRACTS.

      Not applicable.

(k)   LEGAL OPINION.


      (1) Opinion and Consent of Counsel of Joseph P. DeCresce, Esq. is filed herewith.


(l)   ACTUARIAL OPINION.

      Not applicable.

(m)   CALCULATION.

      Not applicable.

(n)   OTHER OPINIONS.


      (1) Consent of Independent Registered Public Accounting Firm is filed herewith.
      (2)  Consent of Brian A. Giantonio, Esq. is filed herewith.


(o)   OMITTED FINANCIAL STATEMENTS.


      (1) Representation Letter regarding Separate Account Financial Statements of Phoenix Life Insurance Company, et al is filed herewith.


(p)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(q)   REDEEMABILITY EXEMPTION.

      Not applicable.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


           ----------------------------------------------------------------------------------------------------------
           Name and Principal Business Address             Positions and Offices with Depositor
           ----------------------------------------------------------------------------------------------------------
           Sal H. Alfiero                                  Director
           Protective Industries, LLC
           Buffalo, NY
           ----------------------------------------------------------------------------------------------------------
           Jean S. Blackwell                               Director
           Cummins Inc.
           500 Jackson Street
           Columbus, IN  47202-3005
           ----------------------------------------------------------------------------------------------------------
           Peter C. Browning                               Director
           McColl School of Business
           Charlotte, NC
           ----------------------------------------------------------------------------------------------------------
           Arthur P. Byrne                                 Director
           J.W. Childs Associates
           Boston, MA
           ----------------------------------------------------------------------------------------------------------
           Sanford Cloud, Jr.                              Director
           The National Conference for Community and
           Justice
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Richard N. Cooper                               Director
           Center for International Affairs
           Harvard University
           Cambridge, MA
           ----------------------------------------------------------------------------------------------------------
           Gordon J. Davis, Esq.                           Director
           LeBoeuf, Lamb, Greene & MacRae, LLP
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Ann Maynard Gray*                               Director
           ----------------------------------------------------------------------------------------------------------
           John E. Haire                                   Director
           Time, Inc.
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Jerry J. Jasinowski                             Director
           National Association of Manufacturers
           Washington, D.C.
           ----------------------------------------------------------------------------------------------------------
           Thomas S. Johnson                               Director
           GreenPoint Financial Corporation
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Marilyn E. LaMarche                             Director
           Lazard Freres & Co. LLC
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Dona D. Young*                                  Director, Chairman of the Board, President and Chief
                                                           Executive Officer
           ----------------------------------------------------------------------------------------------------------
           Michael E. Haylon*                              Executive Vice President and Chief Financial Officer
           ----------------------------------------------------------------------------------------------------------
           Philip K. Polkinghorn*                          Executive Vice President, Life and Annuity
           ----------------------------------------------------------------------------------------------------------
           Tracy L. Rich*                                  Executive Vice President, General Counsel and Assistant
                                                           Secretary
           ----------------------------------------------------------------------------------------------------------
           John H. Beers*                                  Vice President and Secretary
           ----------------------------------------------------------------------------------------------------------
           Katherine P. Cody*                              Vice President and Treasurer
           ----------------------------------------------------------------------------------------------------------
           Nancy J. Engberg*                               Vice President and Chief Compliance Officer
           ----------------------------------------------------------------------------------------------------------
           Scott R. Lindquist*                             Senior Vice President and Chief Accounting Officer
           ----------------------------------------------------------------------------------------------------------

           James D. Wehr**                                 Executive Vice President and Chief Investment Officer
           ----------------------------------------------------------------------------------------------------------

            * The principal business address of this individual is One American
              Row, Hartford, CT 06102

           ** The principal business address of this individual is 56 Prospect
              Street, Hartford, CT 06115


ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          -----------------------------------------------------------------------------------------------------------
          |                                                                                                         |
---------------------                                                                                        ------------------
Phoenix Life                                                                                                 Phoenix
Insurance                                                                                                    Investment
Company (1,2,3,7,8 +)                                                                                        Management
NY 100%                                                                                                      Company, Inc. (8)
                                                                                                             CT 100%
                                                                                                             Holding Company
---------------------                                                                                        -------------------
          |                                                                                                         |
------------------------------------------------------------                                                        |
          |                                                |                                                        |
          |            ---------------------------------------------------------------------------                  |
          |            |                 |                 |                  |                  |                  |
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  ------------------
 PM Holdings,   Phoenix Life      Phoenix Life      Home Life         Phoenix Life       Phoenix Life        Phoenix
 Inc. (8)       Variable          Variable          Insurance Co.     Separate           Separate            Investment
 CT 100%        Accumulation      Universal Life    Separate          Account C (3 ++)   Account D (3 ++)    Partners, Ltd. (8)
 Holding        Account (1 ++)    Account (2 ++)    Account B (3 ++)  NY                 NY                  DE 100% Asset
 Company        NY                NY                NY                                                       Management Company
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  -------------------
          |            |                                                                    |                       |
          |            ----------------------------------------------------------------------                       |
          |                                                                       |                                 |
          |------------------------------------------------                       |                                 |
          |                       |                       |                       |                                 |
 -----------------------   --------------------   ---------------------    -----------------                        |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                              |
 Variable                  Insurance              Annuity                  Edge Series                              |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                                     |
 DE Registered             CT 100%                CT 100%                  MA                                       |
 Investment Advisor                                                        Mutual Fund                              |
 -----------------------   --------------------   ---------------------    -----------------                        |
                                   |                      |                      |                                  |
           ------------------------|                      |                      |                     |----------------------|
           |                       |                      |                      |                     |                      |
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |            Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |            Planning            Investment
 Account (4 ++)            Universal Life         Variable                       |            Corporation (7,8)   Management
 CT                        Account (5 ++)         Universal Life                 |            CT 100%             Co.(8) IL
                           CT                     Account (6 ++)                 |            Broker/Dealer       Registered
                                                  CT                             |                                Investment Adviser
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
           |                       |                      |                      |                     |
           |                       |                      |----------------------|            -----------------
           |                       |                                             |            Phoenix
           -----------------------------------------------------------------------            Investment
                                                                                              Counsel, Inc. (8)
                                                                                              MA Registered
                                                                                              Investment Adviser
                                                                                              ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant

ITEM 29. INDEMNIFICATION


Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


Article VI, Section 6.1, of the Bylaws of the Depositor (as amended and restated effective December 1, 2004) provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:


(1) is or was a director, officer or employees of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30.  PRINCIPAL UNDERWRITER.


1.   Phoenix Equity Planning Corporation ("PEPCO")

     (a) PEPCO serves as the principal underwriter for the following entities:


         Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and Executive Officers of PEPCO

                NAME                         POSITION
                ----                         --------

                Daniel T. Geraci*            Director, Chairman of the Board and Chief Sales & Marketing Officer
                Michael E. Haylon*           Director
                James D. Wehr**              Director
                Nancy J. Engberg*            Vice President, Chief Compliance Officer and Anti-Money Laundering Officer
                John H. Beers*               Vice President and Secretary
                Glenn H. Pease**             Vice President, Finance and Treasurer
                John F. Sharry**             President, Sales
                Francis G. Waltman**         Senior Vice President and Chief Administrative Officer

                * The business address of this individual is One American Row, Hartford, CT 06102
                ** The business address of this individual is 56 Prospect
                   Street, Hartford, CT 06115

     (c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the policies.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.


The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102.


ITEM 32.  MANAGEMENT SERVICES.


Not applicable.


ITEM 33.  FEE REPRESENTATION.


Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on this 22nd day of April, 2005.


                   PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                   (Registrant)

              By:
                   -------------------------------------------------------------
                   *Dona D. Young, Chairman of the Board, President and
                    Chief Executive Officer

                   PHOENIX LIFE INSURANCE COMPANY
                   (Depositor)

              By:
                   -------------------------------------------------------------
                   *Dona D. Young, Chairman of the Board, President and
                    Chief Executive Officer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE               TITLE
          ---------               -----

                                  Director
 ---------------------------
   *Sal H. Alfiero

                                  Director
 ---------------------------
   *Jean S. Blackwell

                                  Director
 ---------------------------
   *Peter C. Browning

                                  Director
 ---------------------------
   *Arthur P. Byrne

                                  Director
 ---------------------------
   *Sanford Cloud, Jr.

                                  Director
 ---------------------------
   *Richard N. Cooper

                                  Director
 ---------------------------
   *Gordon J. Davis

                                  Director
 ---------------------------
   *Ann Maynard Gray

                                  Director
 ---------------------------
   *John E. Haire

          SIGNATURE               TITLE
          ---------               -----


                                  Director
 ---------------------------
   *Jerry J. Jasinowski

                                  Director
 ---------------------------
   *Thomas S. Johnson

                                  Director
 ---------------------------
   *Marilyn E. LaMarche


                                  Director, Chairman of the Board, President and
 ---------------------------      Chief Executive Officer
 *Dona D. Young

By:/s/ John H. Beers
   -----------------
   *John H. Beers, as Attorney-in-Fact pursuant to Powers of Attorney, on file with the Depositor.
   April 22, 2005




                                      S-2